    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 24, 2008


                                       SECURITIES ACT FILE NO. 333-156336


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------



                                    FORM N-14
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933


[X]   PRE-EFFECTIVE AMENDMENT NO. 1
[ ]   POST-EFFECTIVE AMENDMENT NO.



                        (Check appropriate box or boxes)


                                  ------------



                          VAN KAMPEN SERIES FUND, INC.
     (Exact Name of Registrant as Specified in Certificate of Incorporation)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (212) 296-6990
                        (Area Code and Telephone Number)


                                  ------------



                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this registration statement becomes effective. It is proposed that this filing will become effective on January 23, 2009 pursuant to Rule 488.

     Title of securities being registered: shares of common stock, par value $0.001 per share. The Registrant has registered an indefinite number of shares of common stock based on Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 33-51294 and 811-7140). No filing fee is due herewith because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     - Questions and Answers to Shareholders of Van Kampen Global Value Equity Fund

     - Notice of Special Meeting of Shareholders of Van Kampen Global Value Equity Fund

     - Prospectus/Proxy Statement regarding the proposed Reorganization of Van Kampen Global Value Equity Fund into Van Kampen Global Franchise Fund

     - Statement of Additional Information regarding the proposed Reorganization of Van Kampen Global Value Equity Fund into Van Kampen Global Franchise Fund

     - Part C Information

     - Exhibits

VAN KAMPEN INVESTMENTS                                             FEBRUARY 2009




IMPORTANT NOTICE TO SHAREHOLDERS OF

VAN KAMPEN GLOBAL VALUE EQUITY FUND


QUESTIONS & ANSWERS


Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.

Q. WHY IS A SHAREHOLDER MEETING BEING HELD?

A. You are being asked to approve a reorganization (the "Reorganization") of Van Kampen Global Value Equity Fund (the "Target Fund") into Van Kampen Global Franchise Fund (the "Acquiring Fund"), a Fund that pursues an investment objective and principal investment strategies that are substantially the same as the Target Fund's.

If the proposed Reorganization is approved and completed, an account will be set up in your name and you will become a shareholder of the Acquiring Fund and the Target Fund will be dissolved.

Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and a more complete description of the Acquiring Fund.

(VAN KAMPEN INVESTMENTS LOGO)


Q. WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. After careful consideration, the Board of Directors of the Target Fund has determined that the Reorganization will benefit the Target Fund's shareholders and recommends that you cast your vote "FOR" the proposed Reorganization. The Target Fund and the Acquiring Fund are substantially the same; each Fund pursues an investment objective and principal investment strategies that are substantially the same and invests in substantially the same types of portfolio securities. The purposes of the proposed Reorganization are to permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the larger net asset size of the combined fund and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and (iii) obtain potentially lower portfolio transaction costs.

Q. HOW WILL THE REORGANIZATION AFFECT ME?

A. Assuming shareholders approve the proposed Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, an account will be set up in your name and you will receive shares of the Acquiring Fund and the Target Fund will dissolve. The value of the shares of the Acquiring Fund you receive in the Reorganization will equal the value of the shares of the Target Fund you own immediately prior to the Reorganization.

Q. WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A. You will pay no sales load or commission in connection with the Reorganization. As more fully discussed in the Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Acquiring Fund issued in the Reorganization will be measured from the earlier of the time (i) the holder purchased shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

Q. WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A. If the Reorganization is approved, an account will be set up in your name and your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund as your class of shares of the Target Fund. Holders of Class A Shares of the Target Fund will receive Class A Shares of the Acquiring Fund; holders of Class B Shares of the Target Fund will receive Class B Shares of the Acquiring Fund; holders of Class C Shares of the Target Fund will receive Class C Shares of the Acquiring Fund; and holders of Class I Shares of the Target Fund will receive Class I Shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

Q. WILL I HAVE TO PAY ANY U.S. FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

A. The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss upon receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Acquiring Fund or as a result of its liquidation. Shareholders of the Target Fund should consult their own tax advisers regarding the specific U.S. federal, as well as state and local, income tax consequences of the Reorganization.

Q. WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?

A. If you choose to redeem or exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.

Q. WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL SHAREHOLDER MEETING?

A. The expenses related to the Reorganization, including the costs of the special meeting of shareholders of the Target Fund, will be allocated sumarily to the Target Fund (based on the expected benefits to the Target Fund as a result of the Reorganization) and the Target Fund's investment adviser.

Q. HOW DO I VOTE MY PROXY?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this proxy statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q. WHOM DO I CONTACT FOR FURTHER INFORMATION?

A. You can contact your financial adviser for further information. You may also call Van Kampen's Client Relations Department at 1-800-231-2808 or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

--------------------------------------------------------------------------------
ABOUT THE PROXY CARD

Please vote on the Reorganization using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.




[X] PLEASE MARK                                                            PROXY
    VOTES AS IN
    THIS EXAMPLE

                       VAN KAMPEN GLOBAL VALUE EQUITY FUND
                         SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXX


                           FOR  AGAINST  ABSTAIN
1.   The proposal to       [ ]    [ ]      [ ]
     approve the
     Agreement and Plan
     of Reorganization.



XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


                                     SAMPLE

                       VAN KAMPEN GLOBAL VALUE EQUITY FUND
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                                 (800) 231-2808
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 2009

  A special meeting of shareholders of Van Kampen Global Value Equity Fund (the "Target Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on April 30, 2009 at 9:30 a.m. central time for the following purposes:

  1. To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Van Kampen Global Franchise Fund (the "Acquiring Fund") in exchange for Class A, B, C and I Shares of the Acquiring Fund, (ii) distribute such Class A, B, C and I Shares to its shareholders and (iii) be dissolved.

  2. To transact such other business as may properly be presented at the special meeting or any adjournment thereof.

  Shareholders of record as of the close of business on February 2, 2009 are entitled to vote at the special meeting or any adjournment thereof.

  THE BOARD OF DIRECTORS OF THE TARGET FUND (THE "BOARD") REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE:

          FOR THE PROPOSED REORGANIZATION AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.
                                        For the Board of Directors
                                        of Van Kampen Global
                                        Value Equity Fund,

                                        Stefanie V. Chang Yu
                                        Vice President and Secretary
February   , 2009

                                  ------------

                             YOUR VOTE IS IMPORTANT.
        PLEASE RETURN YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS
                    BY TELEPHONE OR VIA THE INTERNET PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



               SUBJECT TO COMPLETION -- DATED DECEMBER 24, 2008


                           PROSPECTUS/PROXY STATEMENT

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                       VAN KAMPEN GLOBAL VALUE EQUITY FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                        VAN KAMPEN GLOBAL FRANCHISE FUND
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                                 (800) 231-2808

  This Prospectus/Proxy Statement is furnished to you as a shareholder of Van Kampen Global Value Equity Fund (the "Target Fund"). A special meeting of shareholders of the Target Fund will be held on April 30, 2009 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If shareholders are unable to attend the special meeting or any adjournment thereof (the "Meeting"), the Board of Directors of the Target Fund (the "Board") requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet.

  The purposes of the Meeting are:

  1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to Van Kampen Global Franchise Fund (the "Acquiring Fund") in exchange for Class A, B, C and I Shares of the Acquiring Fund,
     (ii) distribute such Class A, B, C and I Shares to its shareholders and
     (iii) be dissolved (collectively, the "Reorganization").

  2. To transact such other business as may properly be presented at the Meeting.

  The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a "Fund" or collectively as the "Funds." Both the Target Fund and the Acquiring Fund are each organized as a series of Van Kampen Series Fund, Inc. (the "Series Fund"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

  The Board has approved the Reorganization, subject to approval by the Target Fund's shareholders. Each Fund has substantially the same investment objectives and principal investment strategies.

  If the Target Fund's shareholders approve the Reorganization, then the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class A, B, C and I Shares of the Acquiring Fund to the Target Fund in an amount equal to the value of the outstanding Class A, B, C and I Shares of the Target Fund. Immediately thereafter, the Target Fund will make liquidating distributions of the exchanged Acquiring Fund Class A, B, C and I Shares to its shareholders. After distributing these shares, the Target Fund will dissolve itself. When the Reorganization is complete, Target Fund shareholders will hold Acquiring Fund shares. The value of the Acquiring Fund shares you receive in the Reorganization will equal the value of the Target Fund shares you own immediately prior to the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies described in this Prospectus/Proxy Statement.

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Acquiring Fund Class A, B, C and I Shares only. Please read it carefully and retain it for future reference. A Statement of
Additional Information dated January   , 2009, relating to this Prospectus/Proxy
Statement (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Shares of the Acquiring Fund are subject to two different prospectuses: Acquiring Fund Class A, B and C Shares are subject to one prospectus dated November 1, 2008 and Acquiring Fund Class I Shares are subject to a separate prospectus dated November 1, 2008 (collectively referred to herein as the "Acquiring Fund Prospectus"), which have been filed with the SEC and are incorporated herein by reference. A copy of the relevant Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. Shares of the Target Fund are subject to two different prospectuses: Target Fund Class A, B and C Shares are subject to one prospectus dated November 1, 2008 and Target Fund Class I Shares are subject to a separate prospectus dated November 1, 2008 (collectively referred to herein as the "Target Fund Prospectus"), which have been filed with the SEC and are incorporated herein by reference. A Statement of Additional Information containing additional information about the Target Fund and the Acquiring Fund, as well as other series comprising the Series Fund, dated November 1, 2008 (the "Series Fund Statement of Additional Information"), has been filed with the SEC and is incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the respective Fund as described below. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." In addition, each of the Funds will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request. Copies of each Fund's most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. Requests for documents can also be directed to the Van Kampen Client Relations Department by calling 1-800-231-2808 or by writing to the respective Fund at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Proxy material, reports and other information filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room, which is located at 100 F Street, N.E.,

Washington, D.C. 20549, or from the SEC's website at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

  The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                  ------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

                                  ------------

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. A REPRESENTATION TO THE CONTRARY IS A CRIME.

  The date of this Prospectus/Proxy Statement is February   , 2009.

                                TABLE OF CONTENTS

                                                      PAGE
                                                      ----
SUMMARY............................................      5
      The Reorganization..........................       5
      Background and Reasons for the
               Reorganization......................      5
COMPARISON OF THE FUNDS............................      7
      Investment Objectives and Principal
               Investment Strategies...............      7
      Principal Investment Risks..................       9
      Management of the Funds.....................      10
      Advisory and Other Fees.....................      11
      Expenses....................................      13
      Purchase, Valuation, Redemption and Exchange
               of Shares...........................     16
      Capitalization..............................      19
      Annual Performance Information..............      20
      Comparative Performance Information.........      21
      Other Service Providers.....................      24
      Governing Law...............................      24
INFORMATION ABOUT THE REORGANIZATION...............     25
      General.....................................      25
      Terms of the Reorganization Agreement.......      26
      Reasons for the Proposed Reorganization.....      27
      Material Federal Income Tax Consequences of
               the Reorganization..................     28
      Expenses of the Reorganization..............      30
      Continuation of Shareholder Accounts and
               Plans; Share Certificates...........     30
      Legal Matters...............................      31
      Shareholder Approval........................      31
OTHER INFORMATION..................................     32
      Shareholder Information.....................      32
      Shareholder Proposals.......................      33
      Solicitation of Proxies.....................      33
      Other Matters to Come Before the Meeting....      33
VOTING INFORMATION AND REQUIREMENTS................     34

                                     SUMMARY

  The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Shareholders should read the entire Prospectus/Proxy Statement carefully.

THE REORGANIZATION

  The Board, including the directors who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement, subject to the Target Fund's shareholder approval. The Reorganization Agreement provides for:

  - the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund;

  - the distribution of such Acquiring Fund shares to Target Fund shareholders; and

  - the dissolution of the Target Fund.

BACKGROUND AND REASONS FOR THE REORGANIZATION

  The investment objective of the Acquiring Fund is to seek long-term capital appreciation. Under normal market conditions, the Acquiring Fund's portfolio management team seeks to achieve the Acquiring Fund's investment objective by investing primarily in a non-diversified portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Acquiring Fund's portfolio management team, have resilient business franchises and growth potential. The investment objective of the Target Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Under normal market conditions, the Target Fund's portfolio management team seeks to achieve the Target Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of the Target Fund's portfolio management team, have resilient business franchises and growth potential.

  Thus, both Funds generally seek long-term capital appreciation by investing primarily in publicly traded equity securities of issuers located throughout the world, including the United States, that in the judgment of each Fund's portfolio management team, have resilient business franchises and growth potential. The Funds' other investment policies, risks and restrictions are substantially the same, and Van Kampen Asset Management (the "Adviser") is the investment adviser to each Fund. With recent changes made in the portfolio management team of the Target Fund, both Funds are now managed by the same members of the Adviser's Global Franchise team. Both the Target Fund and the Acquiring Fund are a series of the Series Fund, a corporation organized under the laws of the State of Maryland, which is registered as an open-end investment management investment company. The Target Fund is classified as a diversified fund and the Acquiring Fund is classified as a non-diversified fund.

  The Reorganization would combine the assets of these funds by reorganizing the Target Fund into the Acquiring Fund. After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund's shareholders because it would permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the larger net asset size of the combined fund and the potentially lower operating expenses (excluding any fee waivers) associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially lower portfolio transaction costs. The Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of the Target Fund's shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in the Target Fund.

  In determining whether to recommend approval of the Reorganization Agreement to shareholders of the Target Fund, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Fund; (ii) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined fund after the proposed Reorganization; (iii) the comparative investment performance of the Funds; (iv) the future growth and performance prospects of the Target Fund; (v) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Funds' investment objectives, principal investment strategies, and other policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; and (ix) the estimated costs of the Reorganization, which will be allocated to the Target Fund based on the expected benefits to the Target Fund as a result of the Reorganization.

  The Board is asking shareholders of the Target Fund to approve the Reorganization at the Meeting to be held on April 30, 2009. If shareholders of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of
business on or about           , 2009, but it may be at a different time as
described herein.

  THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

                             COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

  INVESTMENT OBJECTIVES. Each Fund generally seeks to provide shareholders with long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, including the United States. The Acquiring Fund's investment objective is to seek long-term capital appreciation. The Target Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

  Both the Acquiring Fund's and the Target Fund's investment objective are a fundamental policy and may not be changed without shareholder approval of a majority of such Fund's outstanding voting securities, as defined in the 1940 Act. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either Fund will achieve its investment objective.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, each Fund invests primarily in a portfolio of publicly traded equity securities located in the U.S. and other countries that, in the judgment of each Fund's portfolio management team, have resilient business practices and growth potential. For both Funds, securities are selected on a global basis with a strong bias toward value. While the Acquiring Fund is classified as a non-diversified fund, the Target Fund is classified as a diversified fund.

  Each Fund invests primarily in equity securities, including preferred stocks, convertible securities, rights and warrants to purchase equity securities and depositary receipts. Under normal market conditions, each Fund invests at least 65% of its total assets in securities of issuers from at least three countries (including the U.S.). Each Fund may invest in securities of issuers determined by its portfolio management team to be in developing or emerging market countries. The Target Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). Each Fund may purchase and sell derivative instruments, such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts forward contracts and swaps for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

  Consistent with its name and applicable legal and regulatory requirements, the Target Fund has a non-fundamental investment policy of investing primarily in "equity" securities. Under normal market conditions, the Target Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Target Fund's policy in the foregoing sentence may be changed by its Board without shareholder approval, but no change is anticipated; if the Target Fund's policy in the foregoing sentence changes, the Target Fund will notify its shareholders at least 60 days prior to implementation of the change and shareholders should consider whether the Target Fund remains an appropriate investment in light of the changes.

  The Acquiring Fund is classified as a non-diversified fund, whereas the Target Fund is classified as a diversified fund. As a non-diversified fund, the Acquiring Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund, such as the Target Fund. Nonetheless, both the Target Fund and the Acquiring Fund generally emphasize a strategy that focuses on larger investments in a few select companies rather than smaller investments in a larger number of issuers. To the extent that each Fund focuses its investments in this way, it may be subject to more risk than a less focused fund because changes affecting a single issuer may cause greater fluctuations in the value of each Fund's shares. Each Fund's portfolio management team believes that an effective way to maximize return and reduce the risks associated with its focused investment approach is through a program of intensive research, careful selection of individual securities and continual supervision of each Fund's portfolio. In addition, each Fund's stock selection process may result in a significant portion of each Fund's assets invested in companies in the same industry or sector of the market. Each Fund may invest up to (but not including) 25% of its assets in a single industry. By investing more of its assets in fewer issuers or industries, each Fund is subject to greater risks and price volatility impacting individual issuers or industries than a fund which does not employ such a practice.

  Under normal market conditions, each Fund's portfolio management team seeks to achieve each Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgment of each Fund's portfolio management team, have resilient business franchises and growth potential. The franchise focus of each Fund is based on the portfolio management team's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) of issuers are difficult to create or to replicate (unlike many physical assets) and that carefully selected franchise companies can yield above average potential for long-term capital appreciation. Each Fund seeks to invest in companies identified by each Fund's portfolio management team with resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential selected on a global basis with a strong bias towards value. Each Fund's portfolio management team uses a bottom up strategy emphasizing individual security selection and each Fund's portfolio management team relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria.

  OTHER INVESTMENT POLICIES, PRACTICES AND RESTRICTIONS. Each Fund may engage in repurchase agreements for cash management purposes. Each Fund may invest up to 15% of its respective net assets in illiquid securities and certain restricted securities. When market conditions dictate a more defensive investment strategy, each Fund may on a temporary basis hold cash or invest a portion or all of its assets in money market instruments or other high-quality debt securities; in taking such a defensive position, a

Fund would temporarily not be pursuing and may not achieve its investment objective. In addition, the Acquiring Fund may sell securities short.

PRINCIPAL INVESTMENT RISKS

  Given that the investment objectives and principal investment strategies of the Funds are substantially the same, the Funds are subject to substantially the same principal investment risks (which are described in more detail below), including market risk, foreign risks, risks of using derivative instruments and manager risk. The Target Fund is also subject to the risks of investing in REITs and the Acquiring Fund is subject to non-diversification risks.

  MARKET RISK. Market risk is the possibility that the market values of securities owned by a Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. During an overall stock market decline, stock prices of smaller companies (in which each Fund may invest) often fluctuate more and may fall more than the stock prices of larger companies. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

  FOREIGN RISKS. Because each Fund invests in securities of foreign issuers, the Funds are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including greater investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, greater uncertainty because of such countries' economic dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions and greater delays and disruptions in settlement transactions. To the extent that either Fund focuses more of its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

  RISK OF INVESTING IN REITS. Investing in REITs makes the Target Fund more susceptible to risk associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investment in REITs may involve duplication of management fees and certain other expenses.

  NON-DIVERSIFICATION RISK. The Acquiring Fund is classified as a non-diversified fund, which means that the Acquiring Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, the Acquiring Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Acquiring Fund's shares.

  RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

  MANAGER RISK. As with any managed fund, each Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund's performance may lag behind that of similar funds.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The board of directors of each Fund is responsible for the overall supervision of the operations of each Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The Adviser is the investment adviser for each Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $119 billion under management or supervision as of November 30, 2008. Van Kampen is an indirectly wholly owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and and wealth management services. The principal office address of the Adviser and Van Kampen is 522 Fifth Avenue, New York, New York 10036.

  THE SUBADVISER. Morgan Stanley Investment Management Limited is the investment subadviser for each Fund. The Subadviser is a wholly owned subsidiary of Morgan Stanley. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services in the United States and abroad. As of November 30, 2008, the Subadviser, together with its investment management affiliates, managed and supervised assets of approximately $ billion.

The Subadviser's principal office is located at 25 Cabot Square, Canary Wharf, London, England E14 4QA.

  PORTFOLIO MANAGEMENT. Each Fund is managed by members of the Adviser's Global Franchise team. The Global Franchise team consists of portfolio managers. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund's portfolio are Hassan Elmasry, a Managing Director of the Subadviser, Paras Dodhia and Michael Allison, each an Executive Director of the Subadviser, and Jayson Vowles, a Vice President of the Subadviser.

  Mr. Elmasry has been associated with the Subadviser or its affiliates in an investment management capacity since 1995 and began managing the Acquiring Fund in 2002 and the Target Fund in November 2008. Mr. Dodhia has been associated with the Subadivser in an investment management capacity since 2002 and began managing the Acquiring Fund in 2002 and the Target Fund in November 2008. Mr. Allison has been associated with the Subadviser in an investment management capacity since 2000 and began managing the Acquiring Fund in February 2005 and the Target Fund in November 2008. Mr. Vowles has been associated with the Subadviser in an investment management capacity since 2003 and began managing the Acquiring Fund in 2003 and the Target Fund in November 2008.

  Mr. Elmasry is the lead manager of each Fund and is responsible for the execution of the overall strategy of each Fund. All team members are responsible for the day-to-day management of each Fund.

  The Series Fund Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each Fund.

  The composition of the team may change from time to time.

ADVISORY AND OTHER FEES

  As described in more detail below, while the advisory fees of the Acquiring Fund are above those of the Target Fund, the total operating expenses of the Acquiring Fund are currently (and on a pro forma basis are projected to be) less than those of the Target Fund.

  Under an investment advisory agreement between the Adviser and each Fund, each Fund pays the Adviser a monthly fee based upon an annual rate applied to the average daily net assets of such Fund. The Acquiring Fund's advisory fee rates are as follows:


ACQUIRING FUND AVERAGE DAILY NET ASSETS            FEE
---------------------------------------            ---
First $500 million...............................  0.80%
Next $500 million................................  0.75%
Over $1 billion..................................  0.70%

  The Target Fund's advisory fee rates are as follows:


TARGET FUND AVERAGE DAILY NET ASSETS               FEE
------------------------------------               ---
First $1 billion.................................  0.670%
Next $500 million................................  0.645%
Next $1 billion..................................  0.620%
Next $1 billion..................................  0.595%
Next $1 billion..................................  0.570%
Over $4.5 billion................................  0.545%


  During the fiscal year ended June 30, 2008, the contractual advisory fees for the Acquiring Fund were 0.73% of the Acquiring Fund's net assets. During the fiscal year ended June 30, 2008, the contractual advisory fees for the Target Fund were 0.67% of the Target Fund's net assets. For a complete description of each Fund's advisory services, see the section of each Fund's prospectus entitled "Investment Advisory Services" and the section of the Series Fund Statements of Additional Information entitled "Investment Advisory Agreements."

  The total operating expenses of the Acquiring Fund for the fiscal year ended June 30, 2008 (assuming payment of the full distribution and/or service fee of 1.00% applicable to Class B Shares and Class C Shares) were 1.17% of the average daily net assets for Class A Shares, 1.92% for Class B Shares, 1.92% for Class C Shares and 0.92% for Class I Shares. The total operating expenses of the Target Fund for the fiscal year ended June 30, 2008 (assuming payment of the full distribution and/or service fee of 1.00% applicable to Class B Shares and Class C Shares) were 1.26% of the average daily net assets for Class A Shares, 2.02% for Class B Shares, 2.01% for Class C Shares and 1.02% for Class I Shares. The total operating expenses of the Acquiring Fund are currently (and on a pro forma basis projected to be) are less than those of the Target Fund.

  The Funds have adopted substantially similar distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have also adopted substantially similar service plans (the "Service Plans"). Each Fund can pay up to 0.25% of their respective average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to shareholders. Each Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B Shares or Class C Shares for reimbursement of certain distribution-related expenses. In addition, each Fund can pay up to 0.25% of the respective average daily net assets attributable to Class B Shares or Class C Shares for the provision of ongoing services to shareholders. Class I Shares are not subject to a Distribution Plan or Service Plan and the Funds do not pay any percentage of their assets attributable to Class I Shares for distribution-related expenses or for the provision of ongoing services to shareholders. The distributor of each Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen, which is located at 522 Fifth Avenue, New York, New York 10036. For a complete description of these arrangements with respect to each Fund, see the section of each Fund's prospectus entitled "Purchase of Shares" and the section of the Series Fund Statement of Additional Information entitled "Distribution and Service."

EXPENSES

  The table below sets forth the fees and expenses, including shareholder transaction expenses and annual fund operating expenses, that investors may pay to buy and hold shares of each of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Target Fund for the fiscal year ended June 30, 2008, (ii) the fees and expenses paid by the Acquiring Fund for the fiscal year ended June 30, 2008, and (iii) pro forma fees and expenses for the Acquiring Fund for the fiscal year ended June 30, 2008 assuming the Reorganization had been completed as of the beginning of such period.


                                                                                                                              CLASS
                                          CLASS A SHARES                CLASS B SHARES                CLASS C SHARES            I
                                   ----------------------------  ----------------------------  ----------------------------  SHARES
                                                         Pro                           Pro                           Pro     ------
                                         Actual         Forma          Actual         Forma          Actual         Forma    Actual
                                   -----------------  ---------  -----------------  ---------  -----------------  ---------  ------
                                   TARGET  ACQUIRING  ACQUIRING  TARGET  ACQUIRING  ACQUIRING  TARGET  ACQUIRING  ACQUIRING  TARGET
                                    FUND      FUND       FUND     FUND      FUND       FUND     FUND      FUND       FUND     FUND
                                   ------  ---------  ---------  ------  ---------  ---------  ------  ---------  ---------  ------
Shareholder Fees
(fees paid directly from your
investment)
  Maximum sales charge (load)
     imposed on purchases (as a
     percentage of offering
     price)......................   5.75%(1)   5.75%(1)   5.75%(1) None       None       None    None       None       None    None
  Maximum deferred sales charge
     (as a percentage of the
     lesser of the original
     purchase price or redemption
     proceeds)...................    None(2)    None(2)    None(2)5.00%(3)   5.00%(3)   5.00%(3)1.00%(4)   1.00%(4)   1.00%(4) None
  Account Maintenance (Low
     Balance) Fee (for Accounts
     below the Low Balance
     Amount)(5)..................  $12/yr     $12/yr     $12/yr  $12/yr     $12/yr     $12/yr  $12/yr     $12/yr     $12/yr    None
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management fees................   0.67%      0.73%      0.73%   0.67%      0.73%      0.73%   0.67%      0.73%      0.73%   0.67%
  Distribution and/or service
     (12b-1 fees)(6).............   0.25%      0.25%      0.25%   1.00%(7)   1.00%(7)   1.00%(7)1.00%(7)   1.00%(7)   1.00%(7) None
  Other expenses.................   0.34%      0.19%      0.19%   0.35%      0.19%      0.19%   0.34%      0.19%      0.19%   0.35%
                                   ------     ------     ------  ------     ------     ------  ------     ------     ------   -----
     Total annual fund operating
       expenses(6)...............   1.26%      1.17%      1.17%   2.02%      1.92%      1.92%   2.01%      1.92%      1.92%   1.02%
                                      CLASS I SHARES
                                   --------------------
                                                 Pro
                                     Actual     Forma
                                   ---------  ---------
                                   ACQUIRING  ACQUIRING
                                      FUND       FUND
                                   ---------  ---------
Shareholder Fees
(fees paid directly from your
investment)
  Maximum sales charge (load)
     imposed on purchases (as a
     percentage of offering
     price)......................       None       None
  Maximum deferred sales charge
     (as a percentage of the
     lesser of the original
     purchase price or redemption
     proceeds)...................       None       None
  Account Maintenance (Low
     Balance) Fee (for Accounts
     below the Low Balance
     Amount)(5)..................       None       None
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
  Management fees................      0.73%      0.73%
  Distribution and/or service
     (12b-1 fees)(6).............       None       None
  Other expenses.................      0.19%      0.19%
                                       -----      -----
     Total annual fund operating
       expenses(6)...............      0.92%      0.92%

--------

(1) Reduced on investments of $50,000 or more. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge.

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within eighteen months of purchase.

(3) Class B Shares of each Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year of purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%;
    Year 5 -- 1.50%; Year 6 and after -- 0.00%. Class B Shares of the Acquiring Fund received by shareholders in the Reorganization will be subject to the deferred sales charge schedule imposed by the Target Fund. The holding period of Class B Shares of the Acquiring Fund received by shareholders in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the respective Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the respective Target Fund.

(4) Class C Shares of each Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which charge is reduced to zero thereafter. The holding period of Class C Shares of the Acquiring Fund received by shareholders in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the respective Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the respective Target Fund.

(5) See "Purchase of Shares -- How to Buy Shares" in each Fund's prospectus for a description of the fee, including expenses.

(6) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. The total annual fund operating expenses shown in the table reflect the full 1.00% annual distribution and service fees for Class B Shares and Class C Shares; however, for the fiscal year ended June 30, 2008, actual distribution and service fees were less than amount for certain classes of shares such that the total annual fund operating expenses for such fiscal year end were 1.33% for Class B Shares and 1.90% for Class C Shares of the Acquiring Fund and 2.00% for Class C Shares of the Target Fund.

(7) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

  EXAMPLES. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $10,000 in each Fund for the time periods indicated and contemplate two scenarios: (i) that you redeem all of your shares at the end of those periods and (ii) that you do not redeem your shares at the end of those periods. The example also assumes that your investments have a 5% return each year and that each Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares, which reflect the conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual returns may be higher or lower, based on these assumptions your costs would be:


                                                                                                                    CLASS
                                CLASS A SHARES                CLASS B SHARES                CLASS C SHARES            I
                         ----------------------------  ----------------------------  ----------------------------  SHARES
                                               Pro                           Pro                           Pro     ------
                               Actual         Forma          Actual         Forma          Actual         Forma    Actual
                         -----------------  ---------  -----------------  ---------  -----------------  ---------  ------
                         TARGET  ACQUIRING  ACQUIRING  TARGET  ACQUIRING  ACQUIRING  TARGET  ACQUIRING  ACQUIRING  TARGET
                          FUND      FUND       FUND     FUND      FUND       FUND     FUND      FUND       FUND     FUND
                         ------  ---------  ---------  ------  ---------  ---------  ------  ---------  ---------  ------
Total operating
expenses assuming
redemption at the end
of the period
  One year.............  $  696     $  687     $  689  $  705     $  695     $  698  $  304     $  295     $  298  $  104
  Three years..........     952        925        931     934        903        912     630        603        612     325
  Five years...........   1,227      1,182      1,192   1,238      1,187      1,202   1,083      1,037      1,052     563
  Ten years............   2,010      1,914      1,935   2,152*     2,048*     2,078*  2,338      2,243      2,275   1,248
Total operating
expenses assuming no
redemption at the end
of the period
  One year.............  $  696     $  687     $  689  $  205     $  195     $  198  $  204     $  195     $  198  $  104
  Three years..........     952        925        931     634        603        612     630        603        612     325
  Five years...........   1,227      1,182      1,192   1,088      1,037      1,052   1,083      1,037      1,052     563
  Ten years............   2,010      1,914      1,935   2,152*     2,048*     2,078*  2,338      2,243      2,275   1,248
                            CLASS I SHARES
                         --------------------
                                       Pro
                           Actual     Forma
                         ---------  ---------
                         ACQUIRING  ACQUIRING
                            FUND       FUND
                         ---------  ---------
Total operating
expenses assuming
redemption at the end
of the period
  One year.............     $   94     $   96
  Three years..........        293        300
  Five years...........        509        520
  Ten years............      1,131      1,155
Total operating
expenses assuming no
redemption at the end
of the period
  One year.............     $   94     $   96
  Three years..........        293        300
  Five years...........        509        520
  Ten years............      1,131      1,155



--------
* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES

  Each Fund offers four classes of shares. The offering price of each Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset value per share for each class of shares of each Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day when the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in that Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Board of each Fund reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share of each Fund is determined by dividing the value of such Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation for each Fund is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund's net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its shares. Each Fund calculates net asset value per share, and therefore affects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when a Fund's net asset values are calculated, such securities may be valued at their fair value as determined in good faith based in accordance with procedures established by the Board of each Fund, an effect of which may be to foreclose opportunities available to market timers or short-term traders.

  The Class A Shares of each Fund are subject to an initial sales charge of up to 5.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial sales charge of up to 5.75%, excluding Class A Shares purchased through the dividend reinvestment plan. Purchases of Class A Shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within eighteen months of purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization.

  The Class B Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 5.00%; Year
2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; Year 6 and
after -- None.

  The Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which sales charge is reduced to zero thereafter.

  No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time that (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased such shares from any other Van Kampen fund advised by the Adviser or its affiliates and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund.

  Class I Shares of each Fund are not subject to either an initial sales charge or a contingent deferred sales charge. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire or by exchange from certain other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of each Fund, see the sections of each Fund's prospectus entitled "Purchase of Shares" and "Shareholder
Services -- Exchange Privilege."

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (other than any applicable sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of any Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  The Target Fund has been closed to new investors since November 21, 2008. It is anticipated that existing shareholders of the Target Fund may continue to purchase shares of the Target Fund until the close of business on the business day immediately preceding the Closing Date. As of the close of business on the business day immediately preceding the Closing Date, the transfer books of the Target Fund will be closed and no further purchases of the Target Fund will be permitted. Only redemption requests and transfer instructions received in proper form by the close of business on the business day immediately preceding the Closing Date will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated by each such Fund as requests for the redemption or instructions for the transfer of the shares of the Acquiring Fund credited to the accounts of the shareholders of the Target Fund. Redemption requests or transfer instructions received by the Target Fund after the close of business on the business day immediately preceding the Closing Date will be forwarded to the Acquiring Fund. For a complete description of the redemption arrangements for each Fund, see the section of each Fund's prospectus entitled "Redemption of Shares." If the Reorganization is not approved, the Board will then consider reopening the Target Fund to new and/or existing investors.

  The Acquiring Fund is currently closed to new investors; however, if the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder upon the Reorganization's closing containing the appropriate number of shares of the Acquiring Fund.

CAPITALIZATION

  The following table sets forth the capitalization of the Target Fund and the Acquiring Fund, as of June 30, 2008, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

                       CAPITALIZATION AS OF JUNE 30, 2008


                                       Actual             Pro Forma*
                             --------------------------  ------------
                                TARGET       ACQUIRING     ACQUIRING
                                 FUND          FUND          FUND
                                ------       ---------     ---------
Net assets (in thousands)
  Class A Shares...........  $    265,170  $  1,118,004  $  1,382,408
  Class B Shares...........        28,093       369,441       397,453
  Class C Shares...........        24,466       262,958       287,353
  Class I Shares...........             8        51,541        51,549
                             ------------  ------------  ------------
     Total.................       317,737     1,801,944     2,118,763
                             ============  ============  ============
Net asset value per share
  Class A Shares...........  $      11.16  $      22.62  $      22.62
  Class B Shares...........         10.83         21.84         21.84
  Class C Shares...........         10.75         21.99         21.99
  Class I Shares...........         11.16         22.63         22.63
Shares outstanding (in
  thousands)
  Class A Shares...........        23,758        49,421        61,110
  Class B Shares...........         2,594        16,918        18,201
  Class C Shares...........         2,276        11,958        13,067
  Class I Shares...........             1         2,278         2,278
                             ------------  ------------  ------------
     Total.................        28,629        80,575        94,656
                             ============  ============  ============
Shares authorized
  Class A Shares...........   375,000,000   375,000,000   375,000,000
  Class B Shares...........   375,000,000   375,000,000   375,000,000
  Class C Shares...........   375,000,000   375,000,000   375,000,000
  Class I Shares...........   375,000,000   375,000,000   375,000,000



--------

* Reflects that portion of the non-recurring cost associated with the Reorganization being allocated to the Target Fund. See "Information About the Reorganization -- Expenses of the Reorganization" for additional information.

  The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 11,689,000 Class A Shares, 1,283,000 Class B Shares, 1,109,000 Class C Shares, and 400 Class I Shares, reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the shares that a Target Fund shareholder receives in the Reorganization will equal the aggregate value of the Target Fund shares owned immediately prior to the Reorganization. It is not anticipated that the Acquiring Fund will sell assets of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

ANNUAL PERFORMANCE INFORMATION
  The following chart shows the annual returns of each Fund's Class A Shares for the last ten calendar years. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. As a result of market activity, current performance may vary from the figures shown.

[BAR GRAPH]

                         ACQUIRING FUND    TARGET FUND
                         --------------    -----------
1999                          20.49             3.32
2000*                         26.69            10.60
2001*                          1.04            -9.04
2002*                          6.60           -18.09
2003*                         26.47            28.80
2004                          13.03            13.04
2005                          12.36             5.60
2006                          21.28            20.86
2007                           9.34             6.54
2008




* The Annual Returns for the Acquiring Fund shown above include performance of the Acquiring Fund for a period during which the Acquiring Fund had implemented a tax-sensitive investment strategy. The tax-sensitive investment strategy was effective from April 3, 2000 through October 31, 2003.

  During its ten-year period shown in the bar chart, the Target Fund's highest quarterly return for Class A Shares was 20.96% (for the quarter ended June 30, 2003) and its lowest quarterly return for Class A Shares was -21.82% (for the quarter ended September 30, 2002). During its ten-year period shown in the bar chart, the Acquiring Fund's highest quarterly return for Class A Shares was 15.99% (for the quarter ended June 30, 2003) and its lowest quarterly return for Class A Shares was -8.24% (for the quarter ended September 30, 2002).

  The annual returns for each Fund's Class B Shares, Class C Shares and Class I Shares would be substantially similar to those shown for Class A Shares because all of each Fund's shares are invested in the same respective portfolio of securities; however, the actual annual returns for Class B Shares and Class C Shares would be lower than, and the actual annual returns for Class I Shares would be higher than the annual returns shown for each Fund's Class A Shares because of differences in expenses borne by each class of shares.

COMPARATIVE PERFORMANCE INFORMATION

  As a basis for evaluating each Fund's performance and risks, the following tables show how each Fund's performance compares with a broad-based market index that the Adviser believes is an appropriate benchmark for such Fund. Each Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

  In addition to before-tax returns for each class of shares, the table also shows after-tax returns for each Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for each Fund's Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

  Average annual total returns are shown below for each class of shares for each Fund for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance (before and after taxes) of a Fund is not indicative of its future performance.

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2008

                                                               TARGET FUND               ACQUIRING FUND
                                                         -----------------------   -------------------------
                                                         PAST 1  PAST 5  PAST 10   PAST 1  PAST 5    SINCE
                                                          YEAR    YEARS   YEARS     YEAR    YEARS  INCEPTION
                                                         ------  ------  -------   ------  ------  ---------
CLASS A SHARES
  Return Before Taxes..................................     %       %        %        %       %         %(2)
  Return After Taxes on Distributions..................     %       %        %        %       %         %(2)
  Return After Taxes on Distributions and Sale of Fund
     Shares............................................     %       %        %        %       %         %(2)
CLASS B SHARES
  Return Before Taxes..................................     %       %        %(a)     %       %         %(2)(a)
CLASS C SHARES
  Return Before Taxes..................................     %       %        %        %       %         %(2)
MSCI WORLD INDEX (WITH NET DIVIDENDS)*.................     %       %        %        %       %         %(2)



                                                        PAST 1  PAST 5    SINCE     PAST 1  PAST 5    SINCE
                                                         YEAR    YEARS  INCEPTION    YEAR    YEARS  INCEPTION
                                                        ------  ------  ---------   ------  ------  ---------
CLASS I SHARES
  Return Before Taxes.................................     %      N/A(b)     %(1)      %      N/A(c)     %(3)
MSCI WORLD INDEX (WITH NET DIVIDENDS)*................     %      N/A(b)     %(1)      %      N/A(c)     %(3)


--------
Return information is provided since: (1) 12/13/06, (2) 9/25/98, (3) 10/13/06.
N/A -- Not applicable.
* The MSCI World Index (with Net Dividends) is a free-float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors.

(a) The "Past 10 Years" performance for Class B Shares of the Target Fund reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. The "Since Inception" performance for Class B Shares of the Acquiring Fund reflects the conversion of such shares into Class A Shares of the Acquiring Fund eight years after the end of the calendar month in which the shares were purchased.
(b) Class I Shares of the Target Fund commenced investment operations on December 13, 2006 and therefore do not have a full five calendar years of return information to report.
(c) Class I Shares of the Acquiring Fund commenced investment operations on October 13, 2006 and therefore do not have five full calendar years of return information to report.

OTHER SERVICE PROVIDERS

  The transfer agent for each Fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen, which is located at 522 Fifth Avenue, New York, New York 10036. The independent registered public accounting firm for each Fund is Deloitte & Touche LLP. The custodian for each Fund is State Street Bank and Trust Company.

GOVERNING LAW

  The Target Fund and the Acquiring Fund are each a series of the Series Fund, a corporation organized under the laws of the State of Maryland. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Maryland law, each Fund has authorized a specific number of shares, although the organizational documents of each Fund authorize its board of directors to increase or decrease the authorized number of shares, from time to time, as it considers necessary. Each Fund's organizational documents allow each Fund's board of directors to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that (i) the dividends a shareholder receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid to a shareholder by the Maryland corporation for stock was paid in violation of Maryland law or (iii) a shareholder otherwise receives any distribution, payment or release which exceeds the amount which a shareholder could properly receive under Maryland law.

  Neither Fund is required, and neither Fund anticipates, holding annual meetings of its shareholders. Each Fund has certain mechanics whereby shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect directors, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by their board of directors.

  The business of each Fund is supervised by the respective board of directors of such Fund. The board of each Fund consists of the same members. For the Target Fund and the Acquiring, director vacancies may be filled by approval of a majority of the directors then in office subject to provisions of the 1940 Act. Directors' terms are until the later of the election of such person's successor or resignation or removal. Each Fund has the same mandatory retirement age provisions for directors. Directors of each Fund may be removed with or without cause by vote of a majority of the shares present or in person at a meeting.

  The foregoing is only a summary of certain governing provisions of each Fund. It is not intended to be a complete list of governing provisions and shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough discussion. Each Fund's organizational documents are filed as part of each Fund's registration statements with the SEC, and shareholders may obtain copies of such documents as described on page 2 of this Prospectus/Proxy Statement.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund. The Acquiring Fund Class A, B, C and I Shares issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund shares immediately prior to the Reorganization. Upon receipt by the Target Fund of the Acquiring Fund Class A, B, C and I Shares, the Target Fund will distribute the shares to Target Fund shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will dissolve under applicable state law.

  The Target Fund will distribute the Acquiring Fund Class A, B, C and I Shares received by it pro rata to its Target Fund shareholders of record in exchange for their shares in the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of Target Fund shareholders and transferring to those shareholder accounts the Acquiring Fund Class A, B, C and I Shares previously credited on those books to the accounts of the Target Fund shareholders. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Acquiring Fund Class A, B, C and I Shares due such shareholder.

  Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Acquiring Fund Class A, B, C and I Shares that would have an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder's Target Fund shares immediately prior to the Closing Date. The interests of each of the Target Fund's shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in the separate Funds.

  No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of Acquiring Fund Class A, B, C and I Shares in the Reorganization.

  Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization Statement of Additional Information.

  Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the Closing Date in exchange for Class A, B, C and I Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the Closing Date will be approximately 30 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B, C and I Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class A, B, C and I Shares of the Acquiring Fund to its shareholders promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the Board.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

  - the approval of the Reorganization by the Target Fund's shareholders;

  - the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  - the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

  - the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

  - the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

  - the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization (as further described herein under the heading "Material Federal Income Tax Consequences of the Reorganization").

  The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Target Fund's shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

  The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders (as described more fully in "Reasons for the Proposed Reorganization" below) and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

  The Board, based upon its evaluation of all relevant information, has determined that the Reorganization will benefit Target Fund shareholders in several ways. The Board believes that the Reorganization would permit the Target Fund's shareholders to (i) achieve certain economies of scale from the combined Fund's larger net asset size upon consummation of the Reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially lower portfolio transaction costs.

  The Board believes that combining the Target Fund's assets with the assets of the Acquiring Fund should lead to reduced total operating expenses for shareholders of the Target Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders.

  In addition, the Board believes that consolidating the Target Fund with the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operations of the Target Fund with the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Fund ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. federal income tax consequences of the respective Reorganization can be summarized as follows:

  - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund Class A, B, C and I Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, and the subsequent liquidation of the Target Fund.

  - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its Class A, B, C and I Shares of the Target Fund solely for, respectively, Class A, B, C and I Shares of the Acquiring Fund pursuant to the Reorganization.

  - The aggregate tax basis of the Acquiring Fund Class A, B, C and I Shares received by a Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of, respectively, Class A, B, C and I Shares of the Target Fund surrendered in exchange therefor.

  - The holding period of the Acquiring Fund Class A, B, C and I Shares received by a Target Fund shareholder pursuant to the Reorganization will include the holding period of, respectively, Class A, B, C and I Shares of the Target Fund surrendered in exchange therefor.

  - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

  The Acquiring Fund will succeed to the capital loss carryforwards of the Target Fund, which will be subject to the limitations described below. If the Target Fund has capital loss carryforwards they would, in the absence of the Reorganization, generally be available to offset capital gains. As a result of the Reorganization, however, the Target Fund will undergo an "ownership change" for tax purposes (because the Target Fund is significantly smaller than the Acquiring Fund), and accordingly, the capital loss carryforwards if any, and certain built-in losses, of the Target Fund will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the Target Fund immediately prior to the ownership change and an interest rate established by the IRS for the month of the Closing Date in 2009 (for example, such rate is 4.94% for November, 2008)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. Acquiring

Fund's capital loss carryforwards, if any, should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards, if any, and certain "built-in losses" attributable to the other Fund.

EXPENSES OF THE REORGANIZATION

  If the Reorganization is approved by shareholders, the expenses incurred for the Reorganization will be allocated among the Funds and the Adviser based generally on the anticipated quantifiable benefits to each party, which for the Funds is based on any estimated savings in net operating expenses as shown above in "Comparison of the Funds -- Expenses." The Acquiring Fund is not expected to see a decline in its net operating expenses upon completion of the Reorganization; accordingly, the Acquiring Fund will not pay any expenses associated with the Reorganization. It is projected that the Target Fund will experience a 0.09% decline in its net operating expenses. Accordingly, the Target Fund will be allocated all of the Reorganization expenses calculated on the basis of its estimated expense savings from the Reorganization over a two year period (a payback period which the Board has determined is reasonable) with the Target Fund's investment adviser bearing any excess Reorganization expenses not projected to be covered by estimated expense savings during such two-year period. If the Reorganization is not approved by shareholders of the Target Fund, the Adviser will bear the costs of the proposed Reorganization. Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Boards; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing each Fund's materials for the Board, attending the Funds' Board meetings and preparing the Board minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganization to be approximately $918,000.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially similar. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to such Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A, B, C or I Shares received in the Reorganization through substantially similar plans maintained by the Acquiring Fund.

  It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

LEGAL MATTERS

  Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization and the issuance of Class A, B, C and I Shares of the Acquiring Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to each Fund. Wayne W. Whalen, a partner of Skadden Arps, is a director of each Fund.

SHAREHOLDER APPROVAL

  The Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing a majority of the outstanding shares of the Target Fund. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

                                OTHER INFORMATION

SHAREHOLDER INFORMATION

  At the close of business on February 2, 2009 (the "Record Date"), the Target
Fund had outstanding                      Class A Shares,
Class B Shares,                      Class C Shares and
Class I Shares. As of the Record Date, the directors and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Class A, B, C or I Shares of the Target Fund except as follows:

                                    CLASS OF         APPROXIMATE PERCENTAGE
SHAREHOLDER AND ADDRESS              SHARES               OF OWNERSHIP
-----------------------             --------         ----------------------




  At the close of business on the Record Date, the Acquiring Fund had
outstanding                      Class A Shares,                      Class B
Shares,                      Class C Shares and                      Class I
Shares. As of the Record Date, the directors and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B, C or I Shares of the Acquiring Fund except as follows:

                                    CLASS OF         APPROXIMATE PERCENTAGE
SHAREHOLDER AND ADDRESS              SHARES               OF OWNERSHIP
-----------------------             --------         ----------------------



SHAREHOLDER PROPOSALS

  The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the respective Fund at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice
and Prospectus/Proxy Statement with its enclosures on or about February   ,
2009. Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Fund may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of additional telephone solicitation by Computershare Fund Services is
approximately $       . The proxy solicitation expenses are an expense of the
Reorganization and will be allocated proportionately based on the expected benefits of the Reorganization as described herein.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on such proposals, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                       VOTING INFORMATION AND REQUIREMENTS

  The affirmative vote of shareholders representing a majority of the outstanding shares of the Target Fund is required to approve the Reorganization Agreement. The Board has fixed the close of business on February 2, 2009 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Target Fund shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

  Target Fund shareholders may vote by appearing in person at the Meeting, by returning the enclosed proxy ballot or by casting their vote by telephone or internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the Target Fund or by voting in person at the Meeting. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the proposed Reorganization. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the same effect as votes "AGAINST" the Reorganization, since approval of the proposal is based on the affirmative vote of a majority of the total shares outstanding. One-third of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

  If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

                                         Stefanie V. Chang Yu
February   , 2009                         Vice President and Secretary

                                                 Van Kampen Funds Inc.
                                          1 Parkview Plaza - Suite 100
                                                         P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                                     www.vankampen.com
                               Copyright (C)2009 Van Kampen Funds Inc.
                               All rights reserved. Member FINRA/SIPC.
(VAN KAMPEN INVESTMENTS LOGO)



The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                SUBJECT TO COMPLETION DATED -- DECEMBER 24, 2008


                       STATEMENT OF ADDITIONAL INFORMATION
          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
                       VAN KAMPEN GLOBAL VALUE EQUITY FUND
                        BY AND IN EXCHANGE FOR SHARES OF
                        VAN KAMPEN GLOBAL FRANCHISE FUND

                             DATED FEBRUARY   , 2009

                                  ------------

     This Statement of Additional Information is available to the shareholders of Van Kampen Global Value Equity Fund (the "Target Fund") in connection with proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Target Fund would be transferred to Van Kampen Global Franchise Fund (the "Acquiring Fund") in exchange for Class A, B, C and I Shares of the Acquiring Fund. Unless otherwise defined herein, capitalized terms have
the meanings given to them in the Prospectus/Proxy Statement, dated February   ,
2009, related to the Reorganization (the "Prospectus/Proxy Statement").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling 1-800-847-2424.

     The Acquiring Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Proposed Reorganization.................................................      1
Additional Information About the Funds..................................      1
Financial Statements....................................................      2
Pro Forma Financial Statements..........................................      2
Appendix A: Form of Agreement and Plan of Reorganization................    A-1
Appendix B: Statement of Additional Information of Van Kampen Series
  Fund..................................................................    B-1
Appendix C: Pro Forma Financial Statements..............................    C-1

                             PROPOSED REORGANIZATION

     The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B, C and I Shares of the Acquiring Fund,
(ii) distribute such shares to its shareholders and (iii) be dissolved. A form of the Reorganization Agreement is attached hereto as Appendix A.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Incorporated herein by reference in its entirety is the Statement of Additional Information for the Van Kampen Series Fund, Inc. dated November 1, 2008, which has been filed with the Securities and Exchange Commission (the "SEC") and is attached hereto as Appendix B.

                              FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are the audited annual financial statements, including the opinion of the independent registered public accounting firm of the Target Fund and the Acquiring Fund, dated June 30, 2008, included as part of the Van Kampen Series Fund, Inc. Form N-CSR as filed with the SEC on August 29, 2008. Annual reports referenced as part of a Fund's filing on Form N-CSR may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site(http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street, N.E., Washington, DC 20549.

                         PRO FORMA FINANCIAL STATEMENTS

     Attached hereto as Appendix C are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization.

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

        This Agreement and Plan of Reorganization (the "Agreement") is made as of November 13, 2008 by Van Kampen Series Fund, Inc. (the "Series Fund"), a registered open-end investment company, SEC File No. 811-7140, on behalf of each of its series, Van Kampen Global Franchise Fund (the "Acquiring Fund") and Van Kampen Global Value Equity Fund (the "Target Fund").

                              W I T N E S S E T H:

        WHEREAS, the Board of Directors of the Series Fund, on behalf of the Acquiring Fund (the "Acquiring Fund Board"), and the Board of Directors of the Series Fund, on behalf of the Target Fund (the "Target Fund Board" and, together with the Acquiring Fund Board, the "Boards"), have determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the shareholders of their respective fund; and

         WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, full and fractional Class A, Class B, Class C and Class I shares of common stock $0.001 par value per share, of the Acquiring Fund with an aggregate net asset value equal to the aggregate dollar value of the Assets net of any liabilities of the Target Fund described in Section 3.E. hereof (the "Liabilities") determined pursuant to Section 3.A. of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.       CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1.B. hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B, Class C or Class I shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.       PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund and the Acquiring Fund, in proportion to their respective declines in total operating expenses, if any.

         C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3.B. hereof to the Custodian of any of the securities of the Target Fund then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills, together with such other documents as may be required by the Acquiring Fund or Custodian.

         D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of the Target Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of the Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Target Fund and the Acquiring Fund will pay, in proportion to their respective projected declines in total operating expenses, if any, the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by Van Kampen Asset Management (or a subsidiary or affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Asset Management (or a subsidiary or affiliate thereof).

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the law in the state of its organization and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target

Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.       REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

         The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

         B. REGISTRATION. The Series Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended June 30, 2008, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4.C. and 4.D. which would materially affect the Target Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the "Target Fund Prospectus") there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Target Fund Board, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein.

This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

         (2) issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;

         (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

         (5) any amendment of the Target Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein, as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4.M. apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

         N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         P. TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.       REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

         The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

         A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. REGISTRATION. The Series Fund is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended June 30, 2008, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5.C. and 5.D. which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition. All Liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. ACQUIRING FUND SHARES: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

         L. ACQUIRING FUND SHARES: AUTHORIZATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters' rights and will conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Target Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

         O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6.       COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting. The Target Fund Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         G. DISTRIBUTION OF THE SHARES. At closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund's shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3.G., it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         I. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper directors, trustees and officers of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.       CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

         The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, of the following conditions, unless waived in writing by the Target Fund:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code.

         G. OPINION OF COUNSEL.

         (1) The Target Fund shall have received the opinion of Skadden counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

         (a) The Series Fund is registered as an open-end, management investment company under the 1940 Act.

         (b) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law the State of Illinois or of the United States of America.

         (c) No approval by any court, regulatory body, administrative agency or governmental body of the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the enforceability of the Agreement against the Acquiring Fund.

         (2) The Target Fund shall have received the opinion of Maryland counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

         (a) The Series Fund is validly existing in good standing under the laws of the State of Maryland.

         (b) The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland. The Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Maryland.

         (c) The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the State of Maryland.

         (d) The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Series Fund.

         (e) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.


         (f) No approval by any court, regulatory body, administrative agency or governmental body of the State of Maryland, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the consummation by the Acquiring Fund of the transactions contemplated thereby, or the enforceability of the Agreement against the Acquiring Fund.


         (g) The Acquiring Fund Shares have been duly authorized by the Series Fund and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under Maryland law or the Series Fund's Articles of Incorporation or its By-laws.

         H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Fund Board.

8.       CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

         A. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         B. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         C. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         D. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.


         E. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code.




         F. OPINION OF COUNSEL.



         (1) The Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:



         (a) The Series Fund is registered as an open-end, management investment company under the 1940 Act.

         (b) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Illinois or the United States of America.


         (c) No approval by any court, regulatory body, administrative agency or governmental body of the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the consummation by the Target Fund of the transactions contemplated thereby, or the enforceability of the Agreement against the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.




         (2) The Acquiring Fund shall have received the opinion of Maryland Counsel for the Target Fund, dated as of the closing Date, addressed to the Acquiring Fund substantially in the form and to the effect that:



         (a) The Series Fund is validly existing in good standing under the laws of the State of Maryland.



         (b) The Target Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Target Fund under the laws of the State of Maryland. The Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Maryland.



         (c) The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Maryland.



         (d) The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Agreement and Declaration of Trust or By-laws of the Series Fund.

         (e) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

         (f) No approval by any court, regulatory body, administrative agency or governmental body of the State of Maryland, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the consummation by the Target Fund of the transactions contemplated thereby, or the enforceability of the Agreement against the Target Fund.


         G. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

         H. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Target Fund Board and Target Fund shareholders.

9.       AMENDMENT, WAIVER AND TERMINATION.

         A. The parties hereto may, by agreement in writing authorized by their respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund's shareholder approval thereof.

         B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.


         C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:



         (1) by the consent of the Target Fund Board and the Acquiring Fund
Board;



         (2) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;



         (3) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (4) by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to December 31, 2009 (provided that the rights to terminate this Agreement pursuant to this subsection C.(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

         (5) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2009; or

         (6) by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or December 31, 2009.

10.      REMEDIES.

         In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9.C., written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.


11.      SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its directors, trustees, officers, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.


         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.      NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 522 Fifth Avenue, New York, New York 10036, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 522 Fifth Avenue, New York, New York 10036, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.


14.      SUCCESSORS AND ASSIGNS.



         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.



15.      BOOKS AND RECORDS.



         The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.



16.      GENERAL.



         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN SERIES FUND, INC.
                                       On Behalf of Its Series,
                                       Van Kampen Global Value Equity Fund



                                       _______________________________________
                                       Stuart Schuldt
                                       Chief Financial Officer and Treasurer



Attest:



__________________________________
Stefanie V. Chang Yu
Secretary

                                       VAN KAMPEN SERIES FUND, INC.
                                       On Behalf of Its Series,
                                       Van Kampen Global Franchise Fund



                                       _______________________________________
                                       Stuart Schuldt
                                       Chief Financial Officer and Treasurer



Attest:



__________________________________
Stefanie V. Chang Yu
Secretary

                                                                      APPENDIX B

                       STATEMENT OF ADDITIONAL INFORMATION
                         OF VAN KAMPEN SERIES FUND, INC.

                             Dated November 1, 2008

                          VAN KAMPEN SERIES FUND, INC.

                       SUPPLEMENT DATED NOVEMBER 21, 2008
                                     TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 2008

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "FUND MANAGEMENT -- OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS -- GLOBAL VALUE EQUITY FUND," is hereby deleted in its entirety and replaced with the following:

     As of September 30, 2008, Hassan Elmasry managed 10 registered investment companies with a total of approximately $4.7 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $879.8 million in assets; and 25 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $4.4 billion in assets.

     As of September 30, 2008, Paras Dodhia managed 10 registered investment companies with a total of approximately $4.7 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $879.8 million in assets; and 25 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $4.4 billion in assets.

     As of September 30, 2008, Michael Allison managed 10 registered investment companies with a total of approximately $4.7 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $879.8 million in assets; and 25 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $4.4 billion in assets.

     As of September 30, 2008, Jayson Vowles managed 10 registered investment companies with a total of approximately $4.7 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $879.8 million in assets; and 25 other accounts (which include accounts managed under certain "wrap fee programs") with a total of approximately $4.4 billion in assets.

     (2) The section entitled "FUND MANAGEMENT -- SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS -- GLOBAL VALUE EQUITY FUND," is hereby deleted in its entirety and replaced with the following:

     GLOBAL VALUE EQUITY FUND

     As of September 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Hassan Elmasry
  -              None
Paras Dodhia -   None
Michael Allison
  -              None
Jayson Vowles -  None


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                 VKSPTSAI1 11/08

     Van Kampen Series Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of the following nine investment portfolios designed to offer a range of investment choices (each, a "Fund" and collectively, the "Funds"): Van Kampen American Value Fund, Van Kampen Emerging Markets Debt Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Value Equity Fund, Van Kampen Growth and Income Fund II, Van Kampen Japanese Equity Fund, and Van Kampen Global Franchise Fund. For ease of reference, the words "Van Kampen" which begin the name of each Fund, are not used hereinafter. Each Fund is organized as a diversified series of the Company, except for Emerging Markets Debt Fund and Global Franchise Fund, each of which is organized as a non-diversified series of the Company.

     This Statement of Additional Information is not a prospectus. Shares of the American Value Fund, Emerging Markets Fund, Equity Growth Fund, Global Equity Allocation Fund, Global Franchise Fund and Global Value Equity Fund are subject to two different prospectuses: Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated November 1, 2008 and Class I Shares (and Class R Shares, with respect to American Value Fund only) are subject to a separate prospectus dated November 1, 2008. The prospectuses are collectively referred to herein as the "Prospectuses" or individually as a "Prospectus". This Statement of Additional Information should be read in conjunction with a Prospectus of a Fund. This Statement of Additional Information is for all Funds except for those Funds not currently offering shares to the public: Emerging Markets Debt Fund, Growth and Income Fund II and Japanese Equity Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of a Fund. Investors should obtain and read a Prospectus of a Fund prior to purchasing shares of such Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares and, where applicable, Class R Shares Prospectus, the Statement of Additional Information and the Annual and Semiannual Reports for each of the Funds may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza -- Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
General Information.....................................................    B-3
Investment Objectives, Investment Strategies and Risks..................    B-9
Strategic Transactions..................................................   B-26
Investment Restrictions.................................................   B-36
Directors and Officers..................................................   B-40
Investment Advisory Agreements..........................................   B-50
Fund Management.........................................................   B-51
Other Agreements........................................................   B-56
Distribution and Service................................................   B-57
Transfer Agent..........................................................   B-63
Portfolio Transactions and Brokerage Allocation.........................   B-64
Shareholder Services....................................................   B-66
Redemption of Shares....................................................   B-68
Contingent Deferred Sales Charge - Class A..............................   B-69
Waiver of Contingent Deferred Sales Charges.............................   B-69
Taxation................................................................   B-71
Fund Performance........................................................   B-76
Other Information.......................................................   B-80
Financial Statements....................................................   B-85
Appendix A -- Proxy Voting Policy and Procedures........................    A-1



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED NOVEMBER 1, 2008.

                                                                    VK SAI 11/08

                               GENERAL INFORMATION

     The Company is a corporation organized in 1992 under the laws of the state of Maryland. The Company's Articles of Incorporation, as amended (the "Articles"), permit the Board of Directors to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Articles also permit the Board of Directors to create multiple classes of shares for each series. The Company's name at the time of its organization was Morgan Stanley Fund, Inc. The Company changed its name to Van Kampen Series Fund, Inc. in July 1998.

     With respect to each of the operating Funds:

     - The American Value Fund was formerly known as the Morgan Stanley American Value Fund at its inception and adopted its current name in July 1998.

     - The Emerging Markets Fund was formerly known as the Morgan Stanley Emerging Markets Fund at its inception and adopted its current name in July 1998.

     - The Equity Growth Fund has had its current name since its inception.

     - The Global Equity Allocation Fund was formerly known as the Morgan Stanley Global Equity Allocation Fund at its inception and adopted its current name in July 1998.

     - The Global Franchise Fund was formerly known as the Van Kampen Global Franchise Fund at its inception, changed its name to Van Kampen Tax Managed Global Franchise Fund in March 2000 and adopted its current name in October 2001.

     - The Global Value Equity Fund was formerly known as the Morgan Stanley Global Equity Fund at its inception and adopted its current name in July 1998.

     Van Kampen Asset Management (the "Adviser") is the investment adviser for the Funds. Morgan Stanley Investment Management Limited ("MSIM Limited") is a sub-adviser (a "Sub-Adviser") to Global Franchise Fund and Global Value Equity Fund. Morgan Stanley Investment Management Company, ("MSIM Company") is a sub-adviser to Emerging Markets Fund (each of MSIM Company and MSIM Limited are hereinafter referred to individually as the "Sub-Adviser" and collectively, as the "Sub-Advisers"). Other service providers for the Funds are described herein under "Other Agreements" or "Other Information."

     The Adviser, Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. MSIM Limited and MSIM Company are wholly owned subsidiaries of Morgan Stanley. The principal office of the Company, each Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056. The principal office of MSIM Limited is located at 25 Cabot Square, Canary Wharf, London, England E14 4QA. The principal office of MSIM Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481

     As of the date of this Statement of Additional Information, the authorized capitalization of the Company consists of 12,750,000,000 shares of common stock, par value $0.001 per share, which can be divided into series, such as the Funds, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.

     Each Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares, with the exception of American Value Fund, which offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Articles. Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Company entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Company does not contemplate holding regular meetings of shareholders to elect directors or otherwise. Each Fund will assist shareholders in communicating with other shareholders of such Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of each Fund is entitled to its portion of all of such Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of October 1, 2008, no person was known by the Company to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of any Fund, and with respect to American Value Fund, Class R Shares, except as follows below.


                                                                          APPROXIMATE
                                                                         PERCENTAGE OF
                                                              CLASS OF    OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                       SHARES   OCTOBER 1, 2008
------------------------                                      --------  ---------------

AMERICAN VALUE FUND

MLPF&S for the Sole Benefit of its Customers................      A             6%
  Attn: Fund Administration 97B64
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
PFPC Brokerage Services ....................................      B            13%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
Edward Jones & Co...........................................      A            47%
  Attn: Mutual Fund                                               B            25%
  Shareholder Accounting                                          I             5%
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Pershing LLC................................................      B             5%
  1 Pershing Plaza                                                C             8%
  Jersey City, NJ 07399-0002                                      I            13%
First Clearing LLC..........................................      C             6%
  Special Custody Acct for the
  Exclusive Benefit of Customer
  10750 Wheat First Drive WS 1165
  Glen Allen, VA 23060-9243

                                                                          APPROXIMATE
                                                                         PERCENTAGE OF
                                                              CLASS OF    OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                       SHARES   OCTOBER 1, 2008
------------------------                                      --------  ---------------
UBS WM USA..................................................      C             5%
  Omni Account M/F
  Attn: Department Manager
  499 Washington Blvd, 9th Floor
  Jersey City, NJ 07310-2055
Morgan Stanley & Co. .......................................      C             7%
  Harborside Financial Center
  Plaza II 3rd Floor
  Jersey City, NJ 07311
Citigroup Global Markets Inc. ..............................      C            16%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................      C            11%
  Attn: Fund Administration 97CS8
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Van Kampen Asset Allocation Conservative Fund ..............      I            61%
  Fund of Funds Investment
  Attn: Karen Romero
  195 Broadway, 19(th) Floor
  New York, NY 10007-3100
Great West Life & Annuity Future FD.........................      R            73%
  c/o Fascore LLC
  8515 E. Orchard Rd # 2T2
  Greenwood Vlg, CO 80111-5002
Citistreet Retirement Services..............................      R            14%
  Citigroup Institutional Trust
  400 Atrium Drive
  Somerset, NJ 08873-4162
EMERGING MARKETS FUND

MLPF&S for the Sole Benefit of its Customers................      A             5%
  Attn: Fund Administration 97FK6
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville FL 32246-6484
Edward Jones & Co...........................................      A            12%
  Attn: Mutual Fund                                               B             6%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................      A             9%
  FBO Primerica Financial Services                                B            18%
  760 Moore Road
  King of Prussia, PA 19406-1212
Morgan Stanley & Co. .......................................      B            12%
  Harborside Financial Center                                     C            10%
  Plaza II 3rd Floor
  Jersey City, NJ 07311

                                                                          APPROXIMATE
                                                                         PERCENTAGE OF
                                                              CLASS OF    OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                       SHARES   OCTOBER 1, 2008
------------------------                                      --------  ---------------
Pershing LLC................................................      A             6%
  1 Pershing Plaza                                                B             6%
  Jersey City, NJ 07399-0002
UBS WM USA..................................................      A             6%
  Omni Acct M/F                                                   C            12%
  Attn: Department Manager
  499 Washington Blvd 9th Floor
  Jersey City, NJ 07310-2055
First Clearing LLC..........................................      C             7%
  Special Custody Acct for the Exclusive Benefit of Customer
  10750 Wheat First Drive WS 1165
  Glen Allen, VA 23060-9243
Citigroup Global Markets Inc. ..............................      C             8%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
MLPF&S for the Sole Benefit of its Customers................      C            19%
  Attn: Fund Administration 97N71
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Van Kampen Asset Allocation Growth Fund ....................      I             7%
  Fund of Funds Investment
  Attn: Karen Romero
  195 Broadway, 19(th) Floor
  New York, NY 10007-3100
Van Kampen Asset Allocation Moderate Fund ..................      I             9%
  Fund of Funds Investment
  Attn: Karen Romero
  195 Broadway, 19(th) Floor
  New York, NY 10007-3100
MLPF&S for the Sole Benefit of its Customers ...............      I            80%
  Attn: Fund Administration 97419
  4800 Deer Lake Drive E 2nd Floor
  Jacksonville, FL 32246-6484
EQUITY GROWTH FUND

Edward Jones & Co...........................................      A            19%
  Attn: Mutual Fund                                               B             6%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Pershing LLC................................................      A             8%
  1 Pershing Plaza                                                C             6%
  Jersey City, NJ 07399-0002
Morgan Stanley & Co. .......................................      A            17%
  Harborside Financial Center                                     B            16%
  Plaza II 3rd Floor                                              C            24%
  Jersey City, NJ 07311                                           I            81%

                                                                          APPROXIMATE
                                                                         PERCENTAGE OF
                                                              CLASS OF    OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                       SHARES   OCTOBER 1, 2008
------------------------                                      --------  ---------------
PFPC Brokerage Services.....................................      A             6%
  FBO Primerica Financial Services                                B            15%
  760 Moore Road
  King of Prussia, PA 19406-1212
MLPF&S for the Sole Benefit of its Customers ...............      C             9%
  Attn: Fund Administration 97238
  4800 Deer Lake Drive East, 2(nd) Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................      C             8%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
First Clearing LLC..........................................      C             5%
  Special Custody Acct for the
  Exclusive Benefit of Customer
  10750 Wheat First Drive WS 1165
  Glen Allen, VA 23060-9243
GLOBAL EQUITY ALLOCATION FUND

Edward Jones & Co...........................................      A            16%
  Attn: Mutual Fund                                               B             6%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................      A            11%
  FBO Primerica Financial Services                                B            15%
  760 Moore Road
  King of Prussia, PA 19406-1212
First Clearing LLC..........................................      A             5%
  Special Custody Acct for the                                    C             7%
  Exclusive Benefit of Customer
  10750 Wheat First Drive WS 1165
  Glen Allen, VA 23060-1243
Morgan Stanley & Co. .......................................      B             5%
  Harborside Financial Center                                     C             6%
  Plaza II 3rd Floor
  Jersey City, NJ 07311
Pershing LLC................................................      C            13%
  1 Pershing Plaza
  Jersey City, NJ 07399-0002
Citigroup Global Markets Inc. ..............................      C             6%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
UBS WM USA..................................................      C            17%
  Omni Account M/F
  Attn: Department Manager
  499 Washington Blvd, 9th Floor
  Jersey City, NJ 07310-2055

                                                                          APPROXIMATE
                                                                         PERCENTAGE OF
                                                              CLASS OF    OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                       SHARES   OCTOBER 1, 2008
------------------------                                      --------  ---------------
GLOBAL FRANCHISE FUND

Charles Schwab & Co. Inc. ..................................      A            18%
  Onesource Omnibus
  Exclusive Benefit of its Customers
  101 Montgomery Street
  San Francisco, CA 94104-4151
Morgan Stanley & Co. .......................................      B            14%
  Harborside Financial Center                                     C            12%
  Plaza II 3rd Floor
  Jersey City, NJ 07311
Pershing LLC................................................      A             5%
  1 Pershing Plaza                                                B            10%
  Jersey City, NJ 07399-0002                                      C            14%
Edward Jones & Co...........................................      A            24%
  Attn: Mutual Fund                                               B             6%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
PFPC Brokerage Services.....................................      B             6%
  FBO Primerica Financial Services
  760 Moore Road
  King of Prussia, PA 19406-1212
American Enterprise Investment Services.....................      B            11%
  PO Box 9446                                                     C             6%
  Minneapolis, MN 55440-9446
MLPF&S for the Sole Benefit of its Customers................      C            16%
  Attn: Fund Administration 97FW6
  4800 Deer Lake Drive East, 2nd Floor
  Jacksonville, FL 32246-6484
Citigroup Global Markets Inc. ..............................      C             8%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
First Clearing LLC..........................................      B             7%
  Special Custody Acct for the
  Exclusive Benefit of Customer
  10750 Wheat First Drive WS 1165
  Glen Allen, VA 23060-9243
Aces Trust Fund.............................................      I            52%
  HEF Global Franchise Portfolio 1
  Attention Pam Stevenson
  100 N. Union Street, Suite 660
  Montgomery, AL 36104-3719
Aces Trust Fund.............................................      I            16%
  HEF Aggressive Portfolio 1
  Attention Pam Stevenson
  100 N. Union Street, Suite 660
  Montgomery, AL 36104-3719

                                                                          APPROXIMATE
                                                                         PERCENTAGE OF
                                                              CLASS OF    OWNERSHIP ON
NAME & ADDRESS OF HOLDER                                       SHARES   OCTOBER 1, 2008
------------------------                                      --------  ---------------
Aces Trust Fund.............................................      I             6%
  HEF Aggressive Portfolio 2
  Attention Pam Stevenson
  100 N. Union Street, Suite 660
  Montgomery, AL 36104-3719
Aces Trust Fund.............................................      I             5%
  HEF Moderate Portfolio 1
  Attention Pam Stevenson
  100 N. Union Street, Suite 660
  Montgomery, AL 36104-3719
Aces Trust Fund.............................................      I             7%
  HEF Moderate Portfolio 3
  Attention Pam Stevenson
  100 N. Union Street, Suite 660
  Montgomery, AL 36104-3719
Aces Trust Fund.............................................      I             8%
  HEF Equity Portfolio
  Attention Pam Stevenson
  100 N. Union Street, Suite 660
  Montgomery, AL 36104-3719
GLOBAL VALUE EQUITY FUND

Edward Jones & Co...........................................      A            43%
  Attn: Mutual Fund                                               B            21%
  Shareholder Accounting
  201 Progress Pkwy
  Maryland Hts., MO 63043-3009
Morgan Stanley & Co. .......................................      A            28%
  Harborside Financial Center                                     B            16%
  Plaza II 3rd Floor                                              C            52%
  Jersey City, NJ 07311
Citigroup Global Markets Inc. ..............................      C             6%
  Attn: Cindy Tempesta, 7th Floor
  333 West 34th Street
  New York, NY 10001-2402
Morgan Stanley Investment Mgmt Inc. ........................      I           100%
  Attn: Lawrence Markey-Controllers
  195 Broadway FI 19
  New York, NY 10007-3100



             INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective(s), Principal Investment Strategies and Risks" in each Fund's Prospectuses and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Fund's Prospectuses for a complete presentation of the matters disclosed below.

BORROWING AND LEVERAGE

     To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for temporary or emergency purposes. To the extent allowed by the Funds' investment restrictions described herein, certain Funds may engage in borrowing for investment purposes, also known as leverage. Leveraging will magnify declines as well as increases in the net asset value of a Fund's shares and in the return on a Fund's investments. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that a Fund will be able to borrow on terms acceptable to the Fund. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, such Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. A Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of such Fund's shareholders, and the terms of a Fund's borrowings may contain provisions that limit certain activities of such Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

CONVERTIBLE SECURITIES, RIGHTS OR WARRANTS AND EQUITY-LINKED SECURITIES

     Certain Funds may invest in convertible securities, rights or warrants to purchase common stocks and other equity-linked securities. A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the "premium." When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.

     Enhanced Convertible Securities. A Fund's investments in convertible securities may include "enhanced" convertibles. There may be additional types of convertible securities with features not specifically referred to herein in which a Fund may invest consistent with its investment objective and policies. "Enhanced" convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity.

     Synthetic Convertible Securities. A Fund's investments in convertible securities may include "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together, resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a security or index.

     Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further a Fund's investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.

     The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.

     Up to 5% of a Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although a Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by a Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

DEPOSITARY RECEIPTS

     Certain Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

     Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, there interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTING

     Certain Funds may or will invest in securities of foreign issuers. Unless otherwise described in a Fund's Prospectuses, the Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

     In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, a Fund may experience settlement difficulties or delays not usually encountered in the United States.

     Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.

     Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

     The governments of some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities, such as the Funds, to participate in privatization may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Funds participates will be successful.

     FOREIGN CURRENCY EXCHANGE RISKS. To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, such Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Funds do not intend to invest in any security in a country where the currency is not freely convertible to U.S. dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

     A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. A Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate.

The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     A Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss. The Fund may also utilize non-deliverable currency forward contracts, which are synthetic short-term forward contracts on a thinly traded or non-convertible foreign currency where the gain or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. Such contracts allow investors to hedge or gain exposure to foreign currencies which are not internationally traded and do not have a forward market for foreign investors. Non-deliverable forward currency contracts are cash settled transactions and may be relatively illiquid.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund engages in an offsetting transaction, that Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     In addition, Funds may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to fluctuate in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. These Funds may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. A Fund's entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Fund to segregate cash or liquid securities in an amount at least equal to the Fund's obligations throughout the duration of the contract. Funds may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

     To the extent required by the rules and regulations of the SEC, the Fund will segregate cash or liquid securities in an amount at least equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. See also "Strategic Transactions".

     FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

     Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may, in limited cases, be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

     INVESTING IN EMERGING MARKET COUNTRIES. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. A Fund may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

     A Fund's purchase and sale of portfolio securities of issuers determined by the portfolio management team to be in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of such Fund, the Adviser, its affiliates or their respective clients or other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investment by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Fund may invest in such countries through other investment funds in such countries.

     Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

     Many emerging market countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging markets countries. Unanticipated political or social developments may result in sudden and significant investment losses.

     Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause such Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

     The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. A Fund's investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

     A Fund's use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Funds' currency exposure in emerging market countries, if any, will be covered by such instruments.

     Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     Debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued (i) by banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) by companies organized under the laws of an emerging market country.

     RUSSIAN INVESTING. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian issuers is evidenced by entries in an issuer's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Funds could possibly lose their registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian issuers with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such issuers have not always followed this law. Because of this lack of independence of registrars, management of a Russian issuer may be able to exert considerable influence over who can purchase and sell the issuer's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Funds from investing in the securities of certain Russian issuers and could cause a delay in the sale of Russian securities by the Funds if the issuer deems a purchaser unsuitable, which may expose the Funds to potential loss on their investment.

     In light of the risks described above, the Board of Directors has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds not invest in the securities of a Russian issuer unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian issuers that the Funds might otherwise make.

     BRADY BONDS. Funds that invest in foreign debt securities may invest in debt obligations customarily referred to as "Brady Bonds." Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. A Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, a Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady

Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

ILLIQUID SECURITIES

     Each Fund may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Company's Board of Directors. Ordinarily, a Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to that Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by a Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Company's Board of Directors are not subject to the limitation on illiquid securities; however, such securities are still subject to any Fund limitation on the securities subject to legal or contractual restrictions on resale as described in that Fund's investment restrictions. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security.

INVESTMENT COMPANY SECURITIES

     Each Fund may invest in securities of other open-end or closed-end investment companies, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.

     Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain Funds may invest in these investment funds, including those advised by Adviser or its affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

     If a Fund invests in such investment companies or investment funds, that Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

     In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Fund determines that the Lender interpositioned between the Fund and the borrower is creditworthy.

     When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Funds anticipate that such loan interests may be sold only to a limited number of institutional investors. The lack of a broad secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a broad secondary market for Assignments and Participations also may make it more difficult for a Fund to value these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER-GRADE SECURITIES

     Certain Funds may invest in lower-grade income securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a Fund that invests in lower-grade securities.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of such a Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in such a Fund and thus in the net asset value of that Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a Fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     The Adviser is responsible for determining the net asset values of the Funds' securities, subject to the supervision of the Company's Board of Directors. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities, the ability to value the securities becomes more difficult and the judgment of the Adviser may play a greater role in the valuation of such securities due to the reduced availability of reliable objective data.

     A Fund may invest in securities not producing immediate cash income, including securities in default, zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero-coupon or pay-in-kind securities. See "Taxation" below. The Fund's portfolio management team will weigh these concerns against the expected total returns from such instruments.

     A Fund's investments may include securities with the lowest-grade assigned by the recognized rating organizations and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Such a Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. A Fund may have limited recourse in the event of default on such securities. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The portfolio management team will balance the benefits of deep discount securities with their risks. While a broad portfolio of investments may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

     Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any recognized rating organization. As a result, a Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by a

Fund and may also limit the ability of a Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent a Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     The Funds will rely on judgment, analysis and experience of their portfolio management teams in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, a portfolio management team may consider the credit ratings of recognized rating organizations in evaluating securities although the portfolio management team does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Fund to dispose of a security. The portfolio management team continuously monitors the issuers of securities held in a Fund. Additionally, since most foreign securities are not rated, a Fund will invest in such securities based on the portfolio management team's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign securities, achievement of such Fund's investment objectives may be more dependent upon the portfolio management team's credit analysis than is the case with investing in higher-grade securities.

     New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

MORTGAGE-RELATED DEBT SECURITIES

     Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

     The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Certain Funds may invest in stripped mortgage-backed securities, which are a derivative multi-class mortgage-backed security. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. Stripped mortgage-backed securities issued by agencies or instrumentalities of the U.S. government are generally more liquid than privately issued stripped mortgage-backed securities.

     Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

     The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class securities held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a holder of IO class securities may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

     Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the Funds invest. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS

     For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. See "Foreign Investing" above for a discussion of the risks of foreign investments. These institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES

     Certain Funds may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exemption from the 1940 Act. In addition, a Fund indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

     Certain Funds may invest in foreign real estate companies. Investing in foreign real estate companies makes a Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITS and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when a Fund invests in foreign real estate companies.

REPURCHASE AGREEMENTS

     The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. A Fund may enter into repurchase agreements with broker-dealers, banks or other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Company's Board of Directors. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Funds than would be available to the Funds investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

REVERSE REPURCHASE AGREEMENTS

     To the extent allowed by the Fund's investment restrictions, certain Funds may enter into reverse repurchase agreements with broker-dealers, banks and other financial institutions that meet the credit guidelines set by the Company's Board of Directors. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SHORT SALES

     Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of such security will decline. Unless limited by a Fund's fundamental investment restrictions described herein, each Fund may sell securities it owns or has the right to acquire at no added cost

(i.e., "against the box") or it does not own. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     A Fund's obligation to replace the borrowed security will be secured by collateral of cash or liquid securities. Depending on arrangements made with the broker-dealer, bank or other financial institution from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such entity.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

U.S. GOVERNMENT OBLIGATIONS

     Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made.

ZERO COUPON BONDS

     Zero coupon bonds is a term used to describe notes and bonds that have been stripped of their unmatured interest coupons or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on zero coupon bonds issued by the U.S. Treasury remains guaranteed by the "full faith and credit" of the United States government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" -- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest that an investor will earn if the security is held until maturity. Special tax considerations are associated with investing in zero-coupon bonds. See "Taxation" below.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury Bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

     Zero Coupon Treasury Bonds are sold under a variety of different names, such as: Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRs"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                             STRATEGIC TRANSACTIONS

     Each Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions"). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by a Fund is a function of numerous variables including market conditions. The Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use Strategic Transactions to further a Fund's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

GENERAL RISKS OF DERIVATIVES

     Strategic Transactions utilized by the Funds may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Funds may use and the risks of those instruments are described in further detail below. The Funds may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

     The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

     - Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund's interests. Each Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Fund.

     - Derivatives may be subject to pricing or "basis" risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

     - Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

     - Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

     - While using derivatives for hedging purposes can reduce a Fund's risk of loss, it may also limit a Fund's opportunity for gains or result in losses by offsetting or limiting a Fund's ability to participate in favorable price movements in portfolio investments.

     - Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

     - The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the "counterparty") or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

     - Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

     - Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund would bear greater risk of default by the counterparties to such transactions.

     - A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

     - As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     - Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to a Fund's limitation on investments in illiquid securities.

     - Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

     - Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

OPTIONS

     An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

     Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

     Writing Options. Certain Funds may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Fund is not required to deliver the underlying security but retains the premium received.

     A Fund may only write call options that are "covered." A call option on a security is covered if (a) such Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by such Fund in segregated liquid assets) upon conversion or exchange of other securities held by such Fund; or (b) such Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by such Fund in segregated liquid assets.

     Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

     Certain Funds may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

     A Fund may only write put options that are "covered." A put option on a security is covered if (a) such Fund segregates liquid assets equal to the exercise price; or (b) such Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by such Fund in segregated liquid assets.

     Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

     A Fund may close out an options position which it has written through a closing purchase transaction. A Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. A Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. A Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

     The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell.

     Purchasing Options. Certain Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to such Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. A Fund may buy call and put options whether or not it holds the underlying securities.

     As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Fund may be unable to enter into closing sale transactions with respect to OTC options.

     Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

     Index options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

     Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

     Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

     - The exercise of options written or purchased by a Fund could cause such Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

     - A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

     - A Fund's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

     - The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

     - Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

     - A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by such Fund in connection with options transactions.

FUTURES CONTRACTS

     A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

     Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

     The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.

     In addition, a Fund may be required to maintain segregated liquid assets in order to cover futures transactions. A Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by such Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

     Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for such Fund than if it had not entered into forward contracts.

     Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.

     Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out such Fund's futures position.

     Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

     - The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Fund.

     - Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. A Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

     - Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund's potential losses.

     - Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

     A Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of a Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

SWAP CONTRACTS AND RELATED DERIVATIVE INSTRUMENTS

     A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

     Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund's investment objectives and policies, a Fund is not limited to any particular form or variety of swap contract. A Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. A Fund may also enter into related derivative instruments including caps, floors and collars.

     A Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by segregating liquid assets. If a Fund enters into a swap agreement on other than a net basis, such Fund will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

     A Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of such Fund's net obligations with respect to the caps, floors or collars.

     Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

     Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

     Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, a Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. A Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by such Fund. The use of credit default swaps could result in losses to a Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

     Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

     General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

     - Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

     - In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     - The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect a Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

STRUCTURED PRODUCTS

     Certain Funds also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

     Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

     Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. A Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle's administrative and other expenses.

     Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund's illiquidity to the extent that such Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

COMBINED TRANSACTIONS

     Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

REGULATORY MATTERS

     As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to such Fund's potential economic exposure under the transaction. A Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to a Fund for investment purposes. If a large portion of a Fund's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or such Fund's ability to meet redemption requests or other current obligations.

     Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which a Fund may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

     A Fund's use of Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment policies that are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (2) more than 50% of the Fund's outstanding voting securities. Non-fundamental investment limitations may be changed by the Board of Directors of the Company without shareholder approval.

     Each Fund is designated as either a diversified fund or a non-diversified fund as those terms are defined under the 1940 Act. Like fundamental investment restrictions, a fund which is designated as a diversified fund may not change its status to a non-diversified fund without approval by the vote of a majority of its outstanding voting securities. The following Funds are diversified funds:
American Value Fund, Emerging Markets Fund, Equity Growth Fund, Global Equity Allocation Fund, Global Value Equity Fund, Growth and Income Fund II and Japanese Equity Fund. The following Funds are non-diversified funds: Emerging Markets Debt Fund and Global Franchise Fund. As described in the Prospectuses for the non-diversified funds, such funds may invest a greater portion of their assets in a more limited number of issuers than diversified funds, and therefore, non-diversified funds are subject to greater risk because the changes in the financial condition of a single issuer may cause greater fluctuation in the value of such funds' shares.

     The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities, except for limitations on borrowings and illiquid securities, the percentage limitations apply at the time of purchase and on an ongoing basis.

     For the purpose of describing fundamental investment limitations, the Funds have been divided into two separate groups, which limitations apply only to the Funds that form a part of that group. The groups are comprised as follows:

Category I Funds:             American Value Fund, Emerging Markets Fund, Global
                              Equity Allocation Fund, Growth and Income Fund II and Japanese Equity Fund.

Category II Funds:            Emerging Markets Debt Fund, Equity Growth Fund,
                              Global Franchise Fund and Global Value Equity
                              Fund.

CATEGORY I FUNDS

     The following are fundamental investment limitations with respect to the Category I Funds. No Category I Fund will:

     (1) invest in commodities, except that each of the American Value Fund, Emerging Markets Fund and Growth and Income Fund II may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time.

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

     (3) underwrite the securities of other issuers.

     (4) invest for the purpose of exercising control over management of any company.

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

     (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.

     (8) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund may enter into short sales in accordance with its investment objective and policies.

     (9) purchase or retain securities of an issuer if those officers and directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

     (10) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Growth and Income Fund II may enter into reverse repurchase agreements in accordance with its investment objective and policies.

     (11) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days or invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these time deposits; provided, however, that no Fund shall invest (i) more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, and (ii) in fixed time deposits with a duration of over seven calendar days.

     (12) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

     (13) issue senior securities.

     (14) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (12) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

     (15) purchase more than 10% of any class of the outstanding securities of any issuer.

     (16) purchase securities of an issuer (except obligations of the U.S. government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market value, would be invested in the securities of such issuer.

     Category I Funds have adopted the following operating policies, which may be amended by each of their Board of Directors. No Category I Fund will:

     (1) acquire any securities of companies within one industry if, as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     (2) invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

CATEGORY II FUNDS

     The following are fundamental investment limitations with respect to the Category II Funds. No Category II Fund will:

     (1) invest in physical commodities or contracts on physical commodities, except that any Fund may acquire physical commodities as a result of ownership of securities or other instruments and may purchase or sell options or futures contracts or invest in securities or other instruments backed by physical commodities.

     (2) purchase or sell real estate, although each Fund may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate.

     (3) make loans except: (i) by purchasing debt securities in accordance with their respective investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental investment limitation (9) below, (ii) by lending their portfolio securities, and (iii) by lending portfolio assets to other Funds, banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

     (4) except for the Emerging Markets Debt Fund and the Global Franchise Fund with respect to 75% of each Fund's assets, purchase a security if, as a result, the Fund would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer.

     (5) except for the Emerging Markets Debt Fund and the Global Franchise Fund with respect to 75% of each Fund's assets, purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     (6) issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, provided that such borrowings do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and except that the Emerging Markets Debt Fund may borrow from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities in accordance with its investment objective and policies. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of a Fund's total assets at the time the Fund makes such temporary borrowing. Notwithstanding the foregoing limitations on issuing or selling senior securities and borrowing, a Fund may engage in investment strategies that obligate it either to purchase securities or segregate assets, or enter into reverse repurchase agreements, provided that it will segregate assets to cover its obligations pursuant to such transactions in accordance with applicable rules, orders, or interpretations of the SEC or its staff. This investment limitation shall not preclude a Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

     (7) underwrite the securities of other issuers (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

     (8) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

     Category II Funds have adopted the following operating policies, which may be amended by each of their Board of Directors. No Category II Fund will:

     (1) sell short unless the Fund (i) owns the securities sold short, (ii) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (iii) segregates cash or liquid securities an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, at least equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order, or interpretation, except that the Emerging Markets Debt Fund may from time to time sell securities short without limitation but consistent with applicable legal requirements as stated in its Prospectus; provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (2) borrow money other than from banks or other Funds of the Company, provided that a Fund may borrow from banks or other Funds of the Company so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or, except for the Emerging Markets Debt Fund, purchase additional securities when borrowings exceed 5% of total assets.

     (3) invest more than an aggregate of 15% of the net assets of the Fund in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Company's Board of Directors.

     (4) in the case of the Emerging Markets Debt Fund, Equity Growth Fund and Global Value Equity Fund, make loans as described in fundamental investment limitations 3(ii) and 3(iii), above, in an amount exceeding 33 1/3% of its total assets.

     (5) acquire any securities of companies within one industry, if as a result of such acquisition, 25% or more of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, when any such Fund adopts a temporary defensive position.

     (6) Invest in other investment companies in reliance on Section
(12)(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

     The latter part of certain of the Funds' fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Funds from the provisions of the 1940 Act, as amended from time to time") provide the Funds with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Funds' Boards to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

     When market conditions dictate a more defensive investment strategy as described in a Fund's prospectus, such Fund may deviate temporarily from fundamental and non-fundamental investment policies without a shareholder vote or without prior contemporaneous notification to shareholders during exigent situations.

                             DIRECTORS AND OFFICERS

     The business and affairs of the Funds are managed under the direction of each Fund's Board of Directors and each Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of each Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

                              INDEPENDENT DIRECTORS

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                             OFFICE AND                                          FUND     OTHER
                                POSITION(S)   LENGTH OF                                        COMPLEX    DIRECTORSHIPS
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN   HELD BY
OF INDEPENDENT DIRECTOR             FUND       SERVED    DURING PAST 5 YEARS                 BY DIRECTOR  DIRECTOR
David C. Arch (63)              Director          +      Chairman and Chief Executive             71      Trustee/Dir-
Blistex Inc.                                             Officer of Blistex Inc., a                       ector/Manag-
1800 Swift Drive                                         consumer health care products                    ing General
Oak Brook, IL 60523                                      manufacturer.                                    Partner of
                                                                                                          funds in the
                                                                                                          Fund Complex.
                                                                                                          Director of
                                                                                                          the Heartland
                                                                                                          Alliance, a
                                                                                                          nonprofit
                                                                                                          organization
                                                                                                          serving human
                                                                                                          needs based
                                                                                                          in Chicago.
                                                                                                          Board member
                                                                                                          of the
                                                                                                          Illinois
                                                                                                          Manufactur-
                                                                                                          ers'
                                                                                                          Association.
                                                                                                          Member of the
                                                                                                          Board of
                                                                                                          Visitors,
                                                                                                          Institute for
                                                                                                          the
                                                                                                          Humanities,
                                                                                                          University of
                                                                                                          Michigan.

Jerry D. Choate (70)            Director          +      Prior to January 1999, Chairman          71      Trustee/Dir-
33971 Selva Road                                         and Chief Executive Officer of the               ector/Manag-
Suite 130                                                Allstate Corporation ("Allstate")                ing General
Dana Point, CA 92629                                     and Allstate Insurance Company.                  Partner of
                                                         Prior to January 1995, President                 funds in the
                                                         and Chief Executive Officer of                   Fund Complex.
                                                         Allstate. Prior to August 1994,                  Director of
                                                         various management positions at                  Amgen Inc., a
                                                         Allstate.                                        biotechnolog-
                                                                                                          ical company,
                                                                                                          and Valero
                                                                                                          Energy
                                                                                                          Corporation,
                                                                                                          an
                                                                                                          independent
                                                                                                          refining
                                                                                                          company.

Rod Dammeyer (67)               Director          +      President of CAC, LLC, a private         71      Trustee/Dir-
CAC, LLC                                                 company offering capital                         ector/Manag-
4370 LaJolla Village Drive                               investment and management advisory               ing General
Suite 685                                                services.                                        Partner of
San Diego, CA 92122-1249                                                                                  funds in the
                                                                                                          Fund Complex.
                                                                                                          Director of
                                                                                                          Quidel
                                                                                                          Corporation,
                                                                                                          Stericycle,
                                                                                                          Inc., and
                                                                                                          Trustee of
                                                                                                          The Scripps
                                                                                                          Research
                                                                                                          Institute.
                                                                                                          Prior to
                                                                                                          February
                                                                                                          2008,
                                                                                                          Director of
                                                                                                          Ventana
                                                                                                          Medical
                                                                                                          Systems, Inc.
                                                                                                          Prior to
                                                                                                          April 2007,
                                                                                                          Director of
                                                                                                          GATX
                                                                                                          Corporation.
                                                                                                          Prior to
                                                                                                          April 2004,
                                                                                                          Director of
                                                                                                          TheraSense,
                                                                                                          Inc. Prior to
                                                                                                          January 2004,
                                                                                                          Director of
                                                                                                          TeleTech
                                                                                                          Holdings Inc.
                                                                                                          and Arris
                                                                                                          Group, Inc.

Linda Hutton Heagy++ (60)       Director          +      Prior to February 2008, Managing         71      Trustee/Dir-
4939 South Greenwood                                     Partner of Heidrick & Struggles,                 ector/Manag-
Chicago, IL 60615                                        an international executive search                ing General
                                                         firm. Prior to 1997, Partner of                  Partner of
                                                         Ray & Berndtson, Inc., an                        funds in the
                                                         executive recruiting firm. Prior                 Fund Complex.
                                                         to 1995, Executive Vice President                Trustee on
                                                         of ABN AMRO, N.A., a bank holding                the
                                                         company. Prior to 1990, Executive                University of
                                                         Vice President of The Exchange                   Chicago
                                                         National Bank.                                   Medical
                                                                                                          Center Board,
                                                                                                          Vice Chair of
                                                                                                          the Board of
                                                                                                          the YMCA of
                                                                                                          Metropolitan
                                                                                                          Chicago and a
                                                                                                          member of the
                                                                                                          Women's Board
                                                                                                          of the
                                                                                                          University of
                                                                                                          Chicago.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                             OFFICE AND                                          FUND     OTHER
                                POSITION(S)   LENGTH OF                                        COMPLEX    DIRECTORSHIPS
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN   HELD BY
OF INDEPENDENT DIRECTOR             FUND       SERVED    DURING PAST 5 YEARS                 BY DIRECTOR  DIRECTOR
R. Craig Kennedy (56)           Director          +      Director and President of the            71      Trustee/Dir-
1744 R Street, NW                                        German Marshall Fund of the United               ector/Manag-
Washington, DC 20009                                     States, an independent U.S.                      ing General
                                                         foundation created to deepen                     Partner of
                                                         understanding, promote                           funds in the
                                                         collaboration and stimulate                      Fund Complex.
                                                         exchanges of practical experience                Director of
                                                         between Americans and Europeans.                 First Solar,
                                                         Formerly, advisor to the Dennis                  Inc.
                                                         Trading Group Inc., a managed
                                                         futures and option company that
                                                         invests money for individuals and
                                                         institutions. Prior to 1992,
                                                         President and Chief Executive
                                                         Officer, Director and member of
                                                         the Investment Committee of the
                                                         Joyce Foundation, a private
                                                         foundation.
Howard J Kerr (72)              Director          +      Prior to 1998, President and Chief       71      Trustee/Dir-
14 Huron Trace                                           Executive Officer of Pocklington                 ector/Manag-
Galena, IL 61036                                         Corporation, Inc., an investment                 ing General
                                                         holding company.                                 Partner of
                                                                                                          funds in the
                                                                                                          Fund Complex.
                                                                                                          Director of
                                                                                                          the Lake
                                                                                                          Forest Bank &
                                                                                                          Trust.
                                                                                                          Director of
                                                                                                          the Marrow
                                                                                                          Foundation.
Jack E. Nelson (72)             Director          +      President of Nelson Investment           71      Trustee/Dir-
423 Country Club Drive                                   Planning Services, Inc., a                       ector/Manag-
Winter Park, FL 32789                                    financial planning company and                   ing General
                                                         registered investment adviser in                 Partner of
                                                         the State of Florida. President of               funds in the
                                                         Nelson Ivest Brokerage Services                  Fund Complex.
                                                         Inc., a member of the Financial
                                                         Industry Regulatory Authority
                                                         ("FINRA"), Securities Investors
                                                         Protection Corp. and the Municipal
                                                         Securities Rulemaking Board.
                                                         President of Nelson Sales and
                                                         Services Corporation, a marketing
                                                         and services company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (67)       Director          +      President Emeritus and Honorary          71      Trustee/Dir-
1126 E. 59th Street                                      Trustee of the University of                     ector/Manag-
Chicago, IL 60637                                        Chicago and the Adam Smith                       ing General
                                                         Distinguished Service Professor in               Partner of
                                                         the Department of Economics at the               funds in the
                                                         University of Chicago. Prior to                  Fund Complex.
                                                         July 2000, President of the                      Trustee of
                                                         University of Chicago.                           the
                                                                                                          University of
                                                                                                          Rochester and
                                                                                                          a member of
                                                                                                          its
                                                                                                          investment
                                                                                                          committee.
                                                                                                          Member of the
                                                                                                          National
                                                                                                          Academy of
                                                                                                          Sciences, the
                                                                                                          American
                                                                                                          Philosophical
                                                                                                          Society and a
                                                                                                          fellow of the
                                                                                                          American
                                                                                                          Academy of
                                                                                                          Arts and
                                                                                                          Sciences.
Suzanne H. Woolsey, Ph.D. (66)  Director          +      Chief Communications Officer of          71      Trustee/Dir-
815 Cumberstone Road                                     the National Academy of                          ector/Manag-
Harwood, MD 20776                                        Sciences/National Research                       ing General
                                                         Council, an independent, federally               Partner of
                                                         chartered policy institution, from               funds in the
                                                         2001 to November 2003 and Chief                  Fund Complex.
                                                         Operating Officer from 1993 to                   Trustee of
                                                         2001. Prior to 1993, Executive                   Changing
                                                         Director of the Commission on                    World
                                                         Behavioral and Social Sciences and               Technologies,
                                                         Education at the National Academy                Inc., an
                                                         of Sciences/National Research                    energy
                                                         Council. From 1980 through 1989,                 manufacturing
                                                         Partner of Coopers & Lybrand.                    company,
                                                                                                          since July
                                                                                                          2008.
                                                                                                          Director of
                                                                                                          Fluor Corp.,
                                                                                                          an
                                                                                                          engineering,
                                                                                                          procurement
                                                                                                          and
                                                                                                          construction
                                                                                                          organization,
                                                                                                          since January
                                                                                                          2004.
                                                                                                          Director of
                                                                                                          Intelligent
                                                                                                          Medical
                                                                                                          Devices,
                                                                                                          Inc., a
                                                                                                          symptom based
                                                                                                          diagnostic
                                                                                                          tool for
                                                                                                          physicians
                                                                                                          and clinical
                                                                                                          labs.
                                                                                                          Director of
                                                                                                          the Institute
                                                                                                          for Defense
                                                                                                          Analyses, a
                                                                                                          federally
                                                                                                          funded
                                                                                                          research and
                                                                                                          development
                                                                                                          center,
                                                                                                          Director of
                                                                                                          the German
                                                                                                          Marshall Fund
                                                                                                          of the United
                                                                                                          States,
                                                                                                          Director of
                                                                                                          the Rocky
                                                                                                          Mountain
                                                                                                          Institute and
                                                                                                          Trustee of
                                                                                                          California
                                                                                                          Institute of
                                                                                                          Technology
                                                                                                          and the
                                                                                                          Colorado
                                                                                                          College.

                              INTERESTED DIRECTOR*

                                                                                     NUMBER OF
                                       TERM OF                                        FUNDS IN
                                     OFFICE AND                                         FUND     OTHER
                        POSITION(S)   LENGTH OF                                       COMPLEX    DIRECTORSHIPS
NAME, AGE AND ADDRESS    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN   HELD BY
OF INTERESTED DIRECTOR      FUND       SERVED    DURING PAST 5 YEARS                BY DIRECTOR  DIRECTOR
Wayne W. Whalen* (69)   Director          +      Partner in the law firm of              71      Trustee/Dir-
333 West Wacker Drive                            Skadden, Arps, Slate, Meagher &                 ector/Manag-
Chicago, IL 60606                                Flom LLP, legal counsel to funds                ing General
                                                 in the Fund Complex.                            Partner of
                                                                                                 funds in the
                                                                                                 Fund Complex.
                                                                                                 Director of
                                                                                                 the Abraham
                                                                                                 Lincoln
                                                                                                 Presidential
                                                                                                 Library
                                                                                                 Foundation.



---------------------

+  See Table D below.

++ As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                   OFFICE AND
                                  POSITION(S)       LENGTH OF
NAME, AGE AND                      HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND           SERVED    DURING PAST 5 YEARS
Jerry W. Miller (47)          President and            +++     President and Principal Executive Officer of
522 Fifth Avenue              Principal Executive              funds in the Fund Complex and Director of Van
New York, NY 10036            Officer                          Kampen Investments since June 2008. President
                                                               and Chief Executive Officer of Van Kampen
                                                               Investments and Director, Managing Director,
                                                               Chief Executive Officer and President of Van
                                                               Kampen Funds Inc. since March 2008. Central
                                                               Division Director for Morgan Stanley's Global
                                                               Wealth Management Group from March 2006 to
                                                               June 2008. Previously, Chief Operating Officer
                                                               of the global proprietary business of Merrill
                                                               Lynch Investment Management from 2002 to 2006.

Dennis Shea (55)              Vice President           +++     Managing Director of Morgan Stanley Investment
522 Fifth Avenue                                               Advisors Inc., Morgan Stanley Investment
New York, NY 10036                                             Management Inc., the Adviser and Van Kampen
                                                               Advisors Inc. Chief Investment Officer--Global
                                                               Equity of the same entities since February
                                                               2006. Vice President of Morgan Stanley
                                                               Institutional and Retail Funds since February
                                                               2006. Vice President of funds in the Fund
                                                               Complex since March 2006. Previously, Managing
                                                               Director and Director of Global Equity
                                                               Research at Morgan Stanley from April 2000 to
                                                               February 2006.

Kevin Klingert (45)           Vice President           +++     Vice President of funds in the Fund Complex
522 Fifth Avenue                                               since May 2008. Chief Operating Officer of the
New York, NY 10036                                             Fixed Income portion of Morgan Stanley
                                                               Investment Management Inc. since May 2008.
                                                               Head of Global Liquidity Portfolio Management
                                                               and co-Head of Liquidity Credit Research of
                                                               Morgan Stanley Investment Management since
                                                               December 2007. Managing Director of Morgan
                                                               Stanley Investment Management Inc. from
                                                               December 2007 to March 2008. Previously,
                                                               Managing Director on the Management Committee
                                                               and head of Municipal Portfolio Management and
                                                               Liquidity at BlackRock from October 1991 to
                                                               January 2007. Assistant Vice President
                                                               municipal portfolio manager at Merrill Lynch
                                                               from March 1985 to October 1991.

Amy R. Doberman (46)          Vice President           +++     Managing Director and General Counsel--U.S.
522 Fifth Avenue                                               Investment Management; Managing Director of
New York, NY 10036                                             Morgan Stanley Investment Management Inc.,
                                                               Morgan Stanley Investment Advisors Inc. and
                                                               the Adviser. Vice President of the Morgan
                                                               Stanley Institutional and Retail Funds since
                                                               July 2004 and Vice President of funds in the
                                                               Fund Complex since August 2004. Previously,
                                                               Managing Director and General Counsel of
                                                               Americas, UBS Global Asset Management from
                                                               July 2000 to July 2004 and General Counsel of
                                                               Aeltus Investment Management, Inc. from
                                                               January 1997 to July 2000.

Stefanie V. Chang Yu (41)     Vice President           +++     Managing Director of Morgan Stanley Investment
522 Fifth Avenue              and Secretary                    Management Inc. Vice President and Secretary
New York, NY 10036                                             of funds in the Fund Complex.




John L. Sullivan (53)         Chief Compliance         +++     Chief Compliance Officer of funds in the Fund
1 Parkview Plaza - Suite 100  Officer                          Complex since August 2004. Prior to August
Oakbrook Terrace, IL 60181                                     2004, Director and Managing Director of Van
                                                               Kampen Investments, the Adviser, Van Kampen
                                                               Advisors Inc. and certain other subsidiaries
                                                               of Van Kampen Investments, Vice President,
                                                               Chief Financial Officer and Treasurer of funds
                                                               in the Fund Complex and head of Fund
                                                               Accounting for Morgan Stanley Investment
                                                               Management Inc. Prior to December 2002,
                                                               Executive Director of Van Kampen Investments,
                                                               the Adviser and Van Kampen Advisors Inc.


Stuart N. Schuldt (46)        Chief Financial          +++     Executive Director of Morgan Stanley
1 Parkview Plaza - Suite 100  Officer and                      Investment Management Inc. since June 2007.
Oakbrook Terrace, IL 60181    Treasurer                        Chief Financial Officer and Treasurer of funds
                                                               in the Fund Complex since June 2007. Prior to
                                                               June 2007, Senior Vice President of Northern
                                                               Trust Company, Treasurer and Principal
                                                               Financial Officer for Northern Trust U.S.
                                                               mutual fund complex.



---------------------

+++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "director") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser, the Subadviser or the Distributor (each a "Non-Affiliated Director") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange

Fund) provides a deferred compensation plan to its Non-Affiliated Directors that allows such directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Director. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Directors in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Director reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Directors that provides Non-Affiliated Directors with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Director who is receiving compensation from the Fund prior to such Non-Affiliated Director's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Directors retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for directors is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                     Fund Complex
                                                    ---------------------------------------------
                                                                    Aggregate
                                                     Aggregate      Estimated
                                                     Pension or      Maximum
                                                     Retirement       Annual           Total
                                       Aggregate      Benefits    Benefits from     Compensation
                                     Compensation    Accrued as      the Fund     before Deferral
                                       from the       Part of      Complex Upon         from
        Name                          Company(1)    Expenses(2)   Retirement(3)   Fund Complex(4)
        ----                         ------------   -----------   -------------   ---------------
INDEPENDENT DIRECTORS
David C. Arch                           $14,246       $ 35,484       $105,000         $208,601
Jerry D. Choate                          13,151         98,609        105,000          191,268
Rod Dammeyer                             14,246         69,017        105,000          208,601
Linda Hutton Heagy                       14,246         27,389        105,000          208,601
R. Craig Kennedy                         14,246         19,200        105,000          208,601
Howard J Kerr                            14,246        146,670        149,395          208,601
Jack E. Nelson                           14,246        121,944        105,000          208,601
Hugo F. Sonnenschein                     14,246         69,608        105,000          208,601
Suzanne H. Woolsey                       14,246         62,697        105,000          208,601

INTERESTED DIRECTOR
Wayne W. Whalen                          14,246         72,695        105,000          208,601



--------

(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Company with respect to the Company's fiscal year ended June 30, 2008. The details of aggregate compensation before deferral for the Company and each operating Fund during the fiscal year ended June 30, 2008 are shown in Table A below. The details of compensation deferred for each operating Fund during the fiscal year ended June 30, 2008 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating Fund of the Company as of June 30, 2008 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the directors for the funds' respective fiscal years ended in 2007. The retirement plan is described above the Compensation Table.

(3) For each director, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such director's anticipated retirement. The retirement plan is described above the Compensation Table. Each director has served as a member of the Board of Directors of the Company since the year set forth in Table D below.

(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the directors under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

     As of the date of this Statement of Additional Information, the following Funds had not yet commenced investment operations and therefore are not reported in Tables A-E below: Van Kampen Emerging Markets Debt Fund, Van Kampen Growth and Income Fund II and Van Kampen Japanese Equity Fund.

                                     TABLE A

                  FISCAL YEAR 2008 AGGREGATE COMPENSATION FROM
                            THE COMPANY AND EACH FUND

                                                                          INDEPENDENT DIRECTORS
                            FISCAL    ---------------------------------------------------------------------------------------------
         FUND NAME         YEAR-END     ARCH     CHOATE   DAMMEYER    HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN   WOOLSEY
         ---------         --------     ----     ------   --------    -----    -------     ----     ------   ------------   -------
American Value Fund......    6/30     $ 2,595   $ 2,400    $ 2,595   $ 2,595   $ 2,595   $ 2,595   $ 2,595      $ 2,595     $ 2,595
Emerging Markets Fund....    6/30       2,301     2,133      2,301     2,301     2,301     2,301     2,301        2,301       2,301
Equity Growth Fund.......    6/30       1,457     1,346      1,457     1,457     1,457     1,457     1,457        1,457       1,457
Global Equity Allocation
  Fund...................    6/30       1,335     1,234      1,335     1,335     1,335     1,335     1,335        1,335       1,335
Global Franchise Fund....    6/30       4,914     4,524      4,914     4,914     4,914     4,914     4,914        4,914       4,914
Global Value Equity
  Fund...................    6/30       1,644     1,514      1,644     1,644     1,644     1,644     1,644        1,644       1,644
                                      -------   -------    -------   -------   -------   -------   -------      -------     -------
  Company Total..........             $14,246   $13,151    $14,246   $14,246   $14,246   $14,246   $14,246      $14,246     $14,246
                                      -------   -------    -------   -------   -------   -------   -------      -------     -------

                           INTERESTED
                            DIRECTOR
                           ----------
         FUND NAME           WHALEN
         ---------           ------
American Value Fund......    $ 2,595
Emerging Markets Fund....      2,301
Equity Growth Fund.......      1,457
Global Equity Allocation
  Fund...................      1,335
Global Franchise Fund....      4,914
Global Value Equity
  Fund...................      1,644
                             -------
  Company Total..........    $14,246
                             -------



                                     TABLE B

              FISCAL YEAR 2008 AGGREGATE COMPENSATION DEFERRED FROM
                            THE COMPANY AND EACH FUND

                                                                                                                  INTERESTED
                                                                  INDEPENDENT DIRECTORS                            DIRECTOR
                               FISCAL     --------------------------------------------------------------------    ----------
         FUND NAME            YEAR-END     CHOATE    DAMMEYER     HEAGY     KENNEDY     NELSON    SONNENSCHEIN      WHALEN
         ---------            --------     ------    --------     -----     -------     ------    ------------      ------
American Value Fund........     6/30      $ 2,400     $ 2,595    $ 2,595     $1,297    $ 2,595       $ 2,595        $ 2,595
Emerging Markets Fund......     6/30        2,133       2,301      2,301      1,150      2,301         2,301          2,301
Equity Growth Fund.........     6/30        1,346       1,457      1,457        729      1,457         1,457          1,457
Global Equity Allocation
  Fund.....................     6/30        1,234       1,335      1,335        668      1,335         1,335          1,335
Global Franchise Fund......     6/30        4,524       4,914      4,914      2,457      4,914         4,914          4,914
Global Value Equity Fund...     6/30        1,514       1,644      1,644        822      1,644         1,644          1,644
                                          -------     -------    -------     ------    -------       -------        -------
  Company Total............               $13,151     $14,246    $14,246     $7,123    $14,246       $14,246        $14,246
                                          -------     -------    -------     ------    -------       -------        -------


                                     TABLE C

                CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
                         FROM THE COMPANY AND EACH FUND

                                                                                                                       FORMER
                                                                                                                     INDEPENDENT
                                                            CURRENT INDEPENDENT DIRECTORS                             DIRECTORS
                          FISCAL   ------------------------------------------------------------------------------  --------------
          FUND NAME      YEAR-END   ARCH    CHOATE   DAMMEYER    HEAGY   KENNEDY   NELSON   SONNENSCHEIN  WOOLSEY  BRANAGAN  REES
          ---------      --------   ----    ------   --------    -----   -------   ------   ------------  -------  --------  ----
American Value Fund....    6/30    $    0  $ 17,036   $ 8,462  $ 17,059  $ 7,827  $ 23,602     $ 9,745    $     0   $ 2,768   n/a
Emerging Markets Fund..    6/30         0    25,591     8,512    26,295   12,542    38,517      10,321          0     5,518   n/a
Equity Growth Fund.....    6/30     4,683    59,797    21,593    54,478   30,276    76,805      24,733     20,449     5,791   n/a
Global Equity
  Allocation Fund......    6/30         0    14,411     6,563    16,638    9,246    27,296       7,742          0     3,372  $ 76
Global Franchise Fund..    6/30         0    21,713    15,047    20,896    7,872    25,739      16,966          0     1,472   n/a
Global Value Equity
  Fund.................    6/30         0    14,841     7,032    15,262    7,046    21,878       8,224          0     2,701   n/a
                                   ------  --------   -------  --------  -------  --------     -------    -------   -------  ----
  Company Total........            $4,683  $153,389   $67,209  $150,628  $74,809  $213,837     $77,731    $20,449   $21,622  $ 76
                                   ------  --------   -------  --------  -------  --------     -------    -------   -------  ----

                          FORMER
                          INDE-
                         PENDENT    CURRENT
                          DIREC-  INTERESTED
                           TORS    DIRECTOR
                         -------  ----------
          FUND NAME       SISTO     WHALEN
          ---------       -----     ------
American Value Fund....  $ 1,468   $ 19,367
Emerging Markets Fund..    2,866     30,498
Equity Growth Fund.....    2,129     64,350
Global Equity
  Allocation Fund......    5,017     20,502
Global Franchise Fund..      629     22,609
Global Value Equity
  Fund.................    1,491     17,580
                         -------   --------
  Company Total........  $13,600   $174,906
                         -------   --------



                                     TABLE D

      YEAR OF DIRECTOR ELECTION OR APPOINTMENT TO EACH FUND OF THE COMPANY

                                                                                                                  INTERESTED
                                                                INDEPENDENT DIRECTORS                              DIRECTOR
                                     ---------------------------------------------------------------------------  ----------
          FUND NAME                  ARCH  CHOATE  DAMMEYER  HEAGY  KENNEDY  KERR  NELSON  SONNENSCHEIN  WOOLSEY    WHALEN
          ---------                  ----  ------  --------  -----  -------  ----  ------  ------------  -------    ------
American Value Fund................  2003   1999     2003     1997    1997   2003   1997       2003        1999      1997
Emerging Markets Fund..............  2003   1999     2003     1997    1997   2003   1997       2003        1999      1997
Equity Growth Fund.................  2003   1999     2003     1997    1997   2003   1997       2003        1999      1997
Global Equity Allocation Fund......  2003   1999     2003     1997    1997   2003   1997       2003        1999      1997
Global Franchise Fund..............  2003   1999     2003     1998    1998   2003   1998       2003        1999      1998
Global Value Equity Fund...........  2003   1999     2003     1997    1997   2003   1997       2003        1999      1997


                                     TABLE E

       YEAR OF OFFICER ELECTION OR APPOINTMENT TO EACH FUND OF THE COMPANY

                                                                        OFFICERS
                                               ----------------------------------------------------------
          FUND NAME                            CHANG    DOBERMAN    MILLER    SCHULDT    SHEA    SULLIVAN
          ---------                            -----    --------    ------    -------    ----    --------
American Value Fund........................     2003      2004       2008       2007     2006      1997
Emerging Markets Fund......................     2003      2004       2008       2007     2006      1997
Equity Growth Fund.........................     2003      2004       2008       2007     2006      1997
Global Equity Allocation Fund..............     2003      2004       2008       2007     2006      1997
Global Franchise Fund......................     2003      2004       2008       2007     2006      1998
Global Value Equity Fund...................     2003      2004       2008       2007     2006      1997


BOARD COMMITTEES

     The Board of Directors has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Directors", which is defined for purposes herein as directors who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of each Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Directors as defined above, each of these directors also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Directors concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund's financial statements, accounting records or internal controls. The Board of Directors has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Directors of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Directors as defined above, each of these directors also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Directors of each Fund select and nominate any other nominee Independent Directors for each Fund. While the Independent Directors of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Directors as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below.

     During each Fund's last fiscal year, the Board of Directors held 13 meetings. During each Fund's last fiscal year, the audit committee of the Board held 4 meetings the brokerage and services committee of the Board held 4 meetings, and the governance committee of the Board held 4 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Directors. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either each Fund's office or directly to such Board member(s) at the address specified for such Director above. Other shareholder communications received by each Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Company beneficially owned equity securities of each Fund and of all of the funds in the Fund Complex overseen by the director in the dollar range amounts specified below.

                2007 DIRECTOR BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT DIRECTORS


                                                                             DIRECTORS
DOLLAR RANGE OF EQUITY            -----------------------------------------------------------------------------------------------
SECURITIES IN THE FUNDS             ARCH     CHOATE   DAMMEYER     HEAGY      KENNEDY     KERR     NELSON  SONNENSCHEIN   WOOLSEY
-----------------------             ----     ------   --------     -----      -------     ----     ------  ------------   -------
                                                                             $50,001-
American Value Fund.............    none      none      none       none      $100,000     none      none       none        none
                                                                             $50,001-
Emerging Markets Fund...........    none      none      none       none      $100,000     none      none       none        none
                                                                             $10,001-
Equity Growth Fund..............    none      none      none       none       $50,000     none      none       none        none
                                                                                                                         $10,001-
Global Equity Allocation Fund...    none      none      none    $1-$10,000  $1-$10,000    none      none       none       $50,000
Global Franchise Fund...........    none      none      none       none     $1-$10,000    none      none       none        none
                                                                             $10,001-
Global Value Equity Fund........    none      none      none       none       $50,000     none      none       none        none
  Aggregate dollar range of
     equity securities in all
     registered investment
     companies overseen by
     director in the Fund           over    $10,001-     over    $50,001-     over      $10,001-    $1-      $10,001-      over
     Complex....................  $100,000   $50,000  $100,000   $100,000    $100,000    $50,000  $10,000     $50,000    $100,000



INTERESTED DIRECTOR

                                                                        DIRECTOR
                                                                        --------
DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                           WHALEN
----------------------------------------------                           ------
American Value Fund...................................................    none
                                                                        $50,001-
Emerging Markets Fund.................................................  $100,000
Equity Growth Fund....................................................    none
Global Equity Allocation Fund.........................................    none
                                                                        $10,001-
Global Franchise Fund.................................................   $50,000
Global Value Equity Fund..............................................    none
  Aggregate dollar range of equity securities in all registered           over
     investment companies overseen by director in the  Fund Complex...  $100,000


     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2007, the most recently completed calendar year prior to the date of this Statement of Additional Information, each director of the Company had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the directors, the dollar range amounts specified below.

          2007 DIRECTOR BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT DIRECTORS


DOLLAR RANGE OF EQUITY                                                   DIRECTORS
SECURITIES AND DEFERRED         ------------------------------------------------------------------------------------------
COMPENSATION IN THE FUNDS          ARCH       CHOATE   DAMMEYER     HEAGY       KENNEDY     KERR     NELSON   SONNENSCHEIN
-------------------------          ----       ------   --------     -----       -------     ----     ------   ------------
                                                                               $50,001-
American Value Fund...........     none        none      none       none       $100,000     none      none        none

                                                                               $50,001-
Emerging Markets Fund.........     none        none      none       none       $100,000     none      none        none
                                                                                                      over
                                   over                                        $10,001-
Equity Growth Fund............   $100,000      none      none       none        $50,000     none    $100,000      none
Global Equity Allocation
  Fund........................     none        none      none    $1-$10,000   $1-$10,000    none      none        none

                                  $50,001-     over      over                    over-                            over
Global Franchise Fund.........   $100,000    $100,000  $100,000     none       $100,000     none      none      $100,000
                                                                               $10,001-
Global Value Equity Fund......     none        none      none       none        $50,000     none      none        none
  Aggregate dollar range of
     equity securities and
     deferred compensation in
     all registered investment
     companies overseen by
     director in the Fund          over        over      over        over       over        over      over        over
     Complex..................   $100,000    $100,000  $100,000   $100,000     $100,000   $100,000  $100,000    $100,000
                                 DIREC-
DOLLAR RANGE OF EQUITY            TORS
SECURITIES AND DEFERRED         --------
COMPENSATION IN THE FUNDS        WOOLSEY
-------------------------        -------
American Value Fund...........    none

Emerging Markets Fund.........    none
                                $10,001-
Equity Growth Fund............   $50,000
Global Equity Allocation
  Fund........................    none

Global Franchise Fund.........    none
Global Value Equity Fund......    none
  Aggregate dollar range of
     equity securities and
     deferred compensation in
     all registered investment
     companies overseen by
     director in the Fund         over
     Complex..................  $100,000



INTERESTED DIRECTOR

                                                                        DIRECTOR
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN THE      --------
FUNDS                                                                    WHALEN
------------------------------------------------------------------       ------
American Value Fund...................................................    none
                                                                        $50,001-
Emerging Markets Fund.................................................  $100,000
Equity Growth Fund....................................................    none
Global Equity Allocation Fund.........................................    none
                                                                        $10,001-
Global Franchise Fund.................................................   $50,000
Global Value Equity Fund..............................................    none
  Aggregate dollar range of equity securities in all registered           over
     investment companies overseen by director in the Fund Complex....  $100,000


     As of October 1, 2008, the directors and officers of the Company as a group owned less than 1% of the shares of each of the Funds.

CODE OF ETHICS

     Each Fund, the Adviser, the Sub-Advisers, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENTS

     Each Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Fund's investment objective(s). The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to each Fund, renders periodic reports to the Board of Directors and permits its officers and employees to serve without compensation as directors of the Company or officers of each Fund if elected to such positions. The Funds, however, bear the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of directors of the Company (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to a Fund for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of a Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which such Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay such Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

     During the fiscal years ended June 30, 2008, 2007 and 2006, the Adviser received the approximate advisory fees (net of fee waivers) from the Funds as set forth in the table below.

                                             FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
           FUND NAME                           JUNE 30, 2008        JUNE 30, 2007        JUNE 30, 2006
           ---------                         -----------------    -----------------    -----------------
American Value Fund.......................      $ 5,977,600          $ 4,801,100          $ 3,512,900
Emerging Markets Debt Fund(1).............               --                   --                   --
Emerging Markets Fund.....................        9,934,000            7,512,500            5,085,900
Equity Growth Fund........................        1,516,500            1,441,000            1,592,000
Global Equity Allocation Fund.............        3,510,700            3,204,300            2,624,800
Global Franchise Fund.....................       16,470,400           17,669,700           15,980,700
Global Value Equity Fund..................        2,649,000            2,831,500            2,550,900
Growth and Income Fund II(1)..............               --                   --                   --
Japanese Equity Fund(1)...................               --                   --                   --


--------

(1) Not operational as of June 30, 2008.

     During the fiscal years ended June 30, 2008, 2007 and 2006, the Adviser waived the approximate advisory fees from the Funds as set forth in the table below.

                                             FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
           FUND NAME                           JUNE 30, 2008        JUNE 30, 2007        JUNE 30, 2006
           ---------                         -----------------    -----------------    -----------------
American Value Fund.......................              --                   --                   --
Emerging Markets Debt Fund(1).............              --                   --                   --
Emerging Markets Fund.....................              --                   --                   --
Equity Growth Fund........................              --                   --                   --
Global Equity Allocation Fund.............        $138,300             $208,600             $785,500
Global Franchise Fund.....................              --                   --                   --
Global Value Equity Fund..................              --                   --                   --
Growth and Income Fund II(1)..............              --                   --                   --
Japanese Equity Fund(1)...................              --                   --                   --


--------

(1) Not operational as of June 30, 2008.

     MSIM Limited is the investment sub-adviser to Global Franchise Fund and Global Value Equity Fund. MSIM Company is the investment sub-adviser to Emerging Markets Fund. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. Each Sub-Adviser is entitled to receive sub-advisory fees paid by the Adviser in an amount to be determined from time to time by the Adviser and each Sub-Adviser, but in no event in excess of the amount that the Adviser actually receives from each Fund pursuant to its Advisory Agreement.

LITIGATION INVOLVING THE ADVISER

     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. In October 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff's motion to remand the case back to Illinois state court. The Illinois state court denied defendants' motion to dismiss the complaint in May 2008. Defendants are seeking an interlocutory appeal of that ruling. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

                                 FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

  AMERICAN VALUE FUND

     As of June 30, 2008, Thomas R. Copper managed four registered investment companies with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2008, John Mazanec managed four registered investment companies with a total of approximately $1.5 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2008, James A. Gilligan managed 19 registered investment companies with a total of approximately $32.0 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $616.5 million in assets.

     As of June 30, 2008, Thomas B. Bastian managed 19 registered investment companies with a total of approximately $32.0 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $616.5 million in assets.

     As of June 30, 2008, Mary Jayne Maly managed three registered investment companies with a total of approximately $415.3 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2008, James O. Roeder managed 19 registered investment companies with a total of approximately $32.0 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts with a total of approximately $616.5 million in assets.

     As of June 30, 2008, Mark J. Laskin managed six registered investment companies with a total of approximately $2.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2008, Sergio Marcheli managed 19 registered investment companies with a total of approximately $32.0 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $509.8 million in assets.

  EMERGING MARKETS FUND

     As of June 30, 2008, Ruchir Sharma managed 13 registered investment companies with a total of approximately $10.2 billion in assets; nine pooled investment vehicles other than registered investment companies with a total of approximately $7.1 billion in assets; and 19 other accounts with a total of approximately $9.0 billion in assets. Of these other accounts, four accounts with a total of approximately $2.1 billion in assets had performance based fees.

     As of June 30, 2008, James Cheng managed nine registered investment companies with a total of approximately $6.6 billion in assets; no pooled investment vehicles other than registered investment companies; and five other accounts with a total of approximately $7.3 billion in assets. Of these other accounts, one account with a total of approximately $507.1 million in assets had performance based fees.

     As of June 30, 2008, Paul Psaila managed five registered investment companies with a total of approximately $4.1 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $930.8 million in assets; and 12 other accounts with a total of approximately $1.1 billion in assets.

     As of June 30, 2008, Eric Carlson managed four registered investment companies with a total of approximately $3.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2008, William Scott Piper managed three registered investment companies with a total of approximately $1.2 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with a total of approximately $1.7 billion in assets. Of these other accounts, two accounts with a total of approximately $1.2 billion in assets, had performance-based fees.

     As of June 30, 2008, Ana Cristina Piedrahita managed four registered investment companies with a total of approximately $4.1 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with a total of approximately $1.7 billion in assets. Of these other accounts, two accounts with a total of approximately $1.2 billion in assets, had performance-based fees.

  EQUITY GROWTH FUND

     As of June 30, 2008, Kristian Heugh managed two registered investment company with a total of approximately $399.0 million in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $8.8 million in assets.

     As of June 30, 2008, Alexander Umansky managed two registered investment companies; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $110.8 million in assets.

  GLOBAL EQUITY ALLOCATION FUND

     As of June 30, 2008, Ann Thivierge managed five registered investment companies with a total of approximately $2.3 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $536.5 million in assets; and 71 other accounts (which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $6.4 billion in assets. Of these other accounts, two accounts with a total of approximately $242.0 million in assets, had performance-based fees.

  GLOBAL FRANCHISE FUND

     As of June 30, 2008, Hassan Elmasry managed eight registered investment companies with a total of approximately $3.1 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $3.2 billion in assets; and 25 other accounts (which include separate accounts managed under certain "wrap fee programs"), with a total of approximately $4.6 billion in assets.

     As of June 30, 2008, Paras Dodhia managed eight registered investment companies with a total of approximately $3.1 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $3.0 billion in assets; and 25 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $6.4 billion in assets.

     As of June 30, 2008, Michael Allison managed eight registered investment companies with a total of approximately $3.1 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $3.0 billion in assets; and 25 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $6.4 billion in assets.

     As of June 30, 2008, Jayson Vowles managed eight registered investment companies with a total of approximately $3.1 billion in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $3.0 billion in assets; and 25 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $6.4 billion in assets.

  GLOBAL VALUE EQUITY FUND

     As of June 30, 2008, Colin McQueen managed seven registered investment companies with a total of approximately $1.7 billion in assets; 11 pooled investment vehicles other than registered investment companies with a total of approximately $708.9 million in assets; and 379 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $1.1 billion in assets.

     As of June 30, 2008, Douglas M. McGraw managed seven registered investment companies with a total of approximately $1.7 billion in assets; 11 pooled investment vehicles other than registered investment companies with a total of approximately $708.9 million in assets; and 376 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $413.7 million in assets.

     As of June 30, 2008, Stephen Walker managed two registered investment companies with a total of approximately $351.1 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of June 30, 2008, Alexander Vislykh managed four registered investment companies with a total of approximately $1.2 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over a Fund. Except as described above, the portfolio managers of each Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index

       (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Funds, each Fund's investment performance is measured against the indices listed in each Fund's Prospectus and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment teams of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

  AMERICAN VALUE FUND

     As of June 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Thomas R. Copper -- $500,001-$1 million(1)

     John Mazanec -- None

     James A. Gilligan -- $500,001 -- $1 million(1)

     Thomas B. Bastian -- $10,001 -- $50,000(1)

     Mary Jayne Maly -- None

     James O. Roeder -- $500,001-$1 million(1)

     Mark J. Laskin -- None(1)

     Sergio Marcheli -- $10,001 -- $50,000(1)

  EMERGING MARKETS FUND

     As of June 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Ruchir Sharma -- None(1)

     James Cheng -- None(1)

     Paul Psaila -- None(1)

     Eric Carlson -- None(1)

     William Scott Piper -- None(1)

     Ana Cristina Piedrahita -- $500,001-$1 million(1)

  EQUITY GROWTH FUND

     As of June 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Kristian Heugh -- $100,001-$500,000(1)

     Alexander Umansky -- $10,001-$50,000(1)

  GLOBAL EQUITY ALLOCATION FUND

     As of June 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Ann Thivierge -- None

  GLOBAL FRANCHISE FUND

     As of June 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Hassan Elmasry -- $500,001-$1 million(1)

     Paras Dodhia -- None(1)

     Michael Allison -- None(1)

     Jayson Vowles -- None(1)

  GLOBAL VALUE EQUITY FUND

     As of June 30, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Colin McQueen -- None(1)

     Douglas M. McGraw -- None(1)

     Stephen Walker -- None

     Alexander Vislykh -- None(1)

--------
(1) Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to each Fund supplementary to those provided by the custodian. Such services are expected to enable each Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Funds and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one-half of such costs are allocated among funds based on the type of fund and the relative net assets of the Fund.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     Each Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Fund and other Van Kampen funds. The Funds' Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Funds and other Van Kampen funds. The Funds reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Funds share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS

     Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Fund the following approximate amounts:

                                              FISCAL YEAR ENDED   FISCAL YEAR ENDED    FISCAL YEAR ENDED
          FUND NAME                             JUNE 30, 2008       JUNE 30, 2007        JUNE 30, 2006
          ---------                           -----------------   -----------------    -----------------
American Value Fund                                $ 96,600            $ 87,400             $ 90,400
Emerging Markets Debt Fund(1)                            --                  --                   --
Emerging Markets Fund                                92,300              81,800               83,000
Equity Growth Fund                                   73,400              76,500               77,700
Global Equity Allocation Fund                        59,100              54,700               82,000
Global Franchise Fund                               176,800             183,600              203,800
Global Value Equity Fund                             64,000              63,400               84,800
Growth and Income Fund II(1)                             --                  --                   --
Japanese Equity Fund(1)                                  --                  --                   --



--------

(1) Not operational as of June 30, 2008.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Funds' shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Funds through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of a Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by a Fund's Board of Directors or (ii) by a vote of a majority of such Fund's outstanding voting securities and (b) by a vote of a majority of directors who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

The approximate total underwriting commissions on the sale of shares of the Funds for the last three fiscal years are shown in the chart below.

                                      FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                        JUNE 30, 2008              JUNE 30, 2007              JUNE 30, 2006
                                  -------------------------  -------------------------  -------------------------
                                      TOTAL       AMOUNTS        TOTAL       AMOUNTS        TOTAL       AMOUNTS
                                  UNDERWRITING  RETAINED BY  UNDERWRITING  RETAINED BY  UNDERWRITING  RETAINED BY
          FUND NAME                COMMISSIONS  DISTRIBUTOR   COMMISSIONS  DISTRIBUTOR   COMMISSIONS  DISTRIBUTOR
          ---------               ------------  -----------  ------------  -----------  ------------  -----------

American Value Fund                $3,692,821     $623,800    $4,834,244     $805,500    $3,315,743     $551,100
Emerging Markets Debt Fund(1)              --           --            --           --            --           --
Emerging Markets Fund               1,589,500      242,200     1,180,500      183,600     1,453,400      224,800
Equity Growth Fund                    408,900       63,500       284,100       43,300       764,400      125,100
Global Equity Allocation Fund         387,100       60,600       485,500       75,700       524,800       85,300
Global Franchise Fund                 905,900      138,600     1,737,900      258,800     1,982,400      301,500
Global Value Equity Fund              479,800       81,400       806,000      132,800     1,673,600      284,500
Growth and Income Fund II(1)               --           --            --           --            --           --
Japanese Equity Fund(1)                    --           --            --           --            --           --



--------

(1) Not operational as of June 30, 2008.

     With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLES

     With respect to Emerging Markets Debt Fund:

                                                     Total Sales Charge
                                                  -----------------------       Reallowed
                                                   As % of    As % of Net      to Dealers
                                                  Offering       Amount         As a % of
           SIZE OF INVESTMENT                       Price       Invested     Offering Price
           ------------------                     --------    -----------    --------------
Less than $100,000.............................     4.75%         4.99%           4.25%
$100,000 but less than $250,000................     3.75%         3.90%           3.25%
$250,000 but less than $500,000................     2.75%         2.83%           2.25%
$500,000 but less than $1,000,000..............     2.00%         2.04%           1.75%
$1,000,000 or more.............................        *             *               *


     With respect to all of the remaining Funds:

                                                     Total Sales Charge
                                                  -----------------------       Reallowed
                                                   As % of    As % of net      to Dealers
                                                  Offering       Amount         as a % of
         SIZE OF INVESTMENT                         Price       Invested     Offering Price
         ------------------                       --------    -----------    --------------
Less than $50,000..............................     5.75%         6.10%           5.00%
$50,000 but less than $100,000.................     4.75%         4.99%           4.00%
$100,000 but less than $250,000................     3.75%         3.90%           3.00%
$250,000 but less than $500,000................     2.75%         2.83%           2.25%
$500,000 but less than $1,000,000..............     2.00%         2.04%           1.75%
$1,000,000 or more.............................        *             *               *


--------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee may be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Funds' assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. With respect to American Value Fund, no commission will be paid on such investments by retirement plans of the type described in the American Value Fund Class A Shares, Class B Shares and Class C Shares Prospectus in the section entitled "Purchase of Shares -- Other Purchase Programs -- Net asset value purchase options" option
  (7). Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Funds during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of a Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of such Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of a Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of a Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund's Class R Shares.

     Each of the Funds has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and, with respect to American Value Fund, Class R Shares, pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds has also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and, with respect to American Value Fund, Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that a Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of a Fund's shares, sub-agreements between the Distributor and members of FINRA who are acting as securities dealers and FINRA members or eligible non-members who are acting as brokers or agents and similar agreements between a Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of a Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The

Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Funds.

     The Distributor must submit quarterly reports to the Company's Board of Directors setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Board of Directors. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Board of Directors, and also by a vote of the disinterested directors, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Board of Directors and also by the disinterested directors. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested directors or by a vote of a majority of the outstanding voting shares of such class.

     The Plans obligate the Funds to accrue and pay to the Distributor the compensation fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan.

     For Class A Shares and, with respect to American Value Fund, Class R Shares, in any given year in which the Plans are in effect, the Plans generally provide for each Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, a Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, a Fund only pays the plan fees for such year. For Class A Shares and, with respect to American Value Fund, Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and, with respect to American Value Fund, Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by each Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for a Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     Because each Fund is a series of the Company, amounts paid to the Distributor as reimbursement for expenses of one series of the Company may indirectly benefit the other series of the Company. The Distributor will endeavor to allocate such expenses among such Funds which are series in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     As of June 30, 2008, the unreimbursed distribution-related expenses with respect to Class B Shares and Class C shares, and the percentage of each Fund's net assets attributable to Class B Shares and Class C Shares are represented below.

                                                     B SHARES                         C SHARES
                                          -----------------------------    -----------------------------
                                                           APPROXIMATE                      APPROXIMATE
                                           APPROXIMATE    PERCENTAGE OF     APPROXIMATE    PERCENTAGE OF
                                          UNREIMBURSED      FUND'S NET     UNREIMBURSED      FUND'S NET
          FUND NAME                       DISTRIBUTION        ASSETS       DISTRIBUTION        ASSETS
          ---------                       ------------    -------------    ------------    -------------
American Value Fund....................    $        0          0.00%        $    6,600          0.01%
Emerging Markets Debt Fund(1)..........            --            --                 --            --
Emerging Markets Fund..................     4,176,300          5.14%         2,966,300          3.49%
Equity Growth Fund.....................             0          0.00%            42,300          0.10%
Global Equity Allocation Fund..........             0          0.00%           420,600          1.17%
Global Franchise Fund..................             0          0.00%                 0          0.00%
Global Value Equity Fund...............     1,680,900          5.98%               100          0.00%*
Growth and Income Fund II(1)...........            --            --                 --            --
Japanese Equity Fund(1)................            --            --                 --            --


--------

(1) Not operational as of June 30, 2008.

*   Amount is less than 0.01%.

     If the Plans are terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     For the fiscal year ended June 30, 2008, the Distributor received aggregate fees under the Plans as follows:

                                                                                      AMOUNTS PAID
                                                                               FOR THE FOLLOWING REASONS:
                                                                         --------------------------------------
                                                                           COMMISSIONS &        FEES PAID TO
                                                                            TRANSACTION       THE DISTRIBUTOR
                                                                           FEES PAID TO       AND/OR FINANCIAL
                                                         PERCENTAGE OF    THE DISTRIBUTOR      INTERMEDIARIES
                                    FISCAL YEAR ENDED    AVERAGE DAILY   AND/OR FINANCIAL    FOR SERVICING AND
                FUND NAME             JUNE 30, 2008        NET ASSETS     INTERMEDIARIES    ADMINISTERING PLANS
                ---------           -----------------    -------------   ----------------   -------------------
American Value Fund -- Class A....      $1,723,676           0.25%          $        0           $1,723,676
American Value Fund -- Class B....         429,867           0.60%             249,661              180,207
American Value Fund -- Class C....         646,148           1.00%             484,611              161,537
American Value Fund -- Class R....           4,236           0.50%               2,118                2,118
Emerging Markets Debt
  Fund -- Class A(1)..............              --             --                   --                   --
Emerging Markets Debt
  Fund -- Class B(1)..............              --             --                   --                   --
Emerging Markets Debt
  Fund -- Class C(1)..............              --             --                   --                   --
Emerging Markets Fund -- Class A..       1,267,929           0.25%                   0            1,267,929
Emerging Markets Fund -- Class B..         984,175           1.00%             738,131              246,044
Emerging Markets Fund -- Class C..         929,864           1.00%             697,398              232,466
Equity Growth Fund -- Class A.....         502,473           0.25%                   0              502,473
Equity Growth Fund -- Class B.....         168,016           0.25%                   0              168,016
Equity Growth Fund -- Class C.....         304,660           1.00%             228,495               76,165
Global Equity Allocation
  Fund -- Class A.................         654,025           0.25%                   0              654,025
Global Equity Allocation
  Fund -- Class B.................         273,448           0.43%             115,806              157,642
Global Equity Allocation
  Fund -- Class C.................         402,383           1.00%             301,787              100,596

                                                                                      AMOUNTS PAID
                                                                               FOR THE FOLLOWING REASONS:
                                                                         --------------------------------------
                                                                           COMMISSIONS &        FEES PAID TO
                                                                            TRANSACTION       THE DISTRIBUTOR
                                                                           FEES PAID TO       AND/OR FINANCIAL
                                                         PERCENTAGE OF    THE DISTRIBUTOR      INTERMEDIARIES
                                    FISCAL YEAR ENDED    AVERAGE DAILY   AND/OR FINANCIAL    FOR SERVICING AND
                FUND NAME             JUNE 30, 2008        NET ASSETS     INTERMEDIARIES    ADMINISTERING PLANS
                ---------           -----------------    -------------   ----------------   -------------------
Global Franchise Fund -- Class A..      $3,533,447           0.25%          $        0           $3,533,447
Global Franchise Fund -- Class B..       1,876,576           0.40%             717,780            1,158,796
Global Franchise Fund -- Class C..       3,244,192           0.97%           2,409,888              834,304
Global Value Equity Fund -- Class
  A...............................         807,480           0.25%                   0              807,480
Global Value Equity Fund -- Class
  B...............................         410,875           1.00%             308,156              102,719
Global Value Equity Fund -- Class
  C...............................         291,742           0.99%             217,795               73,947
Growth and Income Fund II -- Class
  A(1)............................              --             --                   --                   --
Growth and Income Fund II -- Class
  B(1)............................              --             --                   --                   --
Growth and Income Fund II -- Class
  C(1)............................              --             --                   --                   --
Japanese Equity Fund -- Class
  A(1)............................              --             --                   --                   --
Japanese Equity Fund -- Class
  B(1)............................              --             --                   --                   --
Japanese Equity Fund -- Class
  C(1)............................              --             --                   --                   --



--------

(1) Not operational as of June 30, 2008.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of a Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and/or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other Intermediaries for, among others things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing training and educating of the Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

     With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

     (1) On Class A Shares, Class B Shares and Class C Shares held directly in Morgan Stanley & Co.'s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record (and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider):

         - an amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

          - an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Van Kampen Funds exceed $600 million.

     (2) On Class I Shares held directly in Morgan Stanley & Co.'s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.05% of the total average monthly net asset value of such shares.

     (3) On Class A Shares, Class B Shares, Class C Shares and Class I Shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

     (4) On shares held in an account through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

     With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

     (1) On shares held in Intermediary accounts, other than those held through Intermediary 401(k) platforms:

         - an amount up to 0.25% of the value (at the time of sale) of gross sales of such shares; and/or

          - an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

     (2) On shares held in accounts through certain Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. or other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Morgan Stanley & Co. or any other Intermediary as to its compensation.

                                 TRANSFER AGENT

     The Fund has entered into a transfer agency and service agreement with Investor Services, pursuant to which Investor Services serves as the Fund's transfer agent, shareholder service agent and dividend disbursing agent. As consideration for the services it provides, Investor Services receives transfer agency fees in amounts that are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks. The Fund and Investor Services may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Investor Services.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Directors.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Funds and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). When a particular item (such as proxy services) has both research and non-research related uses, the Adviser will make a reasonable allocation of the cost of the item between the research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by its affiliates that are registered investment advisers; not all of such services may be used by the Adviser in connection with the Funds. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Funds, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Funds and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers (and futures commission merchants), through which the Funds may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Funds or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Funds must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below, the Funds paid no commissions to affiliated brokers during the last three fiscal years. The Funds paid the following commissions to brokers during the fiscal years shown:

                                                    EMERGING                                           GLOBAL
                                      AMERICAN       MARKETS      EMERGING          EQUITY             EQUITY            GLOBAL
FISCAL YEAR ENDED                       VALUE         DEBT         MARKETS          GROWTH           ALLOCATION         FRANCHISE
  JUNE 30, 2008                         FUND         FUND(1)        FUND             FUND               FUND              FUND
-----------------                     --------      --------      --------          ------           ----------         ---------
Total brokerage commissions.......  $  1,116,657       --       $  3,483,540    $      254,866    $       172,675    $    1,438,864
Commissions with Morgan Stanley &
  Co. Incorporated................        61,337       --                  0            19,229                  0             4,590
Commissions with Morgan Stanley
  DW, Inc.........................             0       --              1,061                 0                  0                 0
Percentage of commissions with
  affiliate to total commissions..         5.49%       --              0.03%             7.54%                 0%             0.32%
Percentage of total value of
  brokerage transactions with
  Morgan Stanley & Co.
  Incorporated....................         0.28%       --              0.00%             0.74%                 0%             0.09%
Percentage of total value of
  brokerage transactions with
  Morgan Stanley DW, Inc..........         0.00%       --              0.01%             0.00%              0.00%             0.00%
Commission for research services..     1,031,243       --          1,809,163         2,705,033         28,844,747         1,393,403
Value of research transactions....   926,114,713       --        857,396,735     1,282,748,255     34,532,121,714     2,418,229,380




                                                                          GROWTH AND   JAPANESE
FISCAL YEAR ENDED                                         GLOBAL VALUE      INCOME      EQUITY
  JUNE 30, 2008                                            EQUITY FUND    FUND II(1)    FUND(1)
-----------------                                         ------------    ----------   --------
Total brokerage commissions............................  $      262,306       --          --
Commissions with Morgan Stanley & Co. Incorporated.....           5,870       --          --
Percentage of commissions with affiliate to total
  commissions..........................................           2.24%       --          --
Percentage of total value of brokerage transactions
  with Morgan Stanley & Co. Incorporated...............           1.12%       --          --
Commission for research services.......................       2,324,926       --          --
Value of research transactions.........................   2,711,190,528       --          --


--------

(1) Not operational as of June 30, 2008.

                                         AMERICAN      EMERGING      EMERGING       EQUITY     GLOBAL EQUITY     GLOBAL
FISCAL YEAR ENDED                          VALUE        MARKETS       MARKETS       GROWTH       ALLOCATION     FRANCHISE
  JUNE 30, 2007                            FUND      DEBT FUND(2)      FUND          FUND           FUND          FUND
-----------------                        --------    ------------    --------       ------     -------------    ---------
Total brokerage commissions..........  $  1,040,351       --       $  2,197,361  $    221,837   $     92,733  $    911,758
Commissions with Morgan Stanley & Co.
  Incorporated.......................        22,844       --                  0        34,718              0             0
Commissions with Morgan Stanley DW,
  Inc. ..............................             0       --              5,715             0              0             0
Percentage of commissions with
  affiliate to total commissions.....         2.20%       --              0.26%        15.65%          0.00%         0.00%
Percentage of total value of
  brokerage transactions with Morgan
  Stanley & Co. Incorporated.........         0.12%       --              0.00%        10.93%          0.00%         0.00%
Percentage of total value of
  brokerage transactions with Morgan
  Stanley DW, Inc. ..................         0.00%       --              0.05%         0.00%          0.00%         0.00%
Commissions for research services....       772,073       --          2,143,348       167,796         90,112       869,875
Value of research transactions.......   476,949,751       --        999,670,528   107,038,417    149,429,785   713,340,959

                                                                         GROWTH AND   JAPANESE
FISCAL YEAR ENDED                                         GLOBAL VALUE     INCOME      EQUITY
  JUNE 30, 2007                                            EQUITY FUND   FUND II(2)    FUND(2)
-----------------                                         ------------   ----------   --------
Total brokerage commissions.............................  $    244,797       --          --
Commissions with Morgan Stanley & Co. Incorporated......             0       --          --
Percentage of commissions with affiliate to total
  commissions...........................................            0%       --          --
Percentage of total value of brokerage transactions with
  Morgan Stanley & Co. Incorporated.....................            0%       --          --
Commission for research services........................       224,949       --          --
Value of research transactions..........................   164,710,386       --          --


--------

(2) Not operational as of June 30, 2007.

                                                           EMERGING                                       GLOBAL
                                             AMERICAN       MARKETS      EMERGING         EQUITY          EQUITY          GLOBAL
FISCAL YEAR ENDED                              VALUE         DEBT         MARKETS         GROWTH        ALLOCATION       FRANCHISE
  JUNE 30, 2006                                FUND         FUND(3)        FUND            FUND            FUND            FUND
-----------------                          ------------    --------    ------------    ------------    ------------    ------------
Total brokerage commissions..............  $    653,774       --       $  1,262,002    $    388,034    $    160,317    $  1,002,462
Commissions with Morgan Stanley & Co.
  Incorporated...........................        58,456       --                  0           4,464              --              --
Commissions with Morgan Stanley DW,
  Inc. ..................................             0       --              6,807               0               0               0
Percentage of commissions with affiliate
  to total commissions...................         8.94%       --              0.54%           1.15%           0.00%           0.00%
Percentage of total value of brokerage
  transactions with
  Morgan Stanley & Co. Incorporated......         0.33%       --              0.00%           1.37%           0.00%           0.00%
Percentage of total value of brokerage
  transactions with Morgan Stanley DW,
  Inc. ..................................         0.00%       --              0.10%           0.00%           0.00%           0.00%
Commission for research services.........       496,085       --            873,870         344,325         143,804         999,166
Value of research transactions...........   408,723,615       --        402,770,004     422,891,635     223,619,808     422,891,635



                                                                           GROWTH AND    JAPANESE
FISCAL YEAR ENDED                                          GLOBAL VALUE      INCOME       EQUITY
  JUNE 30, 2006                                             EQUITY FUND    FUND II(3)     FUND(3)
-----------------                                          ------------    ----------    --------
Total brokerage commissions.............................   $    257,613        --           --
Commissions with Morgan Stanley & Co. Incorporated......          2,065        --           --
Percentage of commissions with affiliate to total
  commissions...........................................          0.80%        --           --
Percentage of total value of brokerage transactions with
  Morgan Stanley & Co. Incorporated.....................          0.06%        --           --
Commission for research services........................        239,627        --           --
Value of research transactions..........................    198,679,187        --           --


--------

(3) Not operational as of June 30, 2006.

                              SHAREHOLDER SERVICES

     The Funds offer a number of shareholder services designed to facilitate investment in their respective shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in each Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder of each Fund has an investment account under which the investor's shares of the Fund are held by Investor Services, the Funds' transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Funds will not issue share certificates. However, upon written or telephone request to a Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of that Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 219286, Kansas City, Missouri 64121-9286, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of a Fund invested into shares of the same class of any of the Participating Funds (as defined in each Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.

     Under the plan, sufficient shares of the applicable Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. Each Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of such Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of a Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of a Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares or Class R Shares of the Funds. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for such Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

     In addition, if the Company's Board of Directors determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     A Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     A Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2)or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Funds do not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in a Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in a Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in a Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from a Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. Each Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     A Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectuses.

INVOLUNTARY REDEMPTIONS OF SHARES

     Each Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Funds' Class A Shares, Class B Shares and Class C Shares Prospectuses. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. Each Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     A Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in such Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUNDS

     The following discussion and the taxation discussion in the Prospectuses are summaries of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussions reflect applicable U.S. federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. These discussions assume that the Funds' shareholders hold their shares as capital assets for federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. income tax considerations, or any state, local or foreign tax considerations affecting the Funds and their shareholders, and the discussions set forth herein and in the Prospectuses do not constitute tax advice. Shareholders are urged to consult their own tax advisers regarding the U.S. federal, state, local and foreign income and other tax consequences of an investment in a Fund and any proposed tax law changes.

     Each of the Funds is treated as a separate corporation for federal income tax purposes. The Funds intend to qualify as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, each Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to U.S. federal income tax in the hands of, a Fund will be treated as having been distributed.

     If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, that Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     The Funds' investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that each Fund must meet to be treated as a regulated investment company. Each Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent its disqualification as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Funds may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Funds to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of a Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. With respect to Funds that intend to invest a portion of their assets in common stocks and other equity securities, a portion of the ordinary income dividends paid by such Funds should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by a Fund will consist of "qualified dividend income." To the extent that distributions from the Funds are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     Certain types of income that a Fund may receive from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause such fund to designate some or all of its distributions as "excess inclusion income." In the hands of such Fund's shareholders, such excess inclusion income (i) may constitute taxable income, as "unrelated business taxable income," for those shareholders that would otherwise be tax-exempt (such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities), (ii) may not be offset against net operating losses for tax purposes, (iii) may not be eligible for reduced U.S. withholding tax rates for Non-U.S. Shareholders (as defined below) even under an otherwise applicable income tax treaty and (iv) may cause such Fund to be subject to tax if certain "disqualified organizations," as defined by the Code (including, but not limited to, certain governments, governmental agencies and charitable remainder trusts), are shareholders of such Fund. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisers about the implications of these rules on their particular tax situations.

     Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Fund may be eligible for the corporate dividends received deduction if such Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations and such Fund meets certain holding period requirements, the Fund will be eligible to file, and may file, an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of such Fund will be required (i) to include their respective pro rata portions of such taxes in their United States income tax returns as gross income and (ii) to treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, either to deduct his pro rata portion of such foreign taxes in computing his taxable income or to credit them against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually whether the foreign taxes paid by such Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the aggregate foreign taxes paid and (ii) the portion of dividends that represent income derived from sources within foreign countries. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income," which includes dividends and interest. Because the application of the foregoing rules depends on the particular circumstances of each shareholder, shareholders are urged to consult their tax advisers.

     Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a capital gain or capital loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in a Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from a Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed IRS Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Funds may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that a Fund may pay each year is limited to the amount of qualified interest income received by such Fund during that year, less the amount of such Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that a Fund may pay each year generally is limited to the excess of such Fund's net short-term capital gains over its net long-term capital losses, without any reduction for such Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If a Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, such Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of such Fund's taxable year. These provisions apply to dividends paid by a Fund with respect to such Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by such Fund with respect to its taxable years beginning after December 31, 2009.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from a Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from a Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide such Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide a Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in a Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of a Fund.

BACKUP WITHHOLDING

     A Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish such Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     Each Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in a Non-U.S. Shareholder's country of residence.

                                FUND PERFORMANCE

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.

TOTAL RETURN

     From time to time the Funds may advertise total return for prior periods. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over one-year, five-year and ten-year periods (or over the life of the Fund, if shorter) that would equate an initial hypothetical investment to its ending redeemable value. The calculation assumes: the maximum sales load is deducted from the initial payment; all dividends and distributions are reinvested when paid at the price stated in the Prospectuses; the deduction of all applicable Company expenses on an annual basis; and the amount was completely redeemed at the end of each one-, five- and ten-year period (or over the life of the Fund) including deduction of the applicable maximum deferred sales load at the time, in the amount and under the terms disclosed in the Prospectuses. The Adviser may waive or reimburse fees and/or expenses from time to time; the Fund's returns calculated without waivers or reimbursements would be lower than returns reflecting any waivers or reimbursements.

     Total return figures are calculated according to the following formula:

     P(1 + T)(n) = ERV

     where:

  P   =   a hypothetical initial payment
  T   =   average annual total return
  n   =   number of years
ERV   =   ending redeemable value of hypothetical payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-,
          5-, or 10-year periods (or fractional portion thereof).

     Calculated using the formula above (except as noted), the average annualized total return, for each of the Funds that commenced operations prior to June 30, 2008 for the one, five and ten year periods ended June 30, 2008 and for the period from the inception of each Fund through June 30, 2008 are as follows below.

     The results shown above are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of such Fund's investment objective and policies as well as the risks incurred in such Fund's investment practices.

                                                    AVERAGE ANNUAL TOTAL RETURN,                        CUMULATIVE
                                                     PERIOD ENDED JUNE 30, 2008                      NON-STANDARDIZED
                                         --------------------------------------------------            TOTAL RETURN
                                                                                INCEPTION      ----------------------------
                            INCEPTION                                            THROUGH           SINCE           SINCE
                               DATE      ONE-YEAR    FIVE-YEAR    TEN-YEAR    JUNE 30, 2008    INCEPTION(3)    INCEPTION(4)
                            ---------    --------    ---------    --------    -------------    ------------    ------------
American Value Fund
  Class A Shares.........    10/18/93     -21.24%      10.61%       5.18%          9.33%          270.84%         293.40%
  Class B Shares(1)(5)...    08/01/95     -20.14%      11.20%       5.25%          9.28%          214.45%         214.45%
  Class C Shares(1)(6)...    10/18/93     -17.77%      11.09%       5.07%          8.98%          253.80%         253.80%
  Class I Shares.........    02/07/06     -16.24%         N/A         N/A          3.93%            9.67%           9.67%
  Class R Shares.........    03/20/07     -16.65%         N/A         N/A         -7.23%           -9.15%          -9.15%
Emerging Markets Debt
  Fund(2)
  Class A Shares.........         N/A          --          --          --             --               --              --
  Class B Shares.........         N/A          --          --          --             --               --              --
  Class C Shares.........         N/A          --          --          --             --               --              --
Emerging Markets Fund
  Class A Shares.........    07/06/94      -4.37%      27.98%      14.06%          7.66%          180.82%         197.91%
  Class B Shares(1)(5)...    08/01/95      -3.13%      28.41%      14.09%          9.10%          207.80%         207.80%
  Class C Shares(1)(6)...    07/06/94      -0.09%      28.52%      13.94%          7.35%          169.66%         169.66%
  Class I Shares.........    04/06/06       1.65%         N/A         N/A         15.41%           37.72%          37.72%
Equity Growth Fund
  Class A Shares.........    05/28/98     -11.90%       7.26%       1.99%          2.26%           25.35%          33.00%
  Class B Shares(5)......    05/28/98     -11.24%       7.72%       2.00%          2.26%           25.33%          25.33%
  Class C Shares.........    05/28/98      -8.23%       7.70%       1.88%          2.14%           23.88%          23.88%
  Class I Shares.........    08/12/05      -6.36%         N/A         N/A          6.87%           21.11%          21.11%
Global Equity Allocation
  Fund
  Class A Shares.........    01/04/93     -12.94%      11.15%       3.88%          8.01%          229.73%         249.84%
  Class B Shares(1)(5)...    08/01/95     -12.41%      12.29%       4.13%          7.21%          145.71%         145.71%
  Class C Shares(1)(6)...    01/04/93      -9.26%      11.62%       3.73%          7.62%          211.92%         211.92%
  Class I Shares(2)......         N/A         N/A         N/A         N/A            N/A              N/A             N/A
Global Franchise Fund
  Class A Shares.........    09/25/98     -18.85%      10.06%         N/A         12.29%          209.94%         228.85%
  Class B Shares(5)......    09/25/98     -17.91%      10.48%         N/A         12.26%          209.13%         209.13%
  Class C Shares.........    09/25/98     -15.29%      10.56%         N/A         12.20%          207.60%         207.60%
  Class I Shares.........    10/13/06     -13.65%         N/A         N/A          0.32%            0.55%           0.55%
Global Value Equity Fund
  Class A Shares.........    10/29/97     -22.92%       8.13%       3.10%          3.95%           51.17%          60.39%
  Class B Shares(5)......    10/29/97     -22.41%       8.40%       3.12%          3.97%           51.45%          51.45%
  Class C Shares.........    10/29/97     -19.53%       8.60%       3.00%          3.80%           48.90%          48.90%
  Class I Shares.........    12/13/06     -18.01%         N/A         N/A         -5.60%           -8.51%          -8.51%

                                                    AVERAGE ANNUAL TOTAL RETURN,                        CUMULATIVE
                                                     PERIOD ENDED JUNE 30, 2008                      NON-STANDARDIZED
                                         --------------------------------------------------            TOTAL RETURN
                                                                                INCEPTION      ----------------------------
                            INCEPTION                                            THROUGH           SINCE           SINCE
                               DATE      ONE-YEAR    FIVE-YEAR    TEN-YEAR    JUNE 30, 2008    INCEPTION(3)    INCEPTION(4)
                            ---------    --------    ---------    --------    -------------    ------------    ------------
Growth and Income Fund
  II(2)
  Class A Shares.........         N/A          --          --          --             --               --              --
  Class B Shares.........         N/A          --          --          --             --               --              --
  Class C Shares.........         N/A          --          --          --             --               --              --
Japanese Equity Fund(2)
  Class A Shares.........         N/A          --          --          --             --               --              --
  Class B Shares.........         N/A          --          --          --             --               --              --
  Class C Shares.........         N/A          --          --          --             --               --              --


--------

N/A Not Applicable.

(1) The Class B Shares listed above were created on May 1, 1995. The original Class B Shares were renamed Class C Shares, as listed above, on May 1, 1995. The Class B Shares commenced operations on August 1, 1995.

(2) Had not commenced operations as of June 30, 2008.

(3) Includes payment of the maximum sales charge for Class A Shares or the contingent deferred sales charge for Class B Shares and Class C Shares.

(4) Excludes payment of the maximum sales charge for Class A Shares or the contingent deferred sales charge for Class B Shares and Class C Shares.

(5) Each Fund's average annual total return and cumulative non-standardized total return for Class B Shares reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

(6) Each Fund's cumulative non-standardized total return for Class C Shares reflects the conversion of such shares into Class A Shares. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased after January 1, 1997 do not convert to Class A Shares.

COMPARISONS

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that the Company will continue this performance as compared to such other averages.

GENERAL PERFORMANCE INFORMATION

     Each Fund's performance will fluctuate. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     From time to time, a Fund's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Fund advertising may include data on historical returns of the capital markets in the United States compiled or published by research firms, including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers and the portfolio managers' goals, strategies and investment techniques.

     The Funds' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Funds may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Funds' shareholder reports (including the investment composition of a Fund), as well as views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. The Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     From time to time each Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Funds' marketing materials may also show each Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes a Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Funds may also be marketed on the internet.

     Each Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

                                OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Company's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning a Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Funds and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Funds. Each Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to a Fund's public web site. On its public web site, each Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings at least 31 calendar days after the end of each calendar quarter.

     - Monthly: Top 10 (or top 15) largest portfolio holdings at least 15 business days after the end of each month.

Each Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when a Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Directors (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, a Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Funds and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Directors. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Funds. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. A Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Funds may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, a Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Funds or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Directors (or a designated committee thereof). The PHRC will report to the Board of Directors of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Funds and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Funds, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Directors on each Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Funds have entered into ongoing arrangements to make available public and/or non-public information about each Fund's portfolio holdings. Each Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

                                      INFORMATION
              NAME                     DISCLOSED          FREQUENCY (1)              LAG TIME
              ----                    -----------         -------------              --------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...................   Full portfolio      Daily basis                      (2)
                                   holdings
Institutional Shareholder
  Services (ISS)(proxy voting
  agent) (*)....................   Full portfolio      Twice a month                    (2)
                                   holdings

                                      INFORMATION
              NAME                     DISCLOSED          FREQUENCY (1)              LAG TIME
              ----                    -----------         -------------              --------

FT Interactive Data Pricing
  Service Provider (*)..........   Full portfolio      As needed                        (2)
                                   holdings
Van Kampen Investor Services
  Inc. (*)......................   Full portfolio      As needed                        (2)
                                   holdings
David Hall (*)..................   Full portfolio      On a semi-annual                 (3)
                                   holdings            and annual fiscal
                                                       basis
Windawi (*).....................   Full portfolio      On a semi-annual                 (3)
                                   holdings            and annual fiscal
                                                       basis
FUND RATING AGENCIES
Lipper (*)......................   Full portfolio      Monthly and           Approximately 1 day
                                   holdings            quarterly basis       after previous month end
                                                                             and approximately  30
                                                                             days after quarter end,
                                                                             respectively
Morningstar (**)................   Full portfolio      Quarterly basis       Approximately 30 days
                                   holdings                                  after quarter end
Standard & Poor's (*)...........   Full portfolio      Monthly               As of previous month end
                                   holdings
CONSULTANTS AND ANALYSTS
Arnerich Massena & Associates,
  Inc. (*)......................   Top Ten and Full    Quarterly basis (6)   Approximately 10-12 days
                                   portfolio                                 after quarter end
                                   holdings
Bloomberg (**)..................   Full portfolio      Quarterly basis       Approximately 30 days
                                   holdings                                  after quarter end
Callan Associates (*)...........   Top Ten and Full    Monthly and           Approximately 10-12 days
                                   portfolio           quarterly basis,      after month/quarter end
                                   holdings            respectively (6)
Cambridge Associates (*)........   Top Ten and Full    Quarterly basis (6)   Approximately 10-12 days
                                   portfolio                                 after quarter end
                                   holdings
CTC Consulting, Inc. (**).......   Top Ten and Full    Quarterly basis       Approximately 15 days
                                   portfolio                                 after quarter end and
                                   holdings                                  approximately 30 days
                                                                             after quarter end,
                                                                             respectively
Credit Suisse First Boston (*)..   Top Ten and Full    Monthly and           Approximately 10-12 days
                                   portfolio           quarterly basis,      after month/quarter end
                                   holdings            respectively (6)
Evaluation Associates (*).......   Top Ten and Full    Monthly and           Approximately 10-12 days
                                   portfolio           quarterly basis,      after month/quarter end
                                   holdings            respectively (6)
Fund Evaluation Group (**)......   Top Ten portfolio   Quarterly basis       At least 15 days after
                                   holdings (4)                              quarter end
Jeffrey Slocum & Associates
  (*)...........................   Full portfolio      Quarterly basis (6)   Approximately 10-12 days
                                   holdings(5)                               after quarter end
Hammond Associates (**).........   Full portfolio      Quarterly basis       At least 30 days after
                                   holdings(5)                               quarter end

                                      INFORMATION
              NAME                     DISCLOSED          FREQUENCY (1)              LAG TIME
              ----                    -----------         -------------              --------
Hartland & Co. (**).............   Full portfolio      Quarterly basis       At least 30 days after
                                   holdings(5)                               quarter end
Hewitt Associates (*)...........   Top Ten and Full    Monthly and           Approximately 10-12 days
                                   portfolio           quarterly basis,      after month/quarter end
                                   holdings            respectively (6)
Merrill Lynch (*)...............   Full portfolio      Monthly basis         Approximately 1 day
                                   holdings                                  after previous month end
Mobius (**).....................   Top Ten portfolio   Monthly basis         At least 15 days after
                                   holdings (4)                              month end
Nelsons (**)....................   Top Ten holdings    Quarterly basis       At least 15 days after
                                   (4)                                       quarter end
Prime Buchholz & Associates,
  Inc. (**).....................   Full portfolio      Quarterly basis       At least 30 days after
                                   holdings (5)                              quarter end
PSN (**)........................   Top Ten holdings    Quarterly basis       At least 15 days after
                                   (4)                                       quarter end
PFM Asset Management LLC (*)....   Top Ten and Full    Quarterly basis (6)   Approximately 10-12 days
                                   portfolio                                 after quarter end
                                   holdings
Russell Investment
  Group/Russell/Mellon
  Analytical Services, Inc.
  (**)..........................   Top Ten and Full    Monthly and           At least 15 days after
                                   portfolio           quarterly basis       month end and at least
                                   holdings                                  30 days after quarter
                                                                             end, respectively
Stratford Advisory Group, Inc.
  (*)...........................   Top Ten portfolio   Quarterly basis (6)   Approximately 10-12 days
                                   holdings (7)                              after quarter end
Thompson Financial (**).........   Full portfolio      Quarterly basis       At least 30 days after
                                   holdings (5)                              quarter end
Watershed Investment
  Consultants, Inc. (*).........   Top Ten and Full    Quarterly basis (6)   Approximately 10-12 days
                                   portfolio                                 after quarter end
                                   holdings
Yanni Partners (**).............   Top Ten portfolio   Quarterly basis       At least 15 days after
                                   holdings (4)                              quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)..................   Complete            Daily                 One day
                                   portfolio
                                   holdings



---------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     Each Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by each of the Funds and all cash, including proceeds from the sale of shares of the Funds and of securities in each Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to each of the Funds.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds' independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Directors believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy. Attached hereto as Appendix A is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. Each Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. Each Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Company performs an annual audit of the Funds' financial statements. The Company's Board of Directors has engaged Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, to be the Company's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Funds is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of each of the Funds of the Company are incorporated herein by reference to the Annual Reports to shareholders of each Fund dated June 30, 2008. The Annual Reports may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Reports are included as part of the Company's filing on Form N-CSR as filed with the SEC on August 29, 2008. The Annual Reports may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202)551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

          - Approval of financial statements and auditor reports.

          - General updating/corrective amendments to the charter.

          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

               a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

               b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

               c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

               d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

               e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

               f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1. We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          - Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
        (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1. We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment

Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                                                                      APPENDIX C

                         PRO FORMA FINANCIAL STATEMENTS

     The following presents the pro forma financial statements for the combination of Van Kampen Global Value Equity Fund and Van Kampen Global Franchise Fund. The statements are presented as of June 30, 2008.

     The unaudited Pro Forma Portfolio of Investments and Pro Forma Combined Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on June 30, 2008. The Pro Forma Combined Statement of Operations reflects the results of operations for the twelve months ended June 30, 2008 as if the merger were completed on July 1, 2008. The pro forma statements give effect to the proposed exchange of Van Kampen Global Franchise Fund shares for the assets and liabilities of Van Kampen Global Value Equity Fund, with Van Kampen Global Franchise Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen Global Franchise Fund will sell any securities of Van Kampen Global Value Equity Fund acquired in the Reorganization other than in the ordinary course of business. As of June 30, 2008, it would not have been necessary for Van Kampen Global Franchise Fund to sell any securities of Van Kampen Global Value Equity Fund acquired in the Reorganization in order to comply with the investment restrictions of Van Kampen Global Franchise Fund, the surviving entity.

     Van Kampen Global Value Equity Fund - Van Kampen Global Franchise Fund
                   Pro Forma Combined Portfolio of Investments
                                  June 30, 2008

                                                 Global Value     Global                 Global Value      Global        Pro Porma
                                                    Equity      Franchise    Pro Porma      Equity        Franchise      Combined
                                                     Fund          Fund      Combined       Market         Market         Market
Description                                         Shares        Shares      Shares         Value          Value          Value
-----------                                      ------------   ---------   ----------   ------------   ------------   ------------
Common Stocks 99.8%
Australia 0.4%
Boral, Ltd.                                          287,876            0      287,876    $ 1,559,243   $         --   $  1,559,243
Foster's Group, Ltd.                                 386,660            0      386,660      1,879,304              0      1,879,304
Goodman Fielder Ltd.                               3,300,761            0    3,300,761      4,445,804              0      4,445,804
                                                                                          -----------   ------------   ------------
                                                                                            7,884,351              0      7,884,351
                                                                                          -----------   ------------   ------------
Bermuda 0.6%
Covidien Ltd.                                         91,771            0       91,771      4,394,913              0      4,394,913
Ingersoll-Rand Co., Ltd., Class A                     81,791            0       81,791      3,061,437              0      3,061,437
Tyco International Ltd.                              112,084            0      112,084      4,487,844              0      4,487,844
                                                                                          -----------   ------------   ------------
                                                                                           11,944,194              0     11,944,194
                                                                                          -----------   ------------   ------------
Finland 2.7%
Kone Oyj, Class B                                          0    1,605,912    1,605,912              0     56,485,123     56,485,123
                                                                                          -----------   ------------   ------------
France 5.6%
BNP Paribas, SA                                       59,172            0       59,172      5,360,623              0      5,360,623
Groupe DANONE                                              0      613,780      613,780              0     43,099,949     43,099,949
Lafarge, SA                                           44,317            0       44,317      6,795,382              0      6,795,382
Pernod Ricard, SA                                          0      511,174      511,174              0     52,514,404     52,514,404
Sanofi-Aventis                                        50,727            0       50,727      3,388,765              0      3,388,765
Total, SA                                             79,004            0       79,004      6,741,826              0      6,741,826
                                                                                          -----------   ------------   ------------
                                                                                           22,286,596     95,614,353    117,900,949
                                                                                          -----------   ------------   ------------
Germany 0.4%
BMW, AG                                               66,876            0       66,876      3,216,701              0      3,216,701
DaimlerChrysler, AG                                   74,284            0       74,284      4,594,052              0      4,594,052
Qimonda, AG - ADR(a)                                 663,104            0      663,104      1,578,187              0      1,578,187
                                                                                          -----------   ------------   ------------
                                                                                            9,388,940              0      9,388,940
                                                                                          -----------   ------------   ------------
Ireland 2.0%
Bank of Ireland                                      291,903            0      291,903      2,538,299              0      2,538,299
C&C Group PLC                                              0    6,336,476    6,336,476              0     35,117,179     35,117,179
Kerry Group PLC, Class A                             173,247            0      173,247      5,128,056              0      5,128,056
                                                                                          -----------   ------------   ------------
                                                                                            7,666,355     35,117,179     42,783,534
                                                                                          -----------   ------------   ------------
Italy 0.2%
ENI S.p.A.                                           114,789            0      114,789      4,283,293              0      4,283,293
                                                                                          -----------   ------------   ------------
Japan 4.0%
Astellas Pharma, Inc.                                 63,500            0       63,500      2,691,058              0      2,691,058
Canon, Inc.                                           96,500            0       96,500      4,962,000              0      4,962,000
Kao Corp.                                            185,000    1,739,000    1,924,000      4,852,145     45,610,162     50,462,307
Keihin Corp.                                         309,500            0      309,500      4,689,791              0      4,689,791
Kuraray Co., Ltd.                                    148,000            0      148,000      1,764,543              0      1,764,543
Mitsui Sumitomo Insurance Group Holdings, Inc.        75,100            0       75,100      2,588,558              0      2,588,558
Nissan Motor Co., Ltd.                               390,500            0      390,500      3,225,206              0      3,225,206
SANKYO Co., Ltd.                                     104,100            0      104,100      6,784,122              0      6,784,122
Sumitomo Electric Industries, Ltd.                   274,000            0      274,000      3,478,382              0      3,478,382
Takeda Pharmaceutical Co., Ltd.                       91,700            0       91,700      4,663,371              0      4,663,371
                                                                                          -----------   ------------   ------------
                                                                                           39,699,176     45,610,162     85,309,338
                                                                                          -----------   ------------   ------------

     Van Kampen Global Value Equity Fund - Van Kampen Global Franchise Fund
                   Pro Forma Combined Portfolio of Investments
                                  June 30, 2008

                                                 Global Value     Global                 Global Value      Global        Pro Porma
                                                    Equity      Franchise    Pro Porma      Equity        Franchise      Combined
                                                     Fund          Fund      Combined       Market         Market         Market
Description                                         Shares        Shares      Shares         Value          Value          Value
-----------                                      ------------   ---------   ----------   ------------   ------------   ------------
Netherlands 7.5 %
Aegon, NV                                            322,310            0      322,310    $ 4,269,272   $         --   $  4,269,272
Reed Elsevier, NV                                          0    4,335,001    4,335,001              0     73,098,395     73,098,395
Unilever, NV - CVA                                   197,031            0      197,031      5,593,189              0      5,593,189
Wolters Kluwer, NV                                   182,953    3,029,983    3,212,936      4,274,670     70,795,110     75,069,780
                                                                                          -----------   ------------   ------------
                                                                                           14,137,131    143,893,505    158,030,636
                                                                                          -----------   ------------   ------------
Norway 0.3%
Statoil, ASA                                         176,160            0      176,160      6,568,127              0      6,568,127
                                                                                          -----------   ------------   ------------
Republic of China (Taiwan) 0.1%
Chunghwa Telecom Co., Ltd. - ADR(a)                  121,630            0      121,630      3,085,753              0      3,085,753
                                                                                          -----------   ------------   ------------
Republic of Korea (South Korea) 0.1%
SK Telecome Co., Ltd. - ADR                          112,512            0      112,512      2,336,874              0      2,336,874
                                                                                          -----------   ------------   ------------
Singapore 0.1%
ComfortDelGro Corp., Ltd.                          2,515,000            0    2,515,000      2,772,776              0      2,772,776
                                                                                          -----------   ------------   ------------
Spain 0.6%
Banco Bilbao Vizcaya Argentaria, SA                  243,698            0      243,698      4,669,514              0      4,669,514
Telefonica, SA                                       281,824            0      281,824      7,489,962              0      7,489,962
                                                                                          -----------   ------------   ------------
                                                                                           12,159,476              0     12,159,476
                                                                                          -----------   ------------   ------------
Sweden 4.4%
Ericsson, LM, Ser B                                  343,384            0      343,384      3,580,688              0      3,580,688
Swedish Match AB                                           0    4,351,558    4,351,558              0     89,235,679     89,235,679
                                                                                          -----------   ------------   ------------
                                                                                            3,580,688     89,235,679     92,816,367
                                                                                          -----------   ------------   ------------
Switzerland 5.8%
Nestle, SA                                                 0    1,282,920    1,282,920              0     57,970,327     57,970,327
Novartis, AG (Registered)                            136,047    1,016,443    1,152,490      7,491,208     55,968,791     63,459,999
UBS, AG (Registered)(a)                               74,386            0       74,386      1,561,192              0      1,561,192
                                                                                          -----------   ------------   ------------
                                                                                            9,052,400    113,939,118    122,991,518
                                                                                          -----------   ------------   ------------

     Van Kampen Global Value Equity Fund - Van Kampen Global Franchise Fund
                   Pro Forma Combined Portfolio of Investments
                                  June 30, 2008

                                                 Global Value     Global                 Global Value      Global        Pro Porma
                                                    Equity      Franchise   Pro Porma       Equity        Franchise      Combined
                                                     Fund          Fund      Combined       Market         Market         Market
Description                                         Shares        Shares      Shares         Value          Value          Value
-----------                                      ------------   ---------   ----------   ------------   ------------   ------------
United Kingdom 35.7%
Barclays PLC                                         901,917            0      901,917    $ 5,236,747   $         --   $  5,236,747
Barclays PLC(a)                                      193,267            0      193,267         36,571              0         36,571
British American Tobacco PLC                               0    4,683,175    4,683,175              0    162,217,034    162,217,034
Cadbury PLC                                          492,770    6,180,523    6,673,293      6,208,137     77,864,992     84,073,129
Diageo PLC                                                 0    2,432,508    2,432,508              0     44,769,551     44,769,551
Experian Group Ltd.                                        0    8,535,660    8,535,660              0     63,544,036     63,544,036
Imperial Tobacco Group PLC                           271,075    3,676,778    3,947,853     10,102,288    137,024,329    147,126,617
Old Mutual PLC                                     1,324,682            0    1,324,682      2,448,590              0      2,448,590
Premier Foods PLC                                  1,216,798            0    1,216,798      2,308,554              0      2,308,554
Reckitt Benckiser PLC                                      0    1,700,074    1,700,074              0     86,181,114     86,181,114
Reed Elsevier PLC                                    226,782            0      226,782      2,601,882              0      2,601,882
Rolls-Royce Group PLC(a)                             391,541            0      391,541      2,663,327              0      2,663,327
Rolls-Royce Group PLC - B Shares, Class B(a)      36,769,600            0   36,769,600         73,239              0         73,239
Royal Bank of Scotland Group PLC                   1,332,166            0    1,332,166      5,704,969              0      5,704,969
Royal Dutch Shell PLC - ADR                           90,620            0       90,620      7,404,560              0      7,404,560
Unilever PLC                                               0    2,730,036    2,730,036              0     77,706,454     77,706,454
Vodafone Group PLC                                 1,835,416            0    1,835,416      5,452,733              0      5,452,733
William Morrison Supermarkets PLC                    976,445            0      976,445      5,178,380              0      5,178,380
WPP Group PLC                                        525,389    4,807,192    5,332,581      5,067,656     46,367,917     51,435,573
                                                                                          -----------   ------------   ------------
                                                                                           60,487,633    695,675,427    756,163,060
                                                                                          -----------   ------------   ------------
United States 29.3%
American Capital, Ltd.                               110,245            0      110,245      2,620,524              0      2,620,524
American Electric Power Co., Inc.                     44,878            0       44,878      1,805,442              0      1,805,442
American International Group, Inc.                    69,905            0       69,905      1,849,686              0      1,849,686
Arrow Electronics, Inc.(a)                           104,931            0      104,931      3,223,480              0      3,223,480
Bank of New York Mellon Corp.                        123,217            0      123,217      4,661,299              0      4,661,299
Brown Forman Corp., Class B                                0      745,840      745,840              0     56,363,129     56,363,129
Career Education Corp.(a)                                  0    1,477,004    1,477,004              0     21,579,028     21,579,028
Chevron Corp.                                         85,444            0       85,444      8,470,064              0      8,470,064
Citigroup, Inc.                                      135,841            0      135,841      2,276,695              0      2,276,695
Dominion Resources, Inc.                              69,714            0       69,714      3,310,718              0      3,310,718
Dr. Pepper Snapple Group, Inc.(a)                     94,488      865,985      960,473      1,982,363     18,168,370     20,150,733
EMC Corp.(a)                                         259,460            0      259,460      3,811,467              0      3,811,467
Estee Lauder Cos., Inc.,, Class A                          0      649,890      649,890              0     30,187,391     30,187,391
Federal Home Loan Mortgage Corp.                     180,893            0      180,893      2,966,645              0      2,966,645
Fortune Brands, Inc.                                       0      769,751      769,751              0     48,040,160     48,040,160
Harley-Davidson, Inc.                                      0    1,334,256    1,334,256              0     48,380,123     48,380,123
Hewlett-Packard Co.                                   90,369            0       90,369      3,995,214              0      3,995,214
IBM Corp.                                             68,284            0       68,284      8,093,703              0      8,093,703
Illinois Tool Works, Inc.                             71,038            0       71,038      3,375,015              0      3,375,015
Kellogg Co.                                                0      937,545      937,545              0     45,020,911     45,020,911
Lehman Brothers Holdings, Inc.                       196,129            0      196,129      3,885,316              0      3,885,316
Marsh & McLennan Cos., Inc.                          181,865            0      181,865      4,828,516              0      4,828,516
Moody's Corp.                                              0    1,095,715    1,095,715              0     37,736,425     37,736,425
Peabody Energy Corp.                                  69,942            0       69,942      6,158,393              0      6,158,393
Philip Morris International, Inc.                    193,882    1,582,289    1,776,171      9,575,832     78,149,254     87,725,086
Procter & Gamble Co.                                       0      751,346      751,346              0     45,689,350     45,689,350
Schering-Plough Corp.                                139,241            0      139,241      2,741,655              0      2,741,655
Scotts Miracle Gro Co., Class A                            0    1,101,186    1,101,186              0     19,347,838     19,347,838
Starbucks Corp.(a)                                         0    2,207,515    2,207,515              0     34,746,286     34,746,286
UnitedHealth Group, Inc.                             149,813            0      149,813      3,932,591              0      3,932,591
Verizon Communications, Inc.                         140,491            0      140,491      4,973,381              0      4,973,381
Viacom, Inc.,, Class B(a)                             39,953            0       39,953      1,220,165              0      1,220,165
Weight Watchers International, Inc.                        0    1,163,176    1,163,176              0     41,420,697     41,420,697
Wyeth                                                159,223            0      159,223      7,636,335              0      7,636,335
                                                                                          -----------   ------------   ------------
                                                                                           97,394,499    524,828,962    622,223,461
                                                                                          -----------   ------------   ------------

     Van Kampen Global Value Equity Fund - Van Kampen Global Franchise Fund
                   Pro Forma Combined Portfolio of Investments
                                  June 30, 2008

                                                 Global Value
                                                    Equity          Global          Pro Porma
                                                    Market         Franchise        Combined
Description                                         Value        Market Value     Market Value
-----------                                      ------------   --------------   --------------
Total Long-Term Investments 99.8%
   (Cost $315,749,759 and $1,598,409,342)        $314,728,262   $1,800,399,508   $2,115,127,770
                                                 ------------   --------------   --------------
Repurchase Agreements 0.2%
Banc of America Securities ($1,358,182 par
   collateralized by U.S. Government
   obligations in a pooled cash account,
   interest rate of 2.50%, dated 06/30/08, to
   be sold on 07/01/08 at $1,358,276)                 531,899          826,283        1,358,182
Citigroup Global Markets, Inc. ($1,358,181 par
   collateralized by U.S. Government
   obligations in a pooled cash account,
   interest rate of 2.50%, dated 06/30/08, to
   be sold on 07/01/08 at $1,358,276)                 531,899          826,282        1,358,181
JPMorgan Chase & Co. ($407,454 par
   collateralized by U.S. Government
   obligations in a pooled cash account,
   interest rate of 2.60%, dated 06/30/08, to
   be sold on 07/01/08 at $407,484)                   159,569          247,885          407,454
State Street Bank & Trust Co. ($1,342,183 par
   collateralized by U.S. Government
   obligations in a pooled cash account,
   interest rate of 1.85%, dated 06/30/08, to
   be sold on 07/01/08 at $1,342,252)                 525,633          816,550        1,342,183
                                                 ------------   --------------   --------------
Total Repurchase Agreements 0.2%
   (Cost $1,749,000 and $2,717,000)                 1,749,000        2,717,000        4,466,000
                                                 ------------   --------------   --------------
Total Investments 100.0%
   (Cost $317,498,759 and $1,601,126,342)         316,477,262    1,803,116,508    2,119,593,770
Foreign Currency 0.1%
   (Cost $638,485 and $2,160,629)                     644,523        2,188,795        2,833,318
Liabilities in Excess of Other Assets (0.1%)          615,597       (3,361,293)      (2,745,696)
                                                 ------------   --------------   --------------
Net Assets 100.0%                                $317,737,382   $1,801,944,010   $2,119,681,392
                                                 ============   ==============   ==============

Percentages represent pro forma combined market values as a precentage of pro forma net assets.

(a)  Non-income producing security.

ADR - American Depositary Receipt
CBA - Certification Van Aandelen
HKD - Hong Kong Dollar

Forward Foreign Currency Contracts Outstanding as of June 30, 2008:

                                                                                       Global Value       Global        Pro Porma
                                         Global Value       Global       Pro Porma        Equity        Franchise       Combined
                                 In         Equity        Franchise      Combined       Unrealized      Unrealized      Unrealized
                              Exchange      Current        Current        Current     Appreciation/   Appreciation/   Appreciation/
                                 For        Value           Value          Value       Depreciation    Depreciation    Depreciation
                              --------   ------------   ------------   ------------   -------------   -------------   -------------
Short Contracts:
Pound Sterling
   8,800,000 expiring
   09/12/08 and 180,040,000
   expiring 07/24/08            US $      $17,430,168   $357,724,950   $375,155,118     $(342,768)     $(2,447,517)    $(2,790,285)
                                          ===========   ============   ============     =========      ===========     ===========

     Van Kampen Global Value Equity Fund - Van Kampen Global Franchise Fund
                   Pro Forma Combined Portfolio of Investments
                                  June 30, 2008

Summary of Long-Term Investments by Industry Classification (Unaudited)

                                                                                                    Pro Porma
                                                 Global Value       Global          Pro Porma        Combined
                                                    Equity         Franchise        Combined      Percentage of
Industry                                             Value           Value            Value         Net Assets
--------                                         ------------   --------------   --------------   -------------
Tobacco                                          $ 19,678,120   $  466,626,296   $  486,304,416       22.9%
Packaged Foods & Meats                             18,555,683      301,662,633      320,218,316       15.1%
Distillers & Vintners                                      --      188,764,263      188,764,263        8.9%
Household Products                                  4,852,145      177,480,625      182,332,770        8.6%
Publishing                                          6,876,552      143,893,505      150,770,057        7.1%
Pharmaceuticals                                    28,612,392       55,968,791       84,581,183        4.0%
Diversified Commercial & Professional Services             --       63,544,036       63,544,036        3.0%
Industrial Machinery                                6,436,453       56,485,123       62,921,576        3.0%
Advertising                                         5,067,656       46,367,917       51,435,573        2.4%
Motorcycle Manufacturers                                   --       48,380,123       48,380,123        2.3%
Housewares & Specialties                                   --       48,040,160       48,040,160        2.3%
Specialized Consumer Services                              --       41,420,697       41,420,697        2.0%
Specialized Finance                                        --       37,736,425       37,736,425        1.8%
Restaurants                                                --       34,746,286       34,746,286        1.6%
Personal Products                                          --       30,187,391       30,187,391        1.4%
Education Services                                         --       21,579,029       21,579,029        1.0%
Fertilizers & Agricultural Chemicals                       --       19,347,838       19,347,838        0.9%
Soft Drinks                                         1,982,363       18,168,370       20,150,733        1.0%
Integrated Oil & Gas                               33,467,870                0       33,467,870        1.6%
Diversified Banks                                  23,546,724                0       23,546,724        1.1%
Integrated Telecommunication Services              15,549,096                0       15,549,096        0.7%
Computer Hardware                                  12,088,916                0       12,088,916        0.6%
Automobile Manufacturers                           11,035,959                0       11,035,959        0.5%
Construction Materials                              8,354,625                0        8,354,625        0.4%
Wireless Telecommunication Services                 7,789,608                0        7,789,608        0.4%
Asset Management & Custody Banks                    7,281,823                0        7,281,823        0.3%
Leisure Products                                    6,784,122                0        6,784,122        0.3%
Life & Health Insurance                             6,717,862                0        6,717,862        0.3%
Coal & Consumable Fuels                             6,158,393                0        6,158,393        0.3%
Food Retail                                         5,178,380                0        5,178,380        0.2%
Food Products                                       5,128,056                0        5,128,056        0.2%
Office Electronics                                  4,962,000                0        4,962,000        0.2%
Insurance Brokers                                   4,828,516                0        4,828,516        0.2%
Auto Parts & Equipment                              4,689,791                0        4,689,791        0.2%
Industrial Conglomerates                            4,487,843                0        4,487,843        0.2%
Health Care Equipment                               4,394,913                0        4,394,913        0.2%
Managed Health Care                                 3,932,591                0        3,932,591        0.2%
Investment Banking & Brokerage                      3,885,315                0        3,885,315        0.2%
Computer Storage & Peripherals                      3,811,467                0        3,811,467        0.2%
Communications Equipment                            3,580,688                0        3,580,688        0.2%
Electrical Components & Equipment                   3,478,382                0        3,478,382        0.2%
Multi-Utilities                                     3,310,718                0        3,310,718        0.2%
Technology Distributors                             3,223,480                0        3,223,480        0.2%
Thrifts & Mortgage Finance                          2,966,645                0        2,966,645        0.1%
Trucking                                            2,772,776                0        2,772,776        0.1%
Aerospace & Defense                                 2,736,566                0        2,736,566        0.1%
Property & Casualty Insurance                       2,588,558                0        2,588,558        0.1%
Other Diversified Financial Services                2,276,695                0        2,276,695        0.1%
Brewers                                             1,879,304                0        1,879,304        0.1%
Multi-Line Insurance                                1,849,686                0        1,849,686        0.1%
Electric Utilities                                  1,805,442                0        1,805,442        0.1%
Commodity Chemicals                                 1,764,543                0        1,764,543        0.1%
Semiconductors                                      1,578,188                0        1,578,188        0.1%
Diversified Capital Markets                         1,561,192                0        1,561,192        0.1%
Movies & Entertainment                              1,220,165                0        1,220,165        0.1%
                                                 ------------   --------------   --------------       ----
                                                 $314,728,262   $1,800,399,508   $2,115,127,770       99.8%
                                                 ============   ==============   ==============       ====

     VAN KAMPEN GLOBAL VALUE EQUITY FUND - VAN KAMPEN GLOBAL FRANCHISE FUND
             PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2008

                              Amounts in Thousands

                                                  GLOBAL
                                                   VALUE      GLOBAL
                                                  EQUITY    FRANCHISE
                                                   FUND        FUND      ADJUSTMENTS     PRO FORMA
                                                 --------   ----------   -----------    ----------
ASSETS:
Total Investments (Cost of $317,498,759 and
   $1,601,126,342, respectively)                 $316,477   $1,803,117         --       $2,119,594
Foreign Currency (Cost $638,485 and
   $2,160,630, respectively)                          645        2,189         --            2,834
Cash **                                               -0-          -0-         --              -0-
Receivables:
   Investments Sold                                   -0-        9,638         --            9,638
   Dividends                                        1,082        7,053         --            8,135
   Fund Shares Sold                                   403        1,923         --            2,326
   Distributor                                        -0-          501                         501
   Interest **                                        -0-          -0-         --              -0-
Other                                                 922          154         --            1,076
                                                 --------   ----------   --------       ----------
   Total Assets                                   319,529    1,824,575         --        2,144,104
                                                 --------   ----------   --------       ----------
LIABILITIES:
Payables:
   Investments Purchased                               73       10,213         --           10,286
   Fund Shares Repurchased                            586        7,505         --            8,091
   Investment Advisory Fee                            185        1,175         --            1,360
   Distributor and Affiliates                         248          309         --              557
Forward Foreign Currency Contracts                    343        2,448         --            2,791
Directors' Deferred Compensation and
   Retirement Plans                                   175          210         --              385
Accrued Expenses                                      182          771         --              953
Merger Costs                                          -0-          -0-        918(1)           918
                                                 --------   ----------   --------       ----------
   Total Liabilities                                1,792       22,631        918           25,341
                                                 --------   ----------   --------       ----------
NET ASSETS                                       $317,737   $1,801,944      ($918)      $2,118,763
                                                 ========   ==========   ========       ==========
NET ASSETS CONSIST OF:
Capital (Par value of $0.001 per share with
   $1,500,000,000 shares authorized)             $292,913   $1,391,910   $   (918)(1)   $1,683,905
Net Unrealized Appreciation                        (1,319)     199,649                     198,330
Accumulated Net Realized Gain                      19,529      171,397                     190,926
Accumulated Undistributed Net Investment
   Income                                           6,614       38,988                      45,602
                                                 --------   ----------   --------       ----------
NET ASSETS                                       $317,737   $1,801,944      ($918)      $2,118,763
                                                 ========   ==========   ========       ==========
MAXIMUM OFFERING PRICE PER SHARE:
   CLASS A SHARES:
      Net Assets                                 $265,170   $1,118,004   $   (766)(1)   $1,382,408
      Shares Outstanding                           23,758       49,421    (12,069)(2)       61,110
                                                 --------   ----------                  ----------
      Net Asset Value and Redemption Price Per
         Share                                      11.16        22.62                       22.62
      Maximum Sales Charge (5.75%* of offering
         price)                                      0.68         1.38                        1.38
                                                 --------   ----------                  ----------
      Maximun Offering Price to Public           $  11.84   $    24.00                  $    24.00
                                                 ========   ==========                  ==========
   CLASS B SHARES:
      Net Assets                                 $ 28,093   $  369,441   $    (81)(1)   $  397,453
      Shares Outstanding                            2,594       16,918     (1,311)(2)       18,201
                                                 --------   ----------                  ----------
      Net Asset Value and Offering Price Per
         Share                                   $  10.83   $    21.84                  $    21.84
                                                 ========   ==========                  ==========
   CLASS C SHARES:
      Net Assets                                 $ 24,466   $  262,958   $    (71)(1)   $  287,353
      Shares Outstanding                            2,276       11,958     (1,167)(2)       13,067
                                                 --------   ----------                  ----------
      Net Asset Value and Offering Price Per
         Share                                   $  10.75   $    21.99                  $    21.99
                                                 ========   ==========                  ==========
   CLASS I SHARES:
      Net Assets                                 $      8   $   51,541   $     --(1)    $   51,549
      Shares Outstanding **                             1        2,278           (1)(2)      2,278
                                                 --------   ----------                  ----------
      Net Asset Value and Offering Price Per
         Share                                   $  11.16   $    22.63                  $    22.63
                                                 ========   ==========                  ==========

*    ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

**   LESS THAN 1,000

(1) A non-recurring cost associated with this transaction of approximately $918,000 will be incurred, all of which will be borne by the Van Kampen Global Value Equity Fund.

(2) The pro forma statements presume the issuance by Van Kampen Global Franchise Fund of approximately 11,689,000 Class A shares, 1,283,000 Class B shares, 1,109,000 Class C shares and 400 Class I shares in exchange for the assets and liabilities of the Van Kampen Global Value Equity Fund.

     VAN KAMPEN GLOBAL VALUE EQUITY FUND - VAN KAMPEN GLOBAL FRANCHISE FUND
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    For the Twelve Months Ended June 30, 2008

                              Amounts in Thousands

                                                   GLOBAL
                                                   VALUE       GLOBAL
                                                   EQUITY    FRANCHISE
                                                    FUND        FUND     ADJUSTMENTS   PRO FORMA
                                                 ---------   ---------   -----------   ----------
INVESTMENT INCOME:
   Dividends (Net of foreign withholding taxes
      of $706 and $4,688, respectively)          $  12,054   $  73,174      $  --      $   85,228
   Interest                                            101       1,117         --           1,218
   Other                                                --          --         --              --
                                                 ---------   ---------      -----      ----------
      Total Income                                  12,155      74,291         --          86,446
                                                 ---------   ---------      -----      ----------
EXPENSES:
   Investment Advisory Fee (1)                       2,649      16,470        119          19,238
   Distribution (12b-1) and Service Fee
      Class A                                          807       3,533         --           4,340
      Class B                                          411       1,877         --           2,288
      Class C                                          292       3,244         --           3,536
   Transfer Agent Fees                                 846       2,871         --           3,717
   Reports to Shareholders (2)                         135         377        (22)            490
   Accounting and Administrative Expenses (2)          104         376        (28)            452
   Custody                                              79         290         --             369
   Professional Fees (2)                                84         153        (59)            178
   Registration Fees                                    34          42         --              76
   Directors' Fees and Related Expenses (2)             31          63        (19)             75
   All Other Expenses (2)                               34          77        (11)            100
                                                 ---------   ---------      -----      ----------
      Total Expenses                                 5,506      29,373        (20)         34,859
      Investment Advisory Fee Reduction                 --          --        528             528
      Less Credits Earned on Cash Balances               5          10         --              15
                                                 ---------   ---------      -----      ----------
      Net Expenses                                   5,501      29,363       (548)         34,316
                                                 ---------   ---------      -----      ----------
NET INVESTMENT INCOME                            $   6,654   $  44,928      $ 548      $   52,130
                                                 =========   =========      =====      ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                   $  40,357   $ 215,469      $  --      $  255,826
   Foreign Currency Transactions                       193      (1,023)         0            (830)
   Forward Foreign Currency Contracts                 (171)       (988)        --          (1,159)
                                                 ---------   ---------      -----      ----------
Net Realized Gain                                   40,379     213,458         --         253,837
                                                 ---------   ---------      -----      ----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                       $ 122,830   $ 769,556      $   0      $  892,386
                                                 ---------   ---------      -----      ----------
   End of the Period:
      Investments                                   (1,021)    201,990          0         200,969
      Foreign Currency Translation                      44         107          0             151
      Forward Foreign Currency Contracts              (343)     (2,447)         0          (2,790)
                                                 ---------   ---------      -----      ----------
                                                    (1,320)    199,650          0         198,330
                                                 ---------   ---------      -----      ----------
Net Unrealized Depreciation During the Period     (124,150)   (569,906)         0        (694,056)
                                                 ---------   ---------      -----      ----------
NET REALIZED AND UNREALIZED LOSS                 $ (83,771)  $(356,448)     $   0       ($440,219)
                                                 ---------   ---------      -----      ----------
NET DECREASE IN NET ASSETS FROM OPERATIONS       $ (77,117)  $(311,520)     $ 548       ($388,089)
                                                 =========   =========      =====      ==========

(1) Expenditure increased as result of surviving fund's management fee breakpoints.

(2) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

VAN KAMPEN GLOBAL VALUE EQUITY FUND-VAN KAMPEN GLOBAL FRANCHISE FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS
JUNE 30, 2008
(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

     The Acquiring Fund, Van Kampen Global Franchise Fund (the "Acquiring Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Acquiring Fund's primary investment objective is to seek long-term capital appreciation. The Acquiring Fund commenced operations on September 25, 1998. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

     The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity Securities traded on NASDAQ are valued at the NASDAQ Official

Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Acquiring Fund may invest in repurchase agreements, which are short-term investments in which the Acquiring Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Acquiring Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Acquiring Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Acquiring Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Acquiring Fund are recorded on the ex-distribution date.

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Reference is made to Article VII of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS


1.1     Articles of Amendment and Restatement(1)
1.2 Articles Supplementary (adding Registrant's Japanese Equity Fund) to the Amended and Restated Articles of Incorporation(2)
1.3     Articles Supplementary (adding Registrant's Global Equity, Emerging
        Market Debt, Mid Cap Growth, Equity Growth and Value Funds) to the
        Amended and Restated Articles of Incorporation(3)
1.4     Articles Supplementary (changing the name of Morgan Stanley Equity
        Growth to Van Kampen Equity Growth) to the Amended and Restated
        Articles of Incorporation(6)
1.5 Articles Supplementary (adding Registrant's Global Franchise Fund) to the Amended and Restated Articles of Incorporation(6)
1.6     Articles of Amendment (changing the corporate name from Morgan Stanley
        Fund, Inc. to Van Kampen Series Fund, Inc.)(7)
1.7     Articles Supplementary (changing the name of each fund)(7)
1.8     Articles Supplementary (changing the name of Van Kampen Aggressive
        Equity Fund to Van Kampen Focus Equity Fund)(9)
1.9     Articles Supplementary (changing the name of Van Kampen Global
        Franchise Fund to Van Kampen Tax Managed Global Franchise Fund)(10)
1.10    Articles Supplementary (changing the name of Van Kampen Asian Growth
        Fund to Van Kampen Asian Equity Fund; Van Kampen European Equity Fund to Van Kampen European Value Equity Fund; Van Kampen Global Equity
        Fund to Van Kampen Global Value Equity Fund and Van Kampen Tax Managed
        Global Franchise Fund to Van Kampen Global Franchise Fund,) to the
        Amended and Restated Articles of Incorporation(12)
1.11    Articles Supplementary (changing the name of Van Kampen Worldwide High
        Income Fund to Van Kampen Emerging Markets Income Fund) to the Amended and Restated Articles of Incorporation(13)
1.12    Articles Supplementary (adding Class I Shares) to the Amended and
        Restated Articles of Incorporation(15)
1.13    Articles Supplementary (representing the termination of the Van Kampen
        European Value Equity Fund) to the Amended and Restated Articles of
        Incorporation(16)
1.14    Articles Supplementary (representing the termination of the Van Kampen
        International Magnum Fund) to the Amended and Restated Articles of
        Incorporation(16)
1.15    Articles Supplementary (representing the termination of the Van Kampen
        Focus Equity Fund) to the Amended and Restated Articles of
        Incorporation(16)

1.16    Articles Supplementary (representing the termination of the Van Kampen
        Emerging Markets Income Fund) to the Amended and Restated Articles of
        Incorporation(16)
1.17    Articles Supplementary (adding Class R Shares To Van Kampen American
        Value Fund) to the Amended and Restated Articles of Incorporation(18)
2.      Second Amended and Restated By-Laws(20)
3.      Not applicable
4.      Form of Agreement and Plan of Reorganization+
5.1 Specimen stock certificates relating to all of the Funds of the Registrant(4)
5.2 Specimen Class I Shares stock certificates relating to relevant Funds of the Registrant(15)
5.3     Specimen Class R Shares stock certificate relating to Van Kampen
        American Value Fund(18)
6.1.1   Investment Advisory Agreement(11)
6.1.1   Amendment to the Investment Advisory Agreement(18)
6.2     Investment Sub-Advisory Agreement between Van Kampen Investment
        Advisory Corp. and Morgan Stanley Investment Management Company(13)
6.3     Investment Sub-Advisory Agreement between Van Kampen Investment
        Advisory Corp. and Morgan Stanley Investment Management Limited(13)
6.4 Investment Sub-Advisory Agreement between Van Kampen Asset Management and Morgan Stanley Investment Management Limited(18)
6.5 Investment Sub-Advisory Agreement between Van Kampen Asset Management and Morgan Stanley Investment Management Company(18)
7.1     Amended and Restated Distribution and Service Agreement(19)
7.2     Form of Dealer Agreement(13)
8.1     Form of Trustee Deferred Compensation Agreement(18)
8.2     Form of Trustee Retirement Plan(18)
9.1     Custodian Contract(13)
9.2     Amendment dated May 24, 2001 to Custodian Contract(13)
9.3     Amendment dated October 3, 2005 to the Custodian Contract(17)
10.1    Amended and Restated Transfer Agency and Service Agreement(19)
10.2    Fund Accounting Agreement(13)
10.3    Amended and Restated Legal Services Agreement(20)
10.4.1  Plan of Distribution for Class A Shares of the Asian Growth, American
        Value, Worldwide High Income, Emerging Markets, Latin American, Global
        Equity Allocation, International Magnum and Focus Equity (formerly
        Aggressive Equity) Funds(3)
10.4.2 Plan of Distribution of the Japanese Equity, European Equity, Growth and Income II, Global Equity, Emerging Markets Debt, Mid Cap Growth,
        Equity Growth, Value and Tax Managed Global Franchise Funds(3)
10.4.3  Amended and Restated Plan of Distribution for Class B and Class C
        Shares of the Asian Growth, American Value, Worldwide High Income,
        Emerging Markets, Latin American, Global Equity Allocation,
        International Magnum, Focus Equity (formerly Aggressive Equity),
        Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth,
        Value and Tax Managed Global Franchise Funds(3)
10.4.4  Plan of Distribution for Class B and Class C Shares of the Japanese
        Equity, European Equity and Growth and Income II Funds(3)
10.4.5  Amended and Restated Plan of Distribution for Class R Shares of the
        American Value Fund(18)
10.5    Form of Amended and Restated Service Plan(18)
10.6    Amended and Restated Multi-Class Plan(20)
11.1    Opinion of Miles & Stockbridge P.C. Counsel+
11.2    Consent of Skadden, Arps, Slate, Meagher & Flom LLP+

12. Opinion of Skadden, Arps, Slate, Meagher & Flom LLP supporting tax matters and consequences++
13.     Not applicable
14.1    Consent of independent registered public accounting firm+
15.     Not applicable
16.     Power of Attorney+
17.1    Form of Proxy Card+



--------
 (1) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on December 31, 1996.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 29, 1997.

 (5) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A (File Nos. 2-12685 and 811-734), as filed with the SEC via EDGAR on April 29, 1999.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 1, 1998.

 (7) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 28, 1998.

 (8) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Van Kampen Equity Trust II Registration Statement on Form N-1A (File Nos. 333-75493 and 811-9279), as filed with the SEC via EDGAR on June 4, 1999.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 1999.

(10) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on March 7, 2000.

(11) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2000.

(12) Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 26, 2001.

(13) Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on October 28, 2003.

(14) Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-151294 and 811-7140), as filed with the SEC via EDGAR on August 28, 2004.

(15) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2004.

(16) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File No. 33-51294 and 811-7140), as filed with the SEC via EDGAR on August 26, 2005.

(17) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 27, 2005.

(18) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 20, 2006.

(19) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 25, 2007.

(20) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 28, 2008.

 +    Filed herewith.

++    To be filed by further amendment.

ITEM 17.  UNDERTAKINGS

     (a) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (c) The undersigned registrant agrees to file, by post-effective amendment to the registration statement, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on December 24, 2008.


                                        VAN KAMPEN SERIES FUND, INC.

                                        By:      /s/ EDWARD C. WOOD III
                                            ------------------------------------
                                                      Edward C. Wood III
                                            President and Principal Executive
                                                           Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated, on December 24, 2008.


SIGNATURES                                          TITLE
----------                                          -----
Principal Executive Officer:


  /s/ EDWARD C. WOOD III       President and Principal Executive Officer
-----------------------------
      Edward C. Wood, III
Principal Financial Officer:
  /s/ STUART N. SCHULDT*       Chief Financial Officer and Treasurer
-----------------------------
       Stuart N. Schuldt
Trustees:


    /s/ DAVID C. ARCH*         Director
-----------------------------
         David C. Arch
   /s/ JERRY D. CHOATE*        Director
-----------------------------
       Jerry D. Choate
    /s/ ROD DAMMEYER*          Director
-----------------------------
         Rod Dammeyer
  /s/ LINDA HUTTON HEAGY*      Director
-----------------------------
      Linda Hutton Heagy
  /s/ R. CRAIG KENNEDY*        Director
-----------------------------
       R. Craig Kennedy
    /s/ HOWARD J KERR*         Director
-----------------------------
        Howard J Kerr
   /s/ JACK E. NELSON*         Director
-----------------------------
        Jack E. Nelson
  /s/ HUGO SONNENSCHEIN*       Director
-----------------------------
      Hugo Sonnenschein
   /s/ WAYNE W. WHALEN*        Director
-----------------------------
       Wayne W. Whalen

SIGNATURES                                          TITLE
----------                                          -----
  /s/ SUZANNE H. WOOLSEY*                         Director
-----------------------------
      Suzanne H. Woolsey


* Signed by Elisa Mitchell pursuant to a power of attorney filed herewith.



    /s/ ELISA MITCHELL                                      December 24, 2008
  ---------------------------
         Elisa Mitchell
        Attorney-in-Fact

                        SCHEDULE OF EXHIBITS TO FORM N-14
                          VAN KAMPEN SERIES FUND, INC.



EXHIBIT
-------
11.1      Opinion of Miles & Stockbridge P.C. Counsel
11.2      Consent of Skadden, Arps, Slate, Meagher & Flom LLP
14.1      Consent of independent registered public accounting firm
16.       Power of Attorney
17.1      Form of Proxy Card